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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05309

First American Investment Funds, Inc.

(Exact name of registrant as specified in charter)

800 Nicollet Mall, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip code)

Charles D. Gariboldi  800 Nicollet Mall, Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:   800-677-3863

Date of fiscal year end:   September 30

Date of reporting period:  September 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

2004 Annual Report

STOCK FUNDS

First American Stock Funds

Stocks are shares of ownership that a company sells in order to raise money to run its business. As an owner or shareholder, you take part in the company’s achievements and failures.

Stocks and stock funds offer you a number of options. Some are defined by the size of the companies they invest in, some by the style of the company, and others by where they invest – by geographic location or by industry. Because the various types of stocks outperform and underperform at different times, dividing your money among several types may help smooth out your portfolio’s returns.

TABLE OF CONTENTS

Message to Shareholders
Report of Independent Registered Public Accounting Firm
Sector Funds
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
International Fund
Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Financial Highlights
Small Cap Funds
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Mid Cap Funds
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Large Cap Funds
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights
Growth & Income Funds
Schedule of Investments
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Financial Highlights

Notes to Financial Statements

Notice to Shareholders

Mutual fund investing involves risk; principal loss is possible.

NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

Message to SHAREHOLDERS  November 15, 2004

Dear Shareholders:

We invite you to take a few minutes to review the results of the fiscal year ended September 30, 2004.

This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

Also, through our website, firstamericanfunds.com, we provide quarterly performance fact sheets on all First American funds, the economic outlook as viewed by our senior investment officers, and other information about fund investments and portfolio strategies.

Please contact your financial professional if you have questions about First American Funds or contact First American Investor Services at 800.677.FUND.

We appreciate your investment with First American Funds and look forward to serving your financial needs in the future.

Sincerely,

/s/ Virginia L. Stringer	/s/ Thomas S. Schreier
Virginia L. Stringer	Thomas S. Schreier, Jr.
Chairperson of the Board	President
First American Investment Funds, Inc.	First American Investment Funds, Inc.

Real Estate Securities fund

Investment Objective: to provide above-average current income and long-term capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Real Estate Securities Fund, Class Y shares, returned 25.33% for the fiscal year ended September 30, 2004 (Class A shares returned 24.98% at net asset value). By comparison, the Fund's benchmark, the Morgan Stanley REIT Index*, returned 24.85% for the same period.

How did general economic and market conditions affect performance?

Long-term quantitative studies show little correlation between REIT price movement and changes in the
10-year Treasury. However, as the fourth quarter of 2003 and the first quarter of 2004 saw a continued low-yield environment, REITs became the yield alternative for many investors. This changed abruptly on April 2, 2004, with the first strong employment growth numbers and a corresponding rise in interest rates, particularly that of the 10-year Treasury. From April 2, 2004, to May 10, 2004, the Morgan Stanley REIT Index lost 18.61%. Since that time, interest rates have rallied and REITs completely recovered to set a new high on the Morgan Stanley REIT Index on September 7, 2004, and closed out the fiscal year within 2% of that level.

The real estate markets need healthy job growth to generate demand for real estate space. Generally, on average, healthy job growth did not occur during the fiscal year. Thus the fundamental operating environment for most property types remains challenging. The relative strong yield characteristics of REITs was a primary driver in another strong year of stock performance.

What worked for the Fund and why?

The Fund benefited from being overweight in a number of companies that were acquired during the year: Extended Stay America, Keystone Property Group, and Chelsea Property Group. The Fund also benefited by owning and then strategically selling Equity Office Properties and Apartment Investment & Management Co. The Fund was also overweight in LaSalle Hotel Properties, which had a 12-month return of 65.69%.

What did not work for the Fund and why?

In a period when REITs were up more than 25%, even the Fund's cash position of less than 3% was detrimental to the Fund's performance. Owning two stocks not included in the Morgan Stanley REIT Index, Boardwalk Equities, Inc. and Anthracite Capital, detracted from performance.

What strategic moves were made by the Fund and why?

The Fund has increased its weighting in the hotel sector as we believe the return of the business traveler, lack of new construction, and short lease duration will create the greatest potential for growth in this REIT sector.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Simon Property Group	4.9%
Public Storage	4.2%
Vornado Realty Trust	3.8%
Macerich	3.7%
Boston Properties	3.7%
Rouse	3.5%
Avalonbay Communities	3.5%
Essex Property Trust	3.4%
Lasalle Hotel Properties	3.2%
Apartment Investment & Management	3.0%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Morgan Stanley REIT Index[3]
Apartments	12.9%	20.5%
Community Centers	9.9%	10.7%
Diversified	8.7%	6.1%
Hotels	12.7%	5.4%
Industrial	10.5%	8.5%
Malls	15.4%	13.9%
Office	18.9%	27.1%
Other	2.6%	0.8%
Self-Storage	4.2%	4.4%
Specialty	2.9%	2.6%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Real Estate Securities fund continued

Annualized Performance[1] as of September 30, 2004
			Since Inception
	1 year	5 years	6/30/1995	9/29/1995	2/1/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	18.12%	17.64%	-	12.99%	-	-
Class B	19.06%	17.92%	-	12.83%	-	-
Class C	23.12%	-	-	-	19.50%	-
Average annual return without sales charge (NAV)
Class A	24.98%	18.99%	-	13.70%	-	-
Class B	24.06%	18.13%	-	12.83%	-	-
Class C	24.12%	-	-	-	19.50%	-
Class R4	24.94%	-	-	-	-	21.83%
Class Y	25.33%	19.30%	14.22%	-	-	-
Morgan Stanley REIT Index[3]	24.85%	18.07%	13.46%	13.33%	19.39%	21.31%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Sector funds such as the First American Real Estate Securities Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index of the most actively traded real estate investment trusts.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Real Estate Securities fund continued

Expense Example

As a shareholder of the Real Estate Securities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,010.30	$6.18
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21
Class B Actual	$1,000.00	$1,006.60	$9.93
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97
Class C Actual	$1,000.00	$1,006.50	$9.93
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97
Class R Actual[2]	$1,000.00	$1,009.50	$6.81
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.22	$6.84
Class Y Actual	$1,000.00	$1,011.90	$4.93
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

1Expenses are equal to the Fund's annualized expense ratio of 1.23%, 1.98%, 1.98%, 1.36%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.44 and $7.47, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Technology fund

Investment Objective: long-term growth of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Technology Fund, Class Y shares, returned 5.22% for the fiscal year ended September 30, 2004 (Class A shares returned 4.96% at net asset value). By comparison, the Fund's benchmark, the Merrill Lynch 100 Technology Index*, returned 4.72% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above-trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004, which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

During the past year, several of the Technology Fund's best performers were nonbenchmark names, including Pixelworks, Autodesk, Given Imaging, Sierra Wireless, and Altiris. Perhaps more importantly, much of the Fund's positive performance, when compared with our benchmark, the Merrill Lynch 100 Technology Index, came from not owning a number of poorly performing benchmark names. These included Seagate Technology, Synopsys, LSI Logic, BEA Systems, and Unisys.

What did not work for the Fund and why?

Although the Technology Fund did outperform its benchmark in the last year, our total performance was hindered somewhat by owning names that clearly underperformed, such as MKS Instruments and Maxtor, and not owning names in our benchmark that performed quite well. Those in this latter category included eBay, L.M. Ericsson, Symantec, and QUALCOMM. Fortunately, the shares of these latter companies have weakened in recent months, owing to market factors, and we have been able to invest in these shares at discounted levels. Not owning Yahoo was the biggest negative driver of performance in the internet software and services sectors.

What strategic moves were made by the Fund and why?

In general, the only major strategic move during the past year was to gradually increase the Fund's exposure to large-cap names, while decreasing its exposure to small-cap names. Otherwise our strategy has remained constant: to choose companies that we feel will be able to grow revenue, produce positive cash flow, and increase or maintain market share.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Infosys Technologies	1.9%
QUALCOMM	1.6%
Marvell Technology Group	1.6%
Symantec	1.6%
Accenture	1.6%
NCR	1.6%
Applied Materials	1.5%
L.M. Ericsson	1.5%
Analog Devices	1.5%
Adobe Systems	1.5%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Merrill Lynch 100 Tech Index[3]
Application Software	12.1%	8.0%
Communications Equipment	16.9%	18.0%
Computer Hardware	4.9%	7.5%
Data Processing & Outsourced Service	6.2%	7.5%
Electronic Manufacturing Services	5.6%	5.5%
IT Consulting & Other Services	4.5%	4.2%
Other	23.3%	18.9%
Semiconductor Equipment	4.7%	4.4%
Semiconductors	15.7%	17.1%
Systems Software	6.2%	8.9%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Technology fund continued

Annualized Performance[1] as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	2/1/2000
Average annual return with sales charge (POP)
Class A	(0.80%)	(19.85%)	3.87%	-
Class B	(0.87%)	(19.77%)	3.65%	-
Class C	3.08%	-	-	(30.94%)
Average annual return without sales charge (NAV)
Class A	4.96%	(18.94%)	4.46%	-
Class B	4.13%	(19.57%)	3.65%	-
Class C	4.08%	-	-	(30.94%)
Class Y	5.22%	(18.72%)	4.72%	-
Merrill Lynch 100 Technology Index[3]	4.72%	(8.95%)	11.70%	(18.70%)

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Sector funds such as the First American Technology Fund are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are funds that invest in multiple industries. Share prices of sector funds also will fluctuate with changing market conditions, as will share prices of other stock funds. Sector funds should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

The Technology Fund's 1999 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO and technology stock investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs and technology stocks will have the same effect on performance as it did in 1999. Investments in the First American Technology Fund are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the Fund invests may be subject to rapid obsolescence.

2  Performance for Class B and Class C shares is not presented. Performance for these classes will vary due to different expense structures.

3  An equally weighted index of the 100 largest technology companies, as measured by market capitalization.

FIRST AMERICAN FUNDS Annual Report 2004

Technology fund continued

Expense Example

As a shareholder of the Technology Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$871.60	$5.76
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21
Class B Actual	$1,000.00	$867.50	$9.24
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97
Class C Actual	$1,000.00	$867.60	$9.24
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97
Class Y Actual	$1,000.00	$872.40	$4.59
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

1Expenses are equal to the Fund's annualized expense ratio of 1.23%, 1.98%, 1.98%, and 0.98% for Class A, Class B, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

FIRST AMERICAN FUNDS Annual Report 2004

International fund

Investment Objective: long-term growth of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American International Fund, Class Y shares, returned 14.13% for the fiscal year ended September 30, 2004 (Class A shares returned 13.91% at net asset value). By comparison, the Fund's benchmark, the MSCI EAFE Index*, returned 22.52% for the same period.

How did general economic and market conditions affect performance?

The fiscal year was highlighted by a transition from a recovery phase to the beginning of a period of slower economic growth. Markets posted positive returns on the back of strong earnings growth and modest valuations. Across the globe, slowing growth, monetary tightening, and rising commodity prices affected markets. Oil had the largest impact of all commodities, with the West Texas Intermediate crude oil price rising through the $50 level by fiscal year end.

Emerging markets continued to outperform developed markets as rising commodity prices supported these resource-rich economies. Japan was the weakest performing region, as the high oil price and slower economic growth weighed on the market. The escalating price of oil also hindered the performance of economically sensitive sectors, such as industrials and information technology, while energy and materials groups were among the best performers.

What worked for the Fund and why?

The Fund was well served by its exposure to the emerging markets, which are not represented in the benchmark. Led by stellar results from our holdings in Brazil, Mexico, China, Turkey, and South Africa, the emerging market portion of the Fund returned 31.4%. With oil prices soaring during the period, the Fund benefited from its positions in Eni and Total, allowing the Fund to outpace the benchmark return in the European energy sector. Other positive factors during the period included a strong return from our Japanese financials exposure, led by Mitsubishi Tokyo Financial, and outperformance in Hong Kong.

What did not work for the Fund and why?

The underperformance of growth stocks relative to more value-oriented shares had a significantly negative impact on Fund results in both Europe and Asia for the 12-month period. The Fund was also hampered by the preference of investors for companies with higher operational leverage over many of their higher-quality, economically sensitive peers. These factors, combined with several stock-specific disappointments, including Nichii Gakkan, Nokia, and Compass Group, caused the Fund to fall short of the benchmark return in Europe and Japan. An underweight to the former region and an overweight to the latter further eroded results.

What strategic moves were made by the Fund and why?

We have been reducing the amount of risk in the portfolio relative to the benchmark. Notably, exposure to the emerging markets, which are not a part of the index, has been reduced to 5.7%. During the fiscal year, the portfolio maintained overweights to the emerging markets and Japan, while underweighting Europe. Also during the period, we increased our weighting in the Pacific Basin ex Japan, as we found many attractive opportunities in the Hong Kong market.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Vodafone	3.5%
Total	3.3%
Eni	2.7%
Royal Bank of Scotland	2.6%
BNP Paribas	2.5%
Roche	2.4%
Sanofi-Aventis	2.3%
HBOS	2.0%
Siemens	1.7%
Mitsubishi Tokyo Financial Group	1.7%

Country Allocation as of September 30, 2004[1] (% of net assets)
Japan	24.2%
Great Britain	17.4%
France	14.3%
Germany	6.6%
Switzerland	5.9%
Hong Kong	5.8%
Italy	5.0%
Australia	4.4%
Ireland	3.5%
Spain	3.0%
Other	9.9%

1Fund holdings and country holdings are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2004

International fund continued

Annualized Performance[1] as of September 30, 2004
				Since Inception[4]
	1 year	5 years	10 years	3/6/1995	9/24/2001
Average annual return with sales charge (POP)
Class A	7.68%	(3.53%)	3.61%	-	-
Class B	8.12%	(3.48%)	-	4.35%	-
Class C	12.14%	-	-	-	5.49%
Average annual return without sales charge (NAV)
Class A	13.91%	(2.43%)	4.20%	-	-
Class B	13.12%	(3.16%)	-	4.35%	-
Class C	13.14%	-	-	-	5.49%
Class R5	13.16%	(2.58%)	4.09%	-	-
Class Y	14.13%	(2.19%)	4.47%	-	-
MSCI EAFE Index[3]	22.52%	(0.51%)	4.34%	4.47%	9.52%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On July 1, 2001, Clay Finlay Inc. was hired as subadvisor to manage the Fund's assets. On September 24, 2001, the First American International Fund merged with Firstar International Growth Fund and Firstar International Value Fund, both subadvised by Clay Finlay Inc. Performance history prior to September 24, 2001, represents that of the Firstar International Growth Fund.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  The MSCI EAFE (Morgan Stanley Capital International, Europe, Australasia, Far East) Index is an unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

4  The performance since inception for the index is calculated from the month end following the inception of the class.

5  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

International fund continued

Expense Example

As a shareholder of the International Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$956.80	$7.83
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07
Class B Actual	$1,000.00	$953.50	$11.48
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,013.25	$11.83
Class C Actual	$1,000.00	$954.10	$11.48
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.25	$11.83
Class R Actual[2]	$1,000.00	$951.10	$8.42
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,016.37	$8.70
Class Y Actual	$1,000.00	$958.20	$6.61
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81

1Expenses are equal to the Fund's annualized expense ratio of 1.60%, 2.35%, 2.35%, 1.73%, and 1.35% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $9.02 and $9.32, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Growth Opportunities fund

Investment Objective: growth of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Small Cap Growth Opportunities Fund, Class Y shares, returned (0.11%) for the fiscal year ended September 30, 2004 (Class A shares returned (0.39%) at net asset value). By comparison, the Fund's benchmark, the Russell 2000 Growth Index*, returned 11.92% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above-trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The Fund benefited from good stock selection in the information technology and materials sectors, as well as a general overweight in the energy sector relative to the Russell 2000 Growth Index. Within the technology sector, electronic equipment and instrument companies Aeroflex and FARO Technologies drove performance while chemical company Headwaters Inc. and metal and mining company Century Aluminum added value in the materials sector.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Spanish Broadcasting System	3.1%
Taro Pharmaceutical Industries	2.9%
Watson Pharmaceuticals	2.8%
Encore Medical	2.7%
Landry's Restaurants	2.6%
ADTRAN	2.3%
SAFENET	2.2%
Bradley Pharmaceuticals	2.1%
Amylin Pharmaceuticals	2.0%
Cullen/Frost Bankers	2.0%

What did not work for the Fund and why?

Adverse stock selection across a number of different sectors was the primary reason for the underperformance relative to the Russell 2000 Growth Index. Commercial service and supply companies within the industrial sector took the biggest toll on performance. Among these companies were Exult and Gevity, both human resource outsourcing companies, and Integrated Alarm Services Group, a provider of security alarm servicing systems. Healthcare stocks Encore Medical and Select Medical also had a negative impact on Fund performance. Select Medical fell victim to a change in government policies regarding the reimbursement for outpatient rehabilitation while Encore Medical's acquisitions of noncore businesses hurt the stock performance. Lastly, specialty retail companies Wet Seal, Sports Authority, and Select Comfort disappointed in the consumer discretionary sector. Wet Seal, a teen clothing distributor under new management, saw slow sales of its new line of merchandise while the merger between The Sport Authority and Gart Sports did not result in increased sales. Finally, Select Comfort, a producer of specialty mattresses, received complaints that their beds were developing mold, causing the market to fear a potential for significant warranty claims.

What strategic moves were made by the Fund and why?

During the second half of the fiscal year, the First American Small Cap Growth Opportunities Fund came under new management. The new management team's strategy is to focus on companies that are leveraged to secular trends (e.g., the aging population). As a result, the Fund has taken underweight positions in the basic materials, industrials, transportation, and utilities sectors. Conversely, the Fund has taken overweight positions in the consumer cyclical, staples, energy, and technology sectors.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell 2000 Growth Index[3]
Consumer Discretionary	18.8%	15.8%
Consumer Staples	0.0%	2.2%
Energy	5.9%	5.1%
Financials	9.2%	9.9%
Healthcare	28.2%	21.8%
Industrials	0.5%	14.1%
Information Technology	30.2%	26.7%
Materials	0.0%	3.5%
Telecommunication Services	2.0%	0.9%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Growth Opportunities fund continued

Annualized Performance[1] as of September 30, 2004

			Since Inception
	1 year	5 years	8/1/1995	3/1/1999	12/11/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	(5.88%)	14.08%	20.54%	-	-	-
Class B	(6.04%)	14.26%	-	20.95%	-	-
Class C	(2.13%)	-	-	-	-	9.41%
Average annual return without sales charge (NAV)
Class A	(0.39%)	15.38%	21.28%	-	-	-
Class B	(1.13%)	14.49%	-	21.03%	-	-
Class C	(1.14%)	-	-	-	-	9.41%
Class R4	(0.39%)	-	-	-	2.39%	-
Class Y	(0.11%)	15.67%	21.60%	-	-	-
Russell 2000 Growth Index[3]	11.92%	(0.68%)	3.67%	1.46%	(3.39%)	9.75%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On December 12, 2002, the Fund changed its main investment strategy such that it was permitted to invest in securities of companies with market capitalizations within the range of companies in the Russell 2000 Index. Previously, the Fund invested primarily in companies with market capitalizations of below $500 million at the time of purchase.

On September 24, 2001, the First American Small Cap Growth Opportunities Fund became the successor by merger to the Firstar MicroCap Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MicroCap Fund.

The First American Small Cap Growth Opportunities Fund's 1999 returns were higher due in substantial part to its strategy of investing in IPOs in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Fund's future investment in IPOs will have the same effect on performance as it did in 1999.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Growth Opportunities fund continued

Expense Example

As a shareholder of the Small Cap Growth Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$833.60	$8.85
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72
Class B Actual	$1,000.00	$830.90	$12.27
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,011.60	$13.48
Class C Actual	$1,000.00	$830.60	$12.27
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.60	$13.48
Class R Actual[2]	$1,000.00	$832.90	$9.42
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,014.72	$10.35
Class Y Actual	$1,000.00	$834.60	$7.71
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47

1Expenses are equal to the Fund's annualized expense ratio of 1.93%, 2.68%, 2.68%, 2.06%, and 1.68% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $9.99 and $10.98, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Select fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Small Cap Select Fund, Class Y shares, returned 17.98% for the fiscal year ended September 30, 2004 (Class A shares returned 17.64% at net asset value). By comparison, the Fund's benchmark, the Russell 2000 Index*, returned 18.77% for the same period. During the past year, the Fund's benchmark changed from The Standard and Poor's Small Cap 600 Composite Index to the Russell 2000 Index. The benchmark was changed to reflect the advisor's belief that the Russell 2000 Index was a better measure of the Fund's investment objective, capital appreciation.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

Good stock selection in the technology, healthcare, and energy sectors was the reason for the Fund's outperformance relative to the Russell 2000 Index in these areas. Research in Motion was the biggest positive driver of performance in the technology sector. Research in Motion, a manufacturer of wireless data devices, saw earnings estimates rise 10-fold during the fiscal year as sales of its BlackBerry wireless devices were strong. Within healthcare, good general stock selection in the biotech industry and the acquisition of healthcare provider and service company Inveresk Research Group by Charles River Labs added value. Finally, energy stock Ultra Petroleum added the most performance to the Fund overall relative to the benchmark as commodity prices, an efficient production process, and a positive regulatory environment helped the stock.

What did not work for the Fund and why?

Adverse stock selection across the materials, consumer discretionary, financials, and consumer staples sectors detracted from performance relative to the Russell 2000 Index. Anchor Glass Container Corp. hurt performance in the materials sector as the demand for their products declined and the raw input costs for their products increased. Media companies and specialty retailers negatively impacted performance in the consumer discretionary sector. Specifically in the specialty retail area, the merger between Sports Authority and Gart Sports did not result in increased sales and led to poor stock performance. In the financial sector, thrift, mortgage, and insurance stocks disappointed. Lastly, Performance Food Group was the leading detractor in the consumer staples sector.

What strategic moves were made by the Fund and why?

During the second half of the fiscal year the Fund came under new management and the Fund's benchmark, the Standard and Poor's SmallCap 600 Index, was changed to the Russell 2000 Index. The Index change was a result of the advisor's belief that the Russell 2000 Index was more representative of the Fund's investment objective of capital appreciation. The biggest strategic change by the new management team was decreasing the weight in the consumer discretionary sector based on the team's feeling that a decrease in refinancing activity and tax-rebate-driven spending, coupled with a slow recovery in employment, has put pressure on the sector.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
TIBCO Software	2.2%
Logitech International	2.2%
Georgia Gulf	2.0%
FactSet Research Systems	2.0%
Marvel Enterprises	1.8%
City National	1.7%
Chicago Bridge & Iron	1.6%
Station Casinos	1.5%
Cullen/Frost Bankers	1.5%
Covance	1.5%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell 2000 Index[3]
Consumer Discretionary	17.2%	14.8%
Consumer Staples	0.0%	2.7%
Energy	6.2%	5.5%
Financials	16.7%	22.5%
Healthcare	13.1%	12.9%
Industrials	17.9%	14.0%
Information Technology	21.2%	17.0%
Materials	4.6%	6.3%
Telecommunication Services	0.5%	0.9%
Utilities	0.0%	3.3%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Select fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	3/6/1995	9/24/2001
Average annual return with sales charge (POP)
Class A	11.13%	11.82%	9.81%	-	-
Class B	11.88%	12.03%	-	9.62%	-
Class C	15.79%	-	-	-	15.05%
Average annual return without sales charge (NAV)
Class A	17.64%	13.08%	10.44%	-	-
Class B	16.88%	12.28%	-	9.62%	-
Class C	16.79%	-	-	-	15.05%
Class R5	17.60%	13.13%	10.46%	-	-
Class Y	17.98%	13.38%	10.75%	-	-
S&P SmallCap 600 Index[3]	24.58%	11.49%	12.62%	13.18%	17.34%
Russell 2000 Index[4]	18.77%	7.41%	9.87%	10.27%	14.71%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in an index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Small Cap Select Fund became the successor by merger to the Firstar SmallCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar SmallCap Core Equity Fund. The Firstar SmallCap Core Equity Fund was organized on November 27, 2000, and prior to that, was a separate series of Mercantile Funds, Inc.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged, capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalizations.

4  An unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

5  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Select fund continued

Expense Example

As a shareholder of the Small Cap Select Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$964.30	$5.94
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.11
Class B Actual	$1,000.00	$961.10	$9.61
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87
Class C Actual	$1,000.00	$960.60	$9.61
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87
Class R Actual[2]	$1,000.00	$964.20	$6.56
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.32	$6.74
Class Y Actual	$1,000.00	$965.60	$4.72
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85

1Expenses are equal to the Fund's annualized expense ratio of 1.21%, 1.96%, 1.96%, 1.34%, and 0.96% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.17 and $7.36, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Value fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Small Cap Value Fund, Class Y shares, returned 23.02% for the fiscal year ended September 30, 2004 (Class A shares returned 22.70% at net asset value). By comparison, the Fund's benchmark, the Russell 2000 Value Index*, returned 25.66% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The Fund benefited from good stock selection in the healthcare and materials sectors, as well as the private banking industry. Additionally, a general overweight in the energy sector added to performance relative to the Russell 2000 Value Index. Within healthcare, Serological Corp., a biotechnology company that provides the raw materials used in a number of drugs, added to performance as end-user demand for certain drugs increased. Chemical stock, Georgia Gulf Corp., was the best performing stock in the materials sector as demand for their product increased due to the global demand for PVC plastic. Lastly, First Republic Bank of California aided performance, driven by continued stability and strength in the California real estate market and solid growth in asset management.

What did not work for the Fund and why?

Adverse stock selection in the technology, consumer discretionary, and industrials sectors was the primary reason for the Fund's underperformance relative to the Russell 2000 Value Index. Within the technology sector, slower-than-expected adoption of a new product, coupled with pricing pressure that offset unit growth, led to poor performance from data storage company Advanced Digital Information. Auto components company, Tower Automotive, had disappointing results in the consumer discretionary sector as the auto industry realized excess inventory and the company increased balance sheet leverage to support anticipated growth from recent successes in obtaining new customers. Finally, Integrated Alarm Services Group hurt results in the industrials sector as the management team failed to execute on transforming the company's business model.

What strategic moves were made by the Fund and why?

One of the largest strategic moves the management team made during the fiscal year was to tilt the financial sector toward firms that would be less impacted by an increasing interest-rate environment. This entailed moving away from real estate investment trusts (REITs) and thrifts and toward asset management companies more leveraged to a better economic environment. The Fund also moved to an overweight position in the energy sector, as fundamental conditions for exploration and production companies remained strong.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Georgia Gulf	2.0%
Cooper	1.7%
Radian Group	1.7%
NCO Group	1.6%
First Republic Bank – California	1.6%
City National	1.5%
Artesyn Technologies	1.5%
Sky Financial Group	1.5%
American Capital Strategies	1.5%
Men's Wearhouse	1.4%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell 2000 Value Index[3]
Consumer Discretionary	12.2%	13.9%
Consumer Staples	1.3%	3.1%
Energy	8.1%	5.9%
Financials	30.6%	33.9%
Healthcare	6.7%	4.9%
Industrials	19.2%	13.8%
Information Technology	6.9%	8.4%
Materials	8.2%	8.8%
Telecommunication Services	0.7%	1.0%
Utilities	4.7%	6.3%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Value fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	11/24/1997	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	15.96%	10.66%	12.31%	-	-	-
Class B	16.76%	10.79%	-	6.01%	-	-
Class C	20.83%	11.09%	-	-	10.29%	-
Average annual return without sales charge (NAV)
Class A	22.70%	11.92%	12.94%	-	-	-
Class B	21.76%	11.05%	-	6.01%	-	-
Class C	21.83%	11.09%	-	-	10.29%	-
Class R4	22.69%	-	-	-	-	16.57%
Class Y	23.02%	12.20%	13.20%	-	-	-
Russell 2000 Value Index[3]	25.66%	14.71%	13.41%	9.63%	12.85%	19.01%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Stocks of small-capitalization companies involve substantial risk. These stocks have historically experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

Performance prior to August 1, 1994, is that of the Small Company Value Trust Fund, a predecessor collective trust fund. On August 1, 1994, substantially all of the assets of the Small Company Value Trust Fund were transferred into Qualivest Small Companies Value Fund, a mutual fund registered under the Investment Company Act of 1940. On November 21, 1997, the First American Small Cap Value Fund became the successor by merger to Qualivest Small Companies Value Fund. Small Company Value Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index comprised of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 large U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Value fund continued

Expense Example

As a shareholder of the Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,010.70	$6.18
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21
Class B Actual	$1,000.00	$1,006.30	$9.93
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97
Class C Actual	$1,000.00	$1,006.90	$9.93
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97
Class R Actual[2]	$1,000.00	$1,009.90	$6.81
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.22	$6.84
Class Y Actual	$1,000.00	$1,011.30	$4.93
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95

1Expenses are equal to the Fund's annualized expense ratio of 1.23%, 1.98%, 1.98%, 1.36%, and 0.98% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.44 and $7.47, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Growth Opportunities fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Mid Cap Growth Opportunities Fund, Class Y shares, returned 17.18% for the fiscal year ended September 30, 2004 (Class A shares returned 16.88% at net asset value). By comparison, the Fund's benchmark, the Russell Midcap Growth Index*, returned 13.68% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The majority of the Fund's outperformance relative to the Russell Midcap Growth Index was a result of good stock selection in the information technology, healthcare, and industrial sectors. To a lesser extent, an overweight position in the energy sector benefited the Fund. Within the technology sector, Research In Motion and NCR drove performance. Research In Motion, a manufacturer of wireless data devices, saw earnings estimates rise 10-fold during the fiscal year while NCR Corp., driven by increasing demand for their hardware and software business solutions, consistently posted earnings that significantly outpaced estimates. In the industrial sector, Monster Worldwide Inc., provider of the world's number one job search web site, added value. Finally, industry pricing power, coupled with a successful company turnaround, led insurance provider Aetna to positive results in the health care sector.

What did not work for the Fund and why?

Adverse stock selection in the consumer discretionary sector was the primary detractor of performance relative to the Russell Midcap Growth Index. Within the consumer discretionary sector, media companies Westwood One and Entercom Communications were the key detractors of performance. Both lacked a rebound in traditional advertising (radio, television and print), leading to weak performance. Additionally, leisure company Marvel posted poor results as merchandising around the release of the movie Spiderman 2 fell short of company and Wall Street expectations.

What strategic moves were made by the Fund and why?

The biggest strategic change in the Fund was in the consumer sector. The Fund began the fiscal year with overweights in all of the major consumer categories, including retail, media, and leisure (restaurant/lodging/
gaming). At the end of the fiscal year, the Fund's only subsector overweight was in the leisure area, having gone to underweights in both retail and media. The consumer discretionary sector is now the largest underweight sector relative to the Russell Midcap Growth Index.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
NCR	3.9%
Research in Motion	3.2%
Bunge Limited	2.6%
PerkinElmer	2.4%
Aetna	2.3%
Marvel Enterprises	2.2%
Investors Financial Services	2.0%
Dun & Bradstreet	2.0%
Republic Services	1.8%
Station Casinos	1.7%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell Midcap Growth Index[3]
Consumer Discretionary	18.1%	22.3%
Consumer Staples	4.2%	3.4%
Energy	8.1%	5.0%
Financials	7.2%	8.7%
Healthcare	19.9%	18.7%
Industrials	9.9%	12.8%
Information Technology	27.1%	24.5%
Materials	0.8%	2.9%
Telecommunication Services	0.0%	1.2%
Utilities	0.0%	0.5%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Growth Opportunities fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	1/9/1995[4]	3/1/1999[6]	12/11/2000[4]	9/24/2001[4]
Average annual return with sales charge (POP)
Class A	10.45%	10.69%	-	10.34%	-	-	-
Class B	11.03%	10.83%	-	-	8.40%	-	-
Class C	15.03%	-	-	-	-	-	12.00%
Average annual return without sales charge (NAV)
Class A	16.88%	11.95%	-	10.98%	-	-	-
Class B	16.03%	11.10%	-	-	8.52%	-	-
Class C	16.03%	-	-	-	-	-	12.00%
Class R5	16.83%	-	-	-	-	2.54%	-
Class Y	17.18%	12.23%	10.90%	-	-	-	-
Russell Midcap Growth Index[3]	13.68%	0.63%	9.64%	10.01%	2.42%	(4.59%)	10.09%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Mid Cap Growth Opportunities Fund became the successor by merger to the Firstar MidCap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar MidCap Core Equity Fund.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is part of the larger Russell 1000 Growth Index. The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4  The performance since inception for each index is calculated from the month end following the inception of the class.

5  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

6  The performance since inception for the index is calculated from the previous month end prior to the inception of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Growth Opportunities fund continued

Expense Example

As a shareholder of the Mid Cap Growth Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$982.00	$5.95
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06
Class B Actual	$1,000.00	$978.20	$9.64
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82
Class C Actual	$1,000.00	$978.30	$9.64
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82
Class R Actual[2]	$1,000.00	$981.50	$6.57
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.37	$6.69
Class Y Actual	$1,000.00	$983.10	$4.71
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

1Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.95%, 1.95%, 1.33%, and 0.95% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.18 and $7.31, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Value fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Mid Cap Value Fund, Class Y shares, returned 23.95% for the fiscal year ended September 30, 2004 (Class A shares returned 23.65% at net asset value). By comparison, the Fund's benchmark, the Russell Midcap Value Index*, returned 25.62% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The Fund benefited from good stock selection in the healthcare, consumer discretionary, and utilities sectors, as well as a general overweight in the energy sector relative to the Russell Midcap Value Index. Healthcare equipment and supply companies C.R. Bard and Fisher Scientific International, as well as healthcare provider and services company, Inveresk Research Group, were the key drivers of performance in the healthcare sector. Within the consumer discretionary sector, an improvement in occupancy levels driven by a strong convention season led to positive results from the Mandalay Bay Group and the refinancing boom and upward trend in home improvement lifted specialty retailer Sherwin Williams Co. Finally, new management and financial restructuring helped utility company TXU Corp. produce strong results.

What did not work for the Fund and why?

Adverse stock selection across the technology, industrials, and consumer staples sectors were the primary drivers of underperformance relative to the Russell Midcap Value Index. An overweight in the electronic equipment and instrument industry, coupled with poor stock selection in the software industry, led to poor results in the technology sector. Within software, a delay in the potential acquisition of PeopleSoft by Oracle and missed earnings led to disappointing results from PeopleSoft. In the industrials sector, an underweight, coupled with poor stock selection in the road and rail industry, detracted from performance. Lastly, in the consumer staples sector unfavorable stock selection in the food and staples retailing industry, coupled with poor performance from Coca-Cola Enterprises, detracted from Fund performance.

What strategic moves were made by the Fund and why?

In terms of sector positioning, the Fund ended the fiscal year as it began. Overweightings were maintained in the technology and energy sector as the management team continued to feel that technology stocks would benefit from a strengthening economy and that the continuation of high commodity prices, coupled with supply and demand characteristics, would lead to strong performance in the energy sector. The management team maintained underweights in the financials and utilities sectors based on its belief that these sectors are overvalued and will likely underperform in an increasing interest-rate environment.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
NCR	2.5%
Sherwin Williams	2.4%
Eaton	2.1%
Clorox	2.0%
Hilton Hotels	2.0%
TXU	1.8%
PG & E	1.7%
Marshall & Ilsley	1.6%
Republic Services	1.6%
CIGNA	1.5%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell Midcap Value Index[3]
Consumer Discretionary	14.7%	14.1%
Consumer Staples	4.1%	5.6%
Energy	8.9%	6.9%
Financials	26.0%	31.1%
Healthcare	4.0%	4.4%
Industrials	9.6%	9.0%
Information Technology	10.2%	6.7%
Materials	8.1%	8.5%
Telecommunication Services	1.1%	1.2%
Utilities	10.2%	12.5%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Value fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	16.84%	8.68%	8.68%	-	-
Class B	17.69%	8.82%	8.49%	-	-
Class C	21.69%	9.10%	-	6.98%	-
Average annual return without sales charge (NAV)
Class A	23.65%	9.91%	9.30%	-	-
Class B	22.69%	9.11%	8.49%	-	-
Class C	22.69%	9.10%	-	6.98%	-
Class R4	23.51%	-	-	-	15.41%
Class Y	23.95%	10.17%	9.58%	-	-
Russell Midcap Value Index[3]	25.62%	11.47%	13.88%	9.81%	16.31%

Value of $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to increased volatility and more price fluctuation than large-capitalization companies.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of those Russell mid-cap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is part of the larger Russell 1000 Value Index. The Russell 1000 Value Index is an unmanaged index that measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Value fund continued

Expense Example

As a shareholder of the Mid Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,029.60	$6.09
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06
Class B Actual	$1,000.00	$1,025.90	$9.88
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82
Class C Actual	$1,000.00	$1,026.00	$9.88
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82
Class R Actual[2]	$1,000.00	$1,029.10	$6.72
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.37	$6.69
Class Y Actual	$1,000.00	$1,031.00	$4.82
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

1Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.95%, 1.95%, 1.33%, and 0.95% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.36 and $7.31, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Growth Opportunities fund

Investment Objective: long-term growth of capital

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Large Cap Growth Opportunities Fund, Class Y shares, returned 9.76% for the fiscal year ended September 30, 2004 (Class A shares returned 9.52% at net asset value). By comparison, the Fund's benchmark, the Russell 1000 Growth Index*, returned 7.51% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The majority of the Fund's outperformance relative to the Russell 1000 Growth Index was a result of good stock selection in the information technology and energy sectors, as well as a general overweight position in the energy sector. Within the technology sector, Research In Motion and NCR drove performance. Research in Motion, a manufacturer of wireless data devices, saw earnings estimates rise 10-fold during the fiscal year while NCR Corp., driven by increasing demand for their hardware and software business solutions, consistently posted earnings that significantly outpaced estimates. Additionally, stock selection in the semiconductors and semiconductor equipment industry benefited results in the technology sector. Apache Corp. and BP led results in the energy sector, as strong production rates and continued high commodity prices propelled their stock prices.

What did not work for the Fund and why?

Stock selection in the healthcare sector and the food and staples retailing industry detracted from performance relative to the Russell 1000 Growth Index. Within the healthcare sector, pharmaceutical companies Biovail Corp. and Abbott Laboratories did not meet earnings estimates, driving their stock prices lower. Even though the Fund was significantly underweight in consumer staples stock Wal-Mart, which disappointed, the exposure to the stock, coupled with poor performance from food distributor Sysco Corp., depressed performance in the food and staples retailing industry.

What strategic moves were made by the Fund and why?

The Fund management team gained confidence in specific companies throughout the fiscal year, which led the team to reduce the number of stocks held within the portfolio and increase the weightings of the holdings relative to the Fund's benchmark. Additionally, the team moved from an overweight position in mega-capitalization stocks (defined as the top 50 companies within the Russell 1000 Growth Index) to an underweight position as the team felt that smaller large-cap stocks would benefit more from an improving economy.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Pfizer	5.1%
Medtronic	2.8%
NCR	2.7%
Johnson & Johnson	2.6%
American International Group	2.5%
Intel	2.4%
Cisco Systems	2.2%
Dell	2.2%
UnitedHealth Group	2.1%
Wal-Mart Stores	2.1%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell 1000 Growth Index[3]
Consumer Discretionary	15.5%	16.5%
Consumer Staples	8.6%	13.5%
Energy	2.3%	1.3%
Financials	12.4%	11.2%
Healthcare	23.9%	25.6%
Industrials	8.5%	11.6%
Information Technology	27.4%	18.5%
Materials	0.0%	1.2%
Telecommunication Services	0.0%	0.6%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Growth Opportunities fund continued

Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	1/9/1995	3/1/1999	11/27/2000	9/24/2001
Average annual return with sales charge (POP)
Class A	3.50%	(4.63%)	-	6.56%	-	-	-
Class B	3.69%	(4.59%)	-	-	(4.51%)	-	-
Class C	7.69%	-	-	-	-	-	1.13%
Average annual return without sales charge (NAV)
Class A	9.52%	(3.55%)	-	7.18%	-	-	-
Class B	8.69%	(4.27%)	-	-	(4.37%)	-	-
Class C	8.69%	-	-	-	-	-	1.13%
Class R4	9.38%	-	-	-	-	(8.68%)	-
Class Y	9.76%	(3.31%)	6.96%	-	-	-	-
Russell 1000 Growth Index[3]	7.51%	(6.78%)	8.71%	8.94%	(5.22%)	(10.33%)	2.59%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Large Cap Growth Opportunities Fund became the successor by merger to the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Large Cap Core Equity Fund. Prior to January 10, 1995, the Firstar fund offered one class of shares to investors without a distribution or shareholder servicing fee. Performance presented prior to January 10, 1995, does not reflect these fees.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Growth Opportunities fund continued

Expense Example

As a shareholder of the Large Cap Growth Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$974.40	$5.68
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B Actual	$1,000.00	$970.50	$9.36
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C Actual	$1,000.00	$971.10	$9.36
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class R Actual[2]	$1,000.00	$973.60	$6.29
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.62	$6.44
Class Y Actual	$1,000.00	$975.60	$4.45
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

1Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.90%, 1.90%, 1.28%, and 0.90% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $6.91 and $7.06, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Select fund

Investment Objective: capital appreciation

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Large Cap Select Fund, Class Y shares, returned 11.10% for the fiscal year ended September 30, 2004 (Class A shares returned 10.82% at net asset value). By comparison, the Fund's benchmark, the Standard and Poor's 500 Composite Index*, returned 13.87% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The Fund benefited from good stock selection in the consumer discretionary sector, as well as a general overweight in the energy sector relative to the Standard and Poor's 500 Composite Index. Media company Walt Disney Co. was the biggest driver of results within the consumer discretionary sector. Walt Disney Co. appreciated on takeover bids by Comcast Corp., allowing the Fund management team to sell the stock at an attractive price. Within the utilities sector, new management and financial restructuring helped utility company TXU Corp. produce strong results. Lastly, technology stocks NCR, Texas Instruments, and Research in Motion were key drivers of the Fund's performance.

What did not work for the Fund and why?

Adverse stock selection across the financials, industrials, and telecommunications sectors, as well as a general overweight in the technology sector, were the primary drivers of underperformance relative to the Standard and Poor's 500 Composite Index. Disappointing earnings from State Street Corp., coupled with an underweight in the commercial banking industry, led to poor results relative to the benchmark within the financial sector. Within the healthcare sector, pharmaceutical companies Biovail Corp. and Abbott Laboratories did not meet earnings estimates, driving their stock prices lower. Lastly, generally adverse stock selection in the industrials sector detracted from performance while Nortel's restatement of earnings fell short of the Fund management team's expectations and led to disappointing results in the telecom sector.

What strategic moves were made by the Fund and why?

At the beginning of the fiscal year, the Fund's holdings strongly emphasized the largest-cap stocks in our candidate universe. Recently, we have lowered the average market capitalization of the portfolio with regard to the S&P 500. Also in contrast to a year ago, the portfolio places additional emphasis on recently successful stocks, an emphasis that is sometimes called a "momentum" strategy. In terms of sector emphasis, the team has trimmed, but retained an emphasis on, tech names and expanded its overweight on energy stocks.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
NCR	4.8%
Citigroup	3.4%
Johnson & Johnson	3.3%
American International Group	2.7%
Pfizer	2.6%
Exxon Mobil	2.6%
Bank of America	2.5%
Procter & Gamble	2.4%
BP, ADR	2.3%
Hilton Hotels	2.3%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	S&P 500 Composite Index[3]
Consumer Discretionary	8.3%	11.1%
Consumer Staples	7.8%	10.7%
Energy	11.0%	7.4%
Financials	19.9%	20.6%
Healthcare	15.5%	13.1%
Industrials	9.3%	11.7%
Information Technology	16.6%	15.7%
Materials	3.2%	3.1%
Telecommunication Services	1.4%	3.7%
Utilities	0.9%	2.9%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Select fund continued

Annualized Performance1  as of September 30, 2004

		Since Inception
	1 year	1/31/2003
Average annual return with sales charge (POP)
Class A	4.70%	11.79%
Class B	4.89%	11.86%
Class C	8.98%	14.73%
Average annual return without sales charge (NAV)
Class A	10.82%	15.64%
Class B	9.89%	14.62%
Class C	9.98%	14.73%
Class R4	10.60%	15.42%
Class Y	11.10%	15.89%
S&P 500 Composite Index[3]	13.87%	19.32%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index of large-capitalization stocks that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Select fund continued

Expense Example

As a shareholder of the Large Cap Select Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$987.70	$5.71
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B Actual	$1,000.00	$983.20	$9.42
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C Actual	$1,000.00	$983.90	$9.42
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class R Actual[2]	$1,000.00	$986.60	$6.34
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.62	$6.44
Class Y Actual	$1,000.00	$988.50	$4.47
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

1Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.90%, 1.90%, 1.28%, and 0.90% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $6.95 and $7.06, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Value fund

Investment Objective: primary – capital appreciation; secondary – current income

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Large Cap Value Fund, Class Y shares, returned 16.31% for the fiscal year ended September 30, 2004 (Class A shares returned 16.01% at net asset value). By comparison, the Fund's benchmark, the Russell 1000 Value Index*, returned 20.52% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The Fund benefited from good stock selection in the consumer discretionary and utilities sectors, as well as a general overweight in the energy sector relative to the Russell 1000 Value Index. The biggest drivers of results within the consumer discretionary space were in the media industry. Walt Disney Co. appreciated on takeover bids by Comcast Corp., allowing the Fund management team to sell the stock at an attractive price, while an underweight in fellow media giant Viacom, which had weak performance in the period, proved beneficial. Additionally, within the consumer discretionary sector, an improvement in occupancy levels driven by larger company travel budgets led to positive results from Hilton Hotels Corp. and the refinancing boom and growth trend in home improvement lifted specialty retailer Sherwin Williams Co. Finally, new management and financial restructuring helped utility company TXU Corp. produce strong results.

What did not work for the Fund and why?

Unfavorable stock selection across the financials, telecommunications, and industrials sectors, as well as a general overweight in the healthcare sector were the primary drivers of underperformance relative to the Russell 1000 Value Index. Within the financial sector, disappointing earnings from State Street Corp., coupled with underweights in the commercial banking and thrift and mortgage industry, led to poor results relative to the benchmark. Within the telecommunications sector, Nortel's restatement of earnings fell short of the Fund management team's expectations and led to disappointing results. Lastly, in the industrials sector, generally adverse stock selection and no representation in the road and rail industry detracted from performance.

What strategic moves were made by the Fund and why?

In terms of sector positioning, the Fund ended the fiscal year as it began. Overweightings were maintained in the technology and energy sector as the management team continued to feel that technology stocks would benefit from a strengthening economy and that the continuation of high commodity prices, coupled with supply and demand characteristics, would lead to strong performance in the energy sector. The management team maintained underweights in the financials and utilities sectors based on its belief that these sectors are overvalued and will likely underperform in an increasing interest-rate environment.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Exxon Mobil	5.2%
Bank of America	4.4%
Citigroup	3.8%
Time Warner	3.6%
Dow Chemical	2.8%
General Electric	2.8%
Emerson Electric	2.6%
Weyerhaeuser	2.4%
American International Group	2.4%
Hilton Hotels	2.3%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	Russell 1000 Value Index[3]
Consumer Discretionary	11.2%	10.3%
Consumer Staples	4.3%	6.0%
Energy	15.4%	12.1%
Financials	29.0%	33.2%
Healthcare	5.3%	3.6%
Industrials	10.4%	12.4%
Information Technology	8.3%	5.5%
Materials	6.5%	5.0%
Telecommunication Services	4.0%	5.8%
Utilities	4.0%	6.1%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Value fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	9.64%	(1.79%)	8.15%	-	-
Class B	10.19%	(1.73%)	7.96%	-	-
Class C	14.21%	(1.41%)	-	(0.96%)	-
Average annual return without sales charge (NAV)
Class A	16.01%	(0.67%)	8.77%	-	-
Class B	15.19%	(1.41%)	7.96%	-	-
Class C	15.21%	(1.41%)	-	(0.96%)	-
Class R4	16.05%	-	-	-	4.99%
Class Y	16.31%	(0.42%)	9.05%	-	-
Russell 1000 Value Index[3]	20.52%	4.31%	12.53%	4.08%	9.05%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Value fund continued

Expense Example

As a shareholder of the Large Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,005.60	$5.77
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B Actual	$1,000.00	$1,002.40	$9.51
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C Actual	$1,000.00	$1,002.30	$9.51
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class R Actual[2]	$1,000.00	$1,005.40	$6.40
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.62	$6.44
Class Y Actual	$1,000.00	$1,007.50	$4.52
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

1Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.90%, 1.90%, 1.28%, and 0.90% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.02 and $7.06, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced fund

Investment Objective: maximize total return (capital appreciation plus income)

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Balanced Fund, Class Y shares, returned 8.62% for the fiscal year ended September 30, 2004 (Class A shares returned 8.39% at net asset value). By comparison, the Fund's benchmarks, the Russell 3000 Index* and the Lehman Aggregate Bond Index*, returned 14.26% and 3.68%, respectively, for the same period.

How did general economic and market conditions affect performance?

The fiscal year saw the continuation of a rising economic tide. While stocks in general were up in excess of their long-term historical averages, small- and mid-capitalization stocks generally outperformed large-capitalization stocks, as they tend to do during an improving economy. Value strategies also outperformed growth strategies, as the sectors that value stocks typically dominate fared well. This was partly due to the strong returns in the energy sector, which saw a surge as the need for energy outstripped the supply.

As the year progressed, increasing oil prices and hints of wider-spread inflation started to weigh on the market and led the Federal Reserve to increase interest rates for the first time since May 2000. During the second half of the year, election rhetoric and the uncertainty of the election's outcome, coupled with decelerating company earnings growth rates, caused the market to neither grow nor decline much. Because the Fund is broadly diversified within both the stock and bond portions of its portfolio, over the long term it tends to operate reasonably well during transitions in the market. However, the Fund's larger-than-normal allocation to equities as a whole, particularly to large-capitalization stocks, did have an adverse effect on the Fund's performance.

What worked for the Fund and why?

Within the stock portion of the Fund, the sectors that contributed the most to performance were the energy and consumer discretionary sectors. The Fund had an overweight to energy compared to the Russell 3000 Index, which worked well, as that sector also had the highest absolute return of the sectors in the Fund. In addition, the Fund's position in consumer discretionaries posted the next largest contribution to performance as consumer spending increased over the fiscal year. Within the bond portion, the Fund increased its overweights to lower investment grade corporate bonds and asset-backed securities, relative to the Lehman Aggregate Bond Index, which boosted returns as credit fundamentals continued to improve.

What did not work for the Fund and why?

The overweight to large-capitalization stocks, relative to the Russell 3000 Index, detracted from the performance of the Fund as mid-capitalization and small-capitalization stocks outperformed. Because the overall stock portion of the Fund's portfolio was approximately 69%, more than the normal allocation, the large-capitalization bias had a greater effect on the Fund that it normally would. In addition, the overweight to the technology sector, relative to the Russell 3000 Index, had an adverse effect on the portfolio as the sector posted disappointing results during the fiscal year.

What strategic moves were made by the Fund and why?

Based upon our view for strong earnings growth and a continued decline in credit default rates, we allocated about 5% of the fixed-income portion of the Fund to high-yield corporate bonds ("junk bonds"). This proved to be a profitable move as high yield continued to outperform both stocks and high grade bonds during the fiscal year.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
NCR	3.1%
Citigroup	2.1%
Johnson & Johnson	1.9%
Exxon Mobil	1.8%
Pfizer	1.7%
American International Group	1.6%
Bank of America	1.6%
Hilton Hotels	1.4%
Motorola	1.4%
Intel	1.3%

Portfoio Allocation as of September 30, 2004[1] (% of net assets)
Stocks	68.7%
Bonds	25.0%
Cash Equivalents	1.8%

1Fund holdings and portfolio allocations are subject to change at any time and are not recommendations to buy or sell any security.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	1/9/1995[5]	3/1/1999[7]	11/27/2000[5]	9/24/2001[5]
Average annual return with sales charge (POP)
Class A	2.44%	1.71%	-	7.11%	-	-	-
Class B	2.46%	1.82%	-	-	1.18%	-	-
Class C	6.53%	-	-	-	-	-	3.82%
Average annual return without sales charge (NAV)
Class A	8.39%	2.87%	-	7.74%	-	-	-
Class B	7.46%	2.13%	-	-	1.32%	-	-
Class C	7.53%	-	-	-	-	-	3.82%
Class R6	8.22%	-	-	-	-	(0.93%)	-
Class Y	8.62%	3.17%	7.67%	-	-	-	-
Russell 3000 Index[3]	14.26%	(0.10%)	10.87%	11.09%	0.02%	(1.58%)	5.31%
Lehman Aggregate Bond Index[4]	3.68%	7.48%	7.66%	7.68%	6.74%	7.31%	5.88%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in an index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On September 24, 2001, the First American Balanced Fund combined with Firstar Balanced Growth Fund and Firstar Balanced Income Fund. Performance history prior to September 24, 2001, represents that of Firstar Balanced Growth Fund.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

4  An unmanaged index composed of the Lehman Government/Credit Bond Index, the Lehman Mortgage Backed Securities Index, and the Lehman Asset Backed Securities Index. The Lehman Government/Credit Bond Index is comprised of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage securities, and investment-grade corporate debt securities. The Lehman Mortgage Backed Securities Index is comprised of the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The Lehman Asset Backed Securities Index is comprised of debt securities rated investment grade or higher that are backed by credit card, auto, and home equity loans.

5  The performance since inception for each index is calculated from the month end following the inception of the class.

6  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

7  The performance since inception for the index is calculated from the previous month end prior to the inceptoin of the class.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced fund continued

Expense Example

As a shareholder of the Balanced Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$987.70	$5.22
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30
Class B Actual	$1,000.00	$983.90	$8.93
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,016.00	$9.07
Class C Actual	$1,000.00	$983.90	$8.93
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,016.00	$9.07
Class R Actual[2]	$1,000.00	$987.30	$5.84
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,019.12	$5.93
Class Y Actual	$1,000.00	$989.00	$3.98
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04

1Expenses are equal to the Fund's annualized expense ratio of 1.05%, 1.80%, 1.80%, 1.18%, and 0.80% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $6.46 and $6.56, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Equity Income fund

Investment Objective: long-term growth of capital and income

How did the Fund perform for the fiscal year ended September 30, 2004?

The First American Equity Income Fund, Class Y shares, returned 12.54% for the fiscal year ended September 30, 2004 (Class A shares returned 12.26% at net asset value). By comparison, the Fund's benchmark, the Standard and Poor's 500 Composite Index*, returned 13.87% for the same period.

How did general economic and market conditions affect performance?

During the past year, we saw an improving economic environment that featured above trend economic growth (i.e., exceeding the average of 3.15% since 1970), strong gains in productivity, and a significant rise in corporate profits. The improving economic environment led to sharp gains in payrolls from March through May 2004 which, along with higher inflation readings during the early months of the year, led the Federal Reserve to begin raising its target interest rate. Higher current and expected short-term interest rates, along with steep increases in oil prices during the first nine months of 2004, have led to growing concerns about the economic and profit growth outlook. These concerns have resulted in equity markets generating little in the way of gains since the first months of the calendar year despite solid earnings growth and continued low long-term interest rates. The markets have become more attractively valued as a result.

What worked for the Fund and why?

The Fund benefited from good stock selection in the consumer discretionary and materials sectors, as well as a general overweight in the materials sector relative to the Standard and Poor's 500 Composite Index. Within the consumer discretionary sector, an overweight position in Starwood Hotels and Resorts and the lack of exposure to media giant Viacom, which had weak performance in the period, drove Fund results. An improving economy led to an increase in occupancy rates and pricing power for Starwood Hotels that benefited the stock price. In the materials sector, Compass Minerals, a producer of road salt, proved to be a good stock as poor weather and a decrease in competition from abroad due to increased shipping costs elevated the stock. Industrial gas producer Praxair and container board maker Temple Inland were also positive contributors in the materials sector.

What did not work for the Fund and why?

Adverse stock selection across a number of different sectors was the primary reason for underperformance relative to the Standard and Poor's 500 Composite Index. Insurance stocks turned in particularly poor performance as an underweight to American International Group and an overweight to Marsh & McLennan detracted from results. Even though the Fund was significantly underweight in consumer staples stock Wal-Mart, which disappointed, the exposure to the stock depressed performance. In the healthcare and industrial sectors, adverse stock selection in the pharmaceutical, industrial conglomerates, and machinery industries also detracted from results.

What strategic moves were made by the Fund and why?

The Fund added to its technology exposure early in the fiscal year and gradually increased its exposure to healthcare based on the stocks reaching attractive valuation levels. Additionally, the Fund has decreased its weighting to consumer staples, which is consistent with the management team's belief that we are in a better economic environment, which will result in that sector lagging the overall market.

*Unlike mutual funds, index returns do not reflect any expenses, transaction costs, or cash flow effects.

Top 10 Companies as of September 30, 2004[1] (% of net assets)
Microsoft	3.4%
Exxon Mobil	2.9%
Pfizer	2.7%
Citigroup	2.6%
J.P. Morgan Chase	2.2%
Caterpillar	2.1%
Bank of America	2.1%
General Electric	2.0%
Wal-Mart Stores	1.7%
Praxair	1.7%

Sector Allocation as of September 30, 2004[1] (% of net assets)
	Fund[2]	S&P 500 Composite Index[3]
Consumer Discretionary	6.5%	11.1%
Consumer Staples	8.7%	10.7%
Energy	8.3%	7.4%
Financials	25.1%	20.6%
Healthcare	11.4%	13.1%
Industrials	12.4%	11.7%
Information Technology	11.0%	15.7%
Materials	7.1%	3.1%
Telecommunication Services	4.1%	3.7%
Utilities	3.2%	2.9%

1Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

2The percentages shown represent the allocation by industry as a percent of net assets of the Fund.

3The percentages shown represent the percent allocation by industry of the index.

FIRST AMERICAN FUNDS Annual Report 2004

Equity Income fund continued

Annualized Performance1  as of September 30, 2004

				Since Inception
	1 year	5 years	10 years	2/1/1999	9/24/2001
Average annual return with sales charge (POP)
Class A	6.11%	2.30%	9.16%	-	-
Class B	6.37%	2.41%	8.99%	-	-
Class C	10.34%	2.69%	-	1.82%	-
Average annual return without sales charge (NAV)
Class A	12.26%	3.47%	9.78%	-	-
Class B	11.37%	2.70%	8.99%	-	-
Class C	11.34%	2.69%	-	1.82%	-
Class R4	12.18%	-	-	-	5.14%
Class Y	12.54%	3.73%	10.08%	-	-
S&P 500 Composite Index[3]	13.87%	(1.31%)	11.08%	(0.87%)	5.31%

Value of a $10,000 Investment1, 2  as of September 30, 2004

The performance data quoted on this page represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling 800.677.FUND.

1  Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Index performance is for illustrative purposes only and does not reflect any expenses, transaction costs, or cash flow effects. Investment in the index is not available.

Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the Fund's maximum sales charge and assume reinvestment of all distributions at NAV.

Total returns at public offering price ("POP") reflect performance over the time period indicated including a maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge ("CDSC") for Class B and Class C shares for the relevant period. Maximum CDSC is 5.00% for Class B shares in the first year, decreasing annually to 0% in the seventh year following purchase, and 1.00% for Class C shares. Total returns assume reinvestment of all distributions at NAV.

On May 18, 1994, the Equity Income Fund became the successor by merger to the Boulevard Strategic Balance Fund. Prior to the merger, the First American fund had no assets or liabilities. Performance prior to May 18, 1994, is that of the Boulevard Strategic Balance Fund.

2  Performance for Class B, Class C, and Class R shares is not presented. Performance for these classes will vary due to different expense structures.

3  An unmanaged index of large-capitalization stocks that includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it also serves as a proxy for the total market.

4  Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. Performance information prior to that date is based on the performance of the Class S shares. If current fees and expenses had been in effect for the entire period presented, performance would have been lower. Please refer to the prospectus for details.

FIRST AMERICAN FUNDS Annual Report 2004

Equity Income fund continued

Expense Example

As a shareholder of the Equity Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004, to September 30, 2004.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Examples

	Beginning Account Value (4/1/2004)	Ending Account Value (9/30/2004)	Expenses Paid During Period[1] (4/1/2004 to 9/30/2004)
Class A Actual	$1,000.00	$1,000.20	$5.75
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
Class B Actual	$1,000.00	$995.70	$9.48
Class B Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class C Actual	$1,000.00	$995.70	$9.48
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
Class R Actual[2]	$1,000.00	$998.70	$6.37
Class R Hypothetical (5% return before expenses)[2]	$1,000.00	$1,018.62	$6.44
Class Y Actual	$1,000.00	$1,001.50	$4.50
Class Y Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

1Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.90%, 1.90%, 1.28%, and 0.90% for Class A, Class B, Class C, Class R, and Class Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/366 days (to reflect the one-half year period).

2Prior to July 1, 2004, Class R had a different expense ratio. Had the current expense ratio been in place for the most recent one-half year, the actual and hypothetical expenses would have been $7.00 and $7.06, respectively.

FIRST AMERICAN FUNDS Annual Report 2004

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
First American Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Real Estate Securities, Technology, International, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced, and Equity Income Funds (certain funds constituting First American Investment Funds, Inc.) (the "Funds") as of September 30, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, except as noted below. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the International, Small Cap Growth Opportunities, Small Cap Select, Mid Cap Growth Opportunities, Large Cap Growth Opportunities, Balanced, and Equity Income Funds for the periods presented through October 31, 2000, were audited by other auditors whose reports dated December 29, 2000, and January 21, 2000, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Funds listed above of First American Investment Funds, Inc. at September 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 12, 2004

FIRST AMERICAN FUNDS  Annual Report 2004

Schedule of Investments September 30, 2004

Real Estate Securities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.7% (a)
Real Estate Investment Trusts – 98.7%
Apartments – 12.9%
Apartment Investment & Management (b)	442,750	$15,399
Avalonbay Communities (b)	295,170	17,775
Essex Property Trust	242,150	17,399
Manufactured Home Communities (b)	150,830	5,014
Post Properties	182,980	5,471
Summit Properties (b)	170,570	4,614
		65,672
Community Centers – 9.9%
Acadia Realty Trust	491,160	7,245
Developers Diversified	252,763	9,896
Federal Realty Investment Trust (b)	269,610	11,863
Kite Realty Group Trust	162,220	2,133
Pan Pacific Retail Properties	77,780	4,208
Ramco-Gershenson Properties Trust (b)	286,900	7,769
Regency Centers (b)	158,220	7,356
		50,470
Diversified – 8.6%
Cousins Properties (b)	356,670	12,237
Forest City Enterprises, CI A	128,100	7,058
Trizec Properties	338,690	5,409
Vornado Realty Trust (b)	309,910	19,425
		44,129
Health Care – 2.6%
LTC Properties (b)	295,290	5,283
Ventas	311,040	8,062
		13,345
Hotels – 12.7%
Hilton Hotels	608,470	11,464
Host Marriott (b)	733,470	10,291
Innkeepers USA Trust	624,800	7,772
Lasalle Hotel Properties	590,830	16,307
Marriott International, CI A	93,510	4,859
Starwood Hotels & Resorts Worldwide	307,510	14,275
		64,968
Industrial – 10.5%
Catellus Development (b)	330,650	8,766
Centerpoint Properties Trust (b)	159,980	6,872
EastGroup Properties	185,160	6,147
First Industrial Realty Trust (b)	146,200	6,395
First Potomac Realty Trust	240,580	4,070
Liberty Property Trust	172,800	6,884
Prologis	407,880	14,374
		53,508
Malls – 15.5%
Macerich (b)	358,280	19,093
Mills (b)	276,050	14,319
Rouse	265,960	17,787
Simon Property Group (b)	467,640	25,080
Taubman Centers	95,480	2,466
		78,745
Office – 18.9%
Arden Realty	224,080	7,299
BioMed Realty Trust	339,670	5,975

Real Estate Securities Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Boston Properties (b)	337,000	$18,666
Corporate Office Properties Trust (b)	345,120	8,842
Duke Realty Investments	315,880	10,487
Kilroy Realty (b)	259,510	9,869
Mack-Cali Realty (b)	164,630	7,293
Parkway Properties	92,150	4,280
Prentiss Properties Trust	128,670	4,632
Reckson Associates Realty (b)	323,300	9,295
SL Green Realty	187,330	9,706
		96,344
Self Storage – 4.2%
Public Storage (b)	433,830	21,496
Specialty Real Estate – 2.9%
Capital Automotive	328,260	10,265
Global Signal	203,800	4,667
		14,932
Total Real Estate Investment Trusts		503,609
Total Common Stocks (Cost $437,736)		503,609
Private Real Estate Companies – 0.1%
Beacon Capital* (c)	33,750	88
Newcastle Investment Holdings* (c)	35,000	202
Wyndham International* (c)	2,262	51
Wyndham Voting Trust* (c)	1,295	29
Total Private Real Estate Companies (Cost $813)		370
Affilated Money Market Fund – 1.4%
First American Prime Obligations Fund, Cl Z (d)	7,499,817	7,500
Total Affiliated Money Market Fund (Cost $7,500)		7,500
Investments Purchased with Proceeds from Securities Lending – 23.5%
Commercial Paper – 7.6%
Bluegrass
1.881%, 05/18/05	$505	505
1.891%, 08/18/05	401	401
Concord Minutemen Capital
1.650%, 10/01/04	828	828
1.680%, 10/05/04	1,840	1,840
1.720%, 10/06/04	1,360	1,360
1.740%, 10/14/04	910	910
Descartes Funding Trust 1.760%, 11/15/04	1,022	1,022
Ford Credit Floor Plan
1.622%, 10/05/04	2,044	2,044
1.526%, 10/06/04	1,431	1,431
1.655%, 10/22/04	449	449
Goldman Sachs 1.975%, 01/18/05	1,022	1,022
Independence 1.830%, 04/15/05	1,264	1,264
Jupiter Securities Corp 1.793%, 10/21/04	3,886	3,886
Lakeside Funding 1.790%, 10/08/04	2,167	2,167
Landesbank Baden 1.480%, 11/12/04	408	408

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Real Estate Securities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Leaf's LLC 1.821%, 04/20/05	$1,125	$1,125
Liquid Funding
1.743%, 10/13/04	1,430	1,430
1.830%, 05/25/05	1,022	1,022
MBNA Credit
1.683%, 10/12/04	994	994
1.764%, 10/26/04	551	551
Main Street Warehouse
1.742%, 10/04/04	1,349	1,349
1.683%, 10/04/04	1,666	1,666
1.742%, 10/08/04	1,022	1,022
1.742%, 10/08/04	1,022	1,022
Mortgage Interest Network
1.752%, 10/12/04	674	674
1.763%, 10/14/04	715	715
Netexis Banques
1.700%, 12/16/04	1,018	1,018
Orchard Park
1.796%, 04/06/05	1,022	1,022
1.766%, 07/06/05	2,110	2,110
Park Granada LLC
1.622%, 10/01/04	1,799	1,799
1.743%, 10/13/04	1,165	1,165
Sigma Finance 1.512%, 11/29/04	510	510
Total Commercial Paper		38,731
Corporate Obligations – 6.3%
Allstate Life Global
1.780%, 10/14/05	2,045	2,045
1.750%, 10/14/05	511	511
Bayer Landbank NY 1.830%, 06/24/05	1,942	1,942
Blue Heron Funding 1.850%, 05/18/05	572	572
Castle Hill III 1.910%, 09/15/15	613	613
Depfa Bank PLC 1.860%, 06/15/05	1,022	1,022
Duke Funding VI 1.320%, 04/08/05	1,237	1,237
General Electric Capital Corporation 1.838%, 10/07/05	1,023	1,023
Jackson National Life 1.760%, 04/15/05	1,022	1,022
Jefferson Pilot 1.788%, 08/17/05	1,022	1,022
Liquid Funding 1.840%, 06/28/05	920	920
Merrill Lynch 1.696%, 10/01/05	2,045	2,045
Metlife Global Funding
1.800%, 10/14/05	1,227	1,227
1.880%, 10/28/05	859	859
Morgan Stanley 1.850%, 12/26/08	1,022	1,022
Natexis Banq NY 1.920%, 07/12/05	1,125	1,125
Northlake CDO 1.895%, 03/07/05	613	613
Premium Asset Trust
1.848%, 12/22/04	767	767
1.760%, 05/13/05	1,431	1,431

Real Estate Securities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
1.740%, 06/01/05	$3,046	$3,046
1.770%, 10/14/05	818	818
REMAC 1.840%, 09/29/05	1,125	1,125
RMAC 1.740%, 06/12/05	1,179	1,179
SMM Trust 2004 1.833%, 09/23/05	1,902	1,902
Societe Generale NYC 1.960%, 12/08/04	2,045	2,045
Svenska Handl 1.170%, 10/21/04	1,022	1,022
Total Corporate Obligations		32,155
Other Short-Term Investments – 1.6%
ARLO III Ltd 2.000%, 09/28/05	3,067	3,067
Commonwealth Life 2.115%, 12/31/04 (e)	1,032	1,032
General Electric Capital Assurance 1.980%, 01/19/05	409	409
HBOS Treasury Services 1.640%, 11/01/05	1,124	1,124
Security Life of Denver 1.900%, 12/30/04	2,658	2,658
Total Other Short-Term Investments		8,290
Repurchase Agreements – 8.0%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $2,044,691 (collateralized by various securities: Total market value $2,086,606)	2,045	2,045
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $616,321 (collateralized by various securities: Total market value $625,859)	613	613
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $4,089,371 (collateralized by corporate securities: Total market value $4,330,211)	4,089	4,089
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,022,342 (collateralized by various securities: Total market value $1,045,050)	1,022	1,022
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,022,342 (collateralized by various securities: Total market value $1,042,747)	1,022	1,022
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $6,134,057 (collateralized by U.S. government securities: Total market value $6,256,479)	6,134	6,134
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,431,283 (collateralized by various securities: Total market value $1,475,469)	1,431	1,431

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Real Estate Securities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $613,407 (collateralized by various securities: Total market value $632,359)	$613	$613
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $613,407 (collateralized by various securities: Total market value $632,358)	613	613
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,533,517 (collateralized by corporate securities: Total market value $1,580,865)	1,534	1,534
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $2,557,540 (collateralized by corporate securities: Total market value $2,607,892)	2,556	2,556
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $1,534,566 (collateralized by various securities: Total market value $1,580,865)	1,534	1,534
Goldman Sachs 2.205%, dated 09/30/04, matures 3/07/05, repurchase price $1,032,181 (collateralized by corporate securities: Total market value $1,043,164)	1,022	1,022
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $4,089,383 (collateralized by collateralized mortgage obligations: Total market value $4,170,933)	4,089	4,089
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $6,134,050 (collateralized by U.S. government securities: Total market value $6,256,498)	6,134	6,134
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $4,089,370 (collateralized by collateralized mortgage obligations: Total market value $4,496,357)	4,089	4,089
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $2,044,684 (collateralized by corporate securities: Total market value $2,146,848)	2,045	2,045
Total Repurchase Agreements (Cost $40,585)		40,585
Total Investments Purchased with Proceeds from Securities Lending (Cost $119,761)		119,761
Total Investments – 123.7% (Cost $565,810)		631,240
Other Assets and Liabilities, Net – (23.7)%		(121,040)
Total Net Assets – 100.0%		$510,200

Real Estate Securities Fund (concluded)

* Non-income producing security

(a)  The Fund is primarily invested in the Real Estate sector and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financial Statements.

(b)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $116,500,393 at September 30, 2004. See note 2 in Notes to Financial Statements.

(c)  Securities considered illiquid investments and are fair valued under guidelines established by the Board of Directors. As of September 30, 2004, the fair value of these investments was $370,175 or 0.1% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(e)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

Cl – Class

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Technology Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.4% (a)
Aerospace & Defense – 3.7%
Engineered Support Systems (b)	16,280	$743
Goodrich	28,360	889
L-3 Communications Holdings	13,910	932
Precision Castparts	12,510	751
		3,315
Chemicals – 0.6%
Landec	71,610	537
Communications Equipment – 17.1%
ADTRAN	35,940	815
Arris Group* (b)	117,780	615
Avaya* (b)	87,100	1,214
C-COR* (b)	98,820	835
Cisco Systems*	41,550	752
Comverse Technology* (b)	70,070	1,319
Corning* (b)	112,110	1,242
Juniper Networks* (b)	42,970	1,014
L.M. Ericsson* (b)	43,750	1,367
Motorola	62,280	1,124
Nortel Networks* (b)	234,810	798
Packeteer*	41,940	453
QUALCOMM	37,860	1,478
SAFENET*	31,210	823
Scientific-Atlanta	30,480	790
Tekelec* (b)	48,500	809
		15,448
Computers & Peripherals – 9.4%
Dell*	34,560	1,230
EMC* (b)	94,610	1,092
Hewlett-Packard	49,124	921
IBM	10,670	915
Lexmark International Group, Cl A* (b)	13,740	1,154
Mobility Electronics*	110,780	913
NCR*	29,050	1,441
Synaptics*	41,460	836
		8,502
Electrical Equipment – 0.8%
Color Kinetics*	56,800	727
Electronic Equipment & Instruments – 9.0%
Aeroflex*	70,890	749
Agilent Technologies*	37,010	798
Benchmark Electronics* (b)	32,460	967
Flextronics International* (b)	90,720	1,202
Jabil Circuit* (b)	46,030	1,059
LeCroy*	50,070	837
RadiSys* (b)	62,925	878
Trimble Navigation* (b)	32,645	1,032
Vishay Intertechnology* (b)	50,690	654
		8,176
Health Care Equipment & Supplies – 0.9%
Candela*	74,052	855

Technology Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Household Durables – 0.9%
Garmin (b)	19,360	$837
Internet & Catalog Retail – 2.2%
Amazon.com* (b)	21,660	885
eBay* (b)	11,940	1,098
		1,983
Internet Software & Services – 1.0%
Google* (b)	7,302	946
IT Services – 10.8%
Accenture*	54,270	1,468
Affiliated Computer Services, Cl A* (b)	17,050	949
Computer Sciences* (b)	21,650	1,020
DST Systems* (b)	21,870	973
eFunds*	57,310	1,065
Fiserv*	28,810	1,004
Infosys Technologies (b)	30,390	1,720
Satyam Computer Services (b)	39,360	910
SunGard Data Systems*	28,340	674
		9,783
Media – 0.8%
Clear Channel Communications (b)	22,430	699
Pharmaceuticals – 1.0%
Perrigo	45,000	925
Semiconductors & Semiconductor Equipment – 20.6%
Advanced Micro Devices* (b)	68,500	891
Analog Devices (b)	34,790	1,349
Applied Materials*	85,530	1,410
Broadcom, Cl A*	31,130	850
Intel	52,330	1,050
Linear Technology (b)	26,580	963
LogicVision*	256,390	433
Marvell Technology Group* (b)	56,500	1,476
Maxim Integrated Products (b)	25,130	1,063
Microchip Technology (b)	47,720	1,281
Micron Technology* (b)	69,280	834
Novellus Systems*	23,790	633
PDF Solutions*	86,970	1,057
Pixelworks*	25,510	255
Taiwan Semiconductor Manufacturing, ADR (b)	184,141	1,315
Teradyne* (b)	55,770	747
Texas Instruments	40,714	866
United Microelectronics* (b)	335,586	1,134
Xilinx (b)	39,050	1,054
		18,661
Software – 18.5%
Adobe Systems (b)	26,950	1,333
Altiris*	32,470	1,028
Aspen Technology* (b)	134,230	938
Citrix Systems*	61,540	1,078
Computer Associates International (b)	41,290	1,086
Hyperion Solutions* (b)	18,240	620

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Technology Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Intuit* (b)	24,590	$1,116
Lawson Software*	132,430	742
MapInfo*	90,600	979
Mercury Interactive* (b)	27,130	946
Moldflow*	81,780	981
PeopleSoft*	46,750	928
Radware*	34,950	769
RSA Security* (b)	48,680	940
SAP, ADR	27,100	1,056
ScanSoft*	183,640	749
Symantec* (b)	27,340	1,501
		16,790
Wireless Telecommunications Services – 1.1%
AT Road*	95,770	404
Wireless Facilities* (b)	81,300	567
		971
Total Common Stocks (Cost $88,113)		89,155
Affiliated Money Market Fund – 2.8%
First American Prime Obligations Fund, Cl Z (c)	2,525,131	2,525
Total Affiliated Money Market Fund (Cost $2,525)		2,525
Investments Purchased with Proceeds from Securities Lending – 46.9%
Commercial Paper – 15.2%
Bluegrass
1.881%, 05/18/05	$179	179
1.891%, 08/18/05	142	142
Concord Minutemen Capital
1.650%, 10/01/04	294	294
1.680%, 10/05/04	653	653
1.720%, 10/06/04	483	483
1.740%, 10/14/04	323	323
Descartes Funding Trust 1.760%, 11/15/04	363	363
Ford Credit Floor Plan
1.622%, 10/05/04	725	725
1.526%, 10/06/04	508	508
1.655%, 10/22/04	159	159
Goldman Sachs 1.975%, 01/18/05	363	363
Independence 1.830%, 04/15/05	448	448
Jupiter Securities Corp 1.793%, 10/21/04	1,379	1,379
Lakeside Funding 1.790%, 10/08/04	769	769
Landesbank Baden 1.480%, 11/12/04	145	145
Leaf's LLC 1.821%, 04/20/05	399	399
Liquid Funding
1.743%, 10/13/04	508	508
1.830%, 05/25/05	363	363
MBNA Credit
1.683%, 10/12/04	353	353
1.764%, 10/26/04	196	196

Technology Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Main Street Warehouse
1.742%, 10/04/04	$479	$479
1.683%, 10/04/04	591	591
1.742%, 10/08/04	363	363
1.742%, 10/08/04	363	363
Mortgage Interest Network
1.752%, 10/12/04	239	239
1.763%, 10/14/04	254	254
Netexis Banques 1.700%, 12/16/04	361	361
Orchard Park
1.796%, 04/06/05	363	363
1.766%, 07/06/05	749	749
Park Granada LLC
1.622%, 10/01/04	638	638
1.743%, 10/13/04	413	413
Sigma Finance
1.512%, 11/29/04	181	181
Total Commercial Paper		13,746
Corporate Obligations – 12.6%
Allstate Life Global
1.780%, 10/14/05	726	726
1.750%, 10/14/05	181	181
Bayer Landbank NY 1.830%, 06/24/05	689	689
Blue Heron Funding 1.850%, 05/18/05	203	203
Castle Hill III 1.910%, 09/15/15	218	218
Depfa Bank PLC 1.860%, 06/15/05	363	363
Duke Funding VI 1.320%, 04/08/05	439	439
General Electric Capital Corporation 1.838%, 10/07/05	363	363
Jackson National Life 1.760%, 04/15/05	363	363
Jefferson Pilot 1.788%, 08/17/05	363	363
Liquid Funding 1.840%, 06/28/05	326	326
Merrill Lynch 1.696%, 10/01/05	726	726
Metlife Global Funding
1.800%, 10/14/05	435	435
1.880%, 10/28/05	305	305
Morgan Stanley 1.850%, 12/26/08	363	363
Natexis Banq NY 1.920%, 07/12/05	399	399
Northlake CDO 1.895%, 03/07/05	218	218
Premium Asset Trust
1.848%, 12/22/04	272	272
1.760%, 05/13/05	508	508
1.740%, 06/01/05	1,081	1,081
1.770%, 10/14/05	290	290
REMAC 1.840%, 09/29/05	399	399
RMAC 1.740%, 06/12/05	419	419

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Technology Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
SMM Trust 2004 1.833%, 09/23/05	$675	$675
Societe Generale NYC 1.960%, 12/08/04	726	726
Svenska Handl 1.170%, 10/21/04	363	363
Total Corporate Obligations		11,413
Other Short-Term Investments – 3.2%
ARLO III Ltd 2.000%, 09/28/05	1,089	1,089
Commonwealth Life 2.115%, 12/31/04 (d)	366	366
General Electric Capital Assurance 1.980%, 01/19/05	145	145
HBOS Treasury Services 1.640%, 11/01/05	399	399
Security Life of Denver 1.900%, 12/30/04	943	943
Total Other Short-Term Investments		2,942
Repurchase Agreements – 15.9%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $725,694 (collateralized by various securities: Total market value $740,571)	725	725
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $218,742 (collateralized by various securities: Total market value $222,127)	218	218
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $1,451,384 (collateralized by corporate Securities: Total market value $1,536,862)	1,451	1,451
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $362,846 (collateralized by various securities: Total market value $370,905)	363	363
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $362,846 (collateralized by various securities: Total market value $370,088)	363	363
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $2,177,077 (collateralized by U.S. government securities: Total market value $2,220,526)	2,177	2,177
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $507,986 (collateralized by various securities: Total market value $523,668)	508	508
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $217,708 (collateralized by various securities: Total market value $224,434)	218	218

Technology Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $217,708 (collateralized by various securities: Total market value $224,434)	$218	$218
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $544,270 (collateralized by corporate securities: Total market value $561,075)	544	544
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $907,712 (collateralized by corporate securities: Total market value $925,583)	907	907
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $544,642 (collateralized by various securities: Total market value $561,075)	544	544
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $366,337 (collateralized by corporate securities: Total market value $370,236)	363	363
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $1,451,389 (collateralized by collateralized mortgage obligations: Total market value $1,480,332)	1,451	1,451
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $2,177,074 (collateralized by U.S. government securities: Total market value $2,220,533)	2,177	2,177
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $1,451,384 (collateralized by collateralized mortgage obligations: Total market value $1,595,830)	1,451	1,451
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $725,692 (collateralized by corporate securities: Total market value $761,951)	726	726
Total Repurchase Agreements (Cost $14,404)		14,404
Total Investments Purchased with Proceeds from Securities Lending (Cost $42,505)		42,505
Total Investments – 148.1% (Cost $133,143)		134,185
Other Assets and Liabilities, Net – (48.1)%		(43,626)
Total Net Assets – 100.0%		$90,559

* Non-income producing security

(a)  The Fund is primarily invested in the technology sector and therefore is subject to additional risks. See notes 1 and 7 in Notes to Financial Statements.

(b)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $40,593,842 at September 30, 2004. See note 2 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

ADR – American Depository Receipt

Cl – Class

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Assets and Liabilities September 30, 2004, in thousands, except for per share data

	Real Estate Securities Fund	Technology Fund
ASSETS:
Investments in unaffliated securities, at value*†	$583,155	$117,256
Investments in affliated money market fund, at value**	7,500	2,525
Repurchase agreements, at value***	40,585	14,404
Cash****	16	6
Receivable for dividends and interest	2,202	16
Receivable for capital shares sold	932	26
Prepaid expenses and other assets	30	31
Total assets	634,420	134,264
LIABILITIES:
Payable for capital shares redeemed	493	1,115
Payable upon return of securities loaned	119,777	42,511
Payable for investment securities purchased	3,585	-
Payable for advisory, co-administration, and custodian fees	339	57
Payable for distribution and shareholder servicing fees	22	21
Accrued expenses and other liabilities	4	1
Total liabilities	124,220	43,705
Net assets	$510,200	$90,559
COMPOSITION OF NET ASSETS:
Portfolio capital	$414,524	$558,879
Undistributed net investment income	1,227	-
Accumulated net realized gain (loss) on investments	29,019	(469,362)
Net unrealized appreciation of investments	65,430	1,042
Net assets	$510,200	$90,559
* Investments in unaffiliated securities, at cost	$517,725	$116,214
** Investments in affiliated money market fund, at cost	$7,500	$2,525
*** Investments in repurchase agreements, at cost	$40,585	$14,404
**** Includes cash related to securities loaned	$16	$6
† Including securities loaned, at value	$116,500	$40,594
Class A:
Net assets	$86,996	$27,356
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	4,672	3,698
Net asset value and redemption price per share	$18.62	$7.40
Maximum offering price per share (1)	$19.70	$7.83
Class B:
Net assets	$4,412	$13,445
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	240	2,053
Net asset value, offering price and redemption price per share (2)	$18.41	$6.55
Class C:
Net assets	$4,247	$6,000
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	230	840
Net asset value, offering price and redemption price per share (2)	$18.47	$7.14
Class R:
Net assets	$1	-
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-
Net asset value, offering price, and redemption price per share	$18.80	-
Class Y:
Net assets	$414,544	$43,758
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	22,161	5,716
Net asset value, offering price, and redemption price per share	$18.71	$7.66

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

	Real Estate Securities Fund	Technology Fund
INVESTMENT INCOME:
Dividends from affiliated money market fund	$156	$18
Dividends from unaffiliated securities	18,185	213
Less: Foreign taxes withheld	(22)	(6)
Securities lending	44	71
Other	-	144
Total investment income	18,363	440
EXPENSES:
Investment advisory fees	2,612	813
Co-administration fees and expenses (including transfer agency fees)	1,005	324
Custodian fees	37	11
Directors' fees	9	3
Registration fees	31	32
Professional fees	18	6
Printing	12	4
Other	16	7
Distribution and shareholder servicing fees – Class A	136	77
Distribution and shareholder servicing fees – Class B	40	164
Distribution and shareholder servicing fees – Class C	40	73
Distribution and shareholder servicing fees – Class R	4	6
Total expenses	3,960	1,520
Less: Fee waivers	(97)	(63)
Total net expenses	3,863	1,457
Investment income (loss) – net	14,500	(1,017)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTIONS – NET:
Net realized gain on investments	35,085	4,958
Net realized gain on written options	-	104
Net change in unrealized appreciation or depreciation of investments	32,394	3,406
Net change in unrealized appreciation or depreciation of written options	-	(72)
Net gain on investments and written options	67,479	8,396
Net increase in net assets resulting from operations	$81,979	$7,379

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Changes in Net Assets in thousands

	Real Estate Securities Fund		Technology Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
OPERATIONS:
Investment income (loss) – net	$14,500	$8,399	$(1,017)	$(518)
Net realized gain (loss) on investments	35,085	5,589	4,958	(12,773)
Net realized gain (loss) on written options	-	-	104	(328)
Net change in unrealized appreciation or depreciation of investments	32,394	27,408	3,406	60,854
Net change in unrealized appreciation or depreciation of written options	-	-	(72)	72
Net increase in net assets resulting from operations	81,979	41,396	7,379	47,307
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(2,018)	(1,183)	-	-
Class B	(123)	(120)	-	-
Class C	(120)	(87)	-	-
Class R	(56)	(86)	-	-
Class Y	(12,334)	(7,094)	-	-
Net realized gain on investments:
Class A	(1,410)	(368)	-	-
Class B	(136)	(63)	-	-
Class C	(131)	(28)	-	-
Class R	(97)	(34)	-	-
Class Y	(8,059)	(2,941)	-	-
Total distributions	(24,484)	(12,004)	-	-
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	50,157	26,968	18,402	11,348
Reinvestment of distributions	3,282	1,489	-	-
Payments for redemptions	(10,941)	(12,978)	(20,148)	(13,072)
Increase (decrease) in net assets from Class A transactions	42,498	15,479	(1,746)	(1,724)
Class B:
Proceeds from sales	1,101	1,090	884	1,475
Reinvestment of distributions	236	169	-	-
Payments for redemptions	(1,051)	(732)	(4,394)	(3,295)
Increase (decrease) in net assets from Class B transactions	286	527	(3,510)	(1,820)
Class C:
Proceeds from sales	1,777	2,174	952	1,303
Reinvestment of distributions	239	109	-	-
Payments for redemptions	(1,533)	(437)	(2,394)	(2,252)
Increase (decrease) in net assets from Class C transactions	483	1,846	(1,442)	(949)
Class R:
Proceeds from sales	1,277	2,686	1,139	2,553
Reinvestment of distributions	137	115	-	-
Payments for redemptions	(4,196)	(1,825)	(5,754)	(1,840)
Increase (decrease) in net assets from Class R transactions	(2,782)	976	(4,615)	713
Class Y:
Proceeds from sales	228,629	80,412	33,338	33,169
Reinvestment of distributions	8,467	3,092	-	-
Payments for redemptions	(64,875)	(32,025)	(53,593)	(42,450)
Increase (decrease) in net assets from Class Y transactions	172,221	51,479	(20,255)	(9,281)
Increase (decrease) in net assets from capital share transactions	212,706	70,307	(31,568)	(13,061)
Total increase (decrease) in net assets	270,201	99,699	(24,189)	34,246
Net assets at beginning of period	239,999	140,300	114,748	80,502
Net assets at end of period	$510,200	$239,999	$90,559	$114,748
Undistributed net investment income at end of period	$1,227	$809	$-	$-

  (1)  See note 4 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

(This page has been left blank intentionally.)

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return (5)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Real Estate Securities Fund
Class A
2004	(1)	$16.00	$0.63	$3.21	$(0.62)	$(0.60)	$-	$18.62	24.98%	$86,996	1.23%	3.63%	1.26%	3.60%	127%
2003	(1)	13.68	0.69	2.65	(0.69)	(0.33)	-	16.00	25.92	35,754	1.23	4.82	1.28	4.77	69
2002	(1)	13.12	0.71	0.61	(0.69)	-	(0.07)	13.68	10.07	15,422	1.23	5.06	1.32	4.97	99
2001	(1)	12.71	0.76	0.32	(0.64)	-	(0.03)	13.12	8.69	2,421	1.04	5.89	1.25	5.68	85
2000		10.78	0.74	2.00	(0.79)	-	(0.02)	12.71	26.68	2,035	1.05	6.59	1.24	6.40	45
Class B
2004	(1)	$15.85	$0.50	$3.17	$(0.51)	$(0.60)	$-	$18.41	24.06%	$4,412	1.98%	2.91%	2.01%	2.88%	127%
2003	(1)	13.55	0.57	2.64	(0.58)	(0.33)	-	15.85	25.03	3,559	1.98	4.10	2.03	4.05	69
2002	(1)	13.02	0.59	0.61	(0.60)	-	(0.07)	13.55	9.21	2,577	1.98	4.27	2.07	4.18	99
2001	(1)	12.61	0.65	0.33	(0.54)	-	(0.03)	13.02	7.93	1,724	1.79	5.13	2.00	4.92	85
2000		10.69	0.64	2.00	(0.69)	-	(0.03)	12.61	25.81	1,874	1.80	5.79	1.99	5.60	45
Class C
2004	(1)	$15.89	$0.50	$3.19	$(0.51)	$(0.60)	$-	$18.47	24.12%	$4,247	1.98%	2.92%	2.01%	2.89%	127%
2003	(1)	13.62	0.59	2.62	(0.61)	(0.33)	-	15.89	24.88	3,229	1.98	4.12	2.03	4.07	69
2002	(1)	13.08	0.62	0.59	(0.60)	-	(0.07)	13.62	9.27	986	1.98	4.43	2.07	4.34	99
2001	(1)	12.68	0.69	0.30	(0.59)	-	-	13.08	7.93	341	1.79	5.27	2.00	5.06	85
2000	(2)	10.61	0.50	2.14	(0.57)	-	-	12.68	25.56	164	1.80	5.79	1.99	5.60	45
Class R (1)
2004	(3)	$16.00	$0.61	$3.24	$(0.45)	$(0.60)	$-	$18.80	24.94%	$1	1.23%	3.57%	1.26%	3.54%	127%
2003		13.69	0.69	2.64	(0.69)	(0.33)	-	16.00	25.80	2,524	1.23	4.87	1.28	4.82	69
2002		13.12	0.70	0.62	(0.68)	-	(0.07)	13.69	10.13	1,224	1.23	5.00	1.32	4.91	99
2001	(4)	12.52	0.11	0.49	-	-	-	13.12	4.87	320	0.56	43.93	1.01	43.48	85
Class Y
2004	(1)	$16.06	$0.69	$3.22	$(0.66)	$(0.60)	$-	$18.71	25.33%	$414,544	0.98%	3.95%	1.01%	3.92%	127%
2003	(1)	13.73	0.73	2.66	(0.73)	(0.33)	-	16.06	26.19	194,933	0.98	5.13	1.03	5.08	69
2002	(1)	13.15	0.73	0.63	(0.71)	-	(0.07)	13.73	10.40	120,091	0.98	5.27	1.07	5.18	99
2001	(1)	12.73	0.84	0.28	(0.68)	-	(0.02)	13.15	9.01	96,263	0.80	6.50	1.01	6.29	85
2000		10.80	0.77	2.00	(0.81)	-	(0.03)	12.73	26.95	56,347	0.80	6.79	0.99	6.60	45
Technology Fund
Class A
2004	(1)	$7.05	$(0.07)	$0.42	$-	$-	$-	$7.40	4.96%	$27,356	1.23%	(0.86)%	1.28%	(0.91)%	51%
2003	(1)	4.29	(0.03)	2.79	-	-	-	7.05	64.34	27,936	1.23	(0.52)	1.29	(0.58)	110
2002	(1)	6.36	(0.07)	(2.00)	-	-	-	4.29	(32.55)	18,267	1.23	(0.89)	1.70	(1.36)	288
2001	(1)	47.68	(0.15)	(33.55)	-	(7.62)	-	6.36	(83.30)	29,084	1.15	(0.88)	1.22	(0.95)	269
2000		34.22	(0.35)	24.87	-	(11.06)	-	47.68	80.11	155,533	1.15	(0.93)	1.15	(0.93)	195
Class B
2004	(1)	$6.29	$(0.11)	$0.37	$-	$-	$-	$6.55	4.13%	$13,445	1.98%	(1.60)%	2.03%	(1.65)%	51%
2003	(1)	3.86	(0.07)	2.50	-	-	-	6.29	62.95	16,016	1.98	(1.26)	2.04	(1.32)	110
2002	(1)	5.77	(0.11)	(1.80)	-	-	-	3.86	(33.10)	11,190	1.98	(1.64)	2.45	(2.11)	288
2001	(1)	44.40	(0.26)	(30.75)	-	(7.62)	-	5.77	(83.42)	15,974	1.90	(1.63)	1.97	(1.70)	269
2000		32.59	(0.35)	23.22	-	(11.06)	-	44.40	78.77	97,003	1.90	(1.68)	1.90	(1.68)	195
Class C
2004	(1)	$6.86	$(0.12)	$0.40	$-	$-	$-	$7.14	4.08%	$6,000	1.98%	(1.60)%	2.03%	(1.65)%	51%
2003	(1)	4.20	(0.07)	2.73	-	-	-	6.86	63.33	7,056	1.98	(1.25)	2.04	(1.31)	110
2002	(1)	6.28	(0.12)	(1.96)	-	-	-	4.20	(33.12)	5,064	1.98	(1.64)	2.45	(2.11)	288
2001	(1)	47.49	(0.26)	(33.33)	-	(7.62)	-	6.28	(83.43)	9,010	1.90	(1.63)	1.98	(1.71)	269
2000	(2)	50.30	(0.35)	(2.46)	-	-	-	47.49	(5.59)	33,605	1.90	(1.67)	1.88	(1.65)	195
Class Y
2004	(1)	$7.28	$(0.05)	$0.43	$-	$-	$-	$7.66	5.22%	$43,758	0.98%	(0.60)%	1.03%	(0.65)%	51%
2003	(1)	4.42	(0.01)	2.87	-	-	-	7.28	64.71	59,817	0.98	(0.24)	1.04	(0.30)	110
2002	(1)	6.53	(0.05)	(2.06)	-	-	-	4.42	(32.31)	44,134	0.98	(0.64)	1.45	(1.11)	288
2001	(1)	48.60	(0.11)	(34.34)	-	(7.62)	-	6.53	(83.26)	59,653	0.90	(0.62)	0.96	(0.67)	269
2000		34.64	(0.34)	25.36	-	(11.06)	-	48.60	80.71	436,938	0.90	(0.67)	0.90	(0.67)	195

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Class of shares has been offered since February 1, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (3)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (4)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except for total return and portfolio turnover.

  (5)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

International Fund

DESCRIPTION	SHARES	VALUE (000)
Foreign Common Stocks – 97.4%
Australia – 4.4%
Macquarie Bank	369,100	$9,710
News	1,401,400	11,044
Patrick (a)	2,233,200	9,140
Publishing & Broadcasting (a)	638,200	6,333
QBE Insurance Group (a)	320,400	3,040
Westfield Holdings (a)	427,600	4,711
Westpac Banking	335,800	4,313
Woodside Petroleum	361,200	5,102
		53,393
Austria – 1.3%
Erste Bank	378,000	15,727
Brazil – 0.5%
Companhia Brasileira De Distribuicao, ADR (a)	76,200	1,523
Companhia Siderurgica Nacional	284	4
Petroleo Brasileiro, ADR (a)	49,600	1,748
Tele Norte Leste Participacoes, ADR (a)	167,000	2,209
Votorantim Celulose e Papel, ADR	22,700	784
		6,268
Chile – 0.0%
Genesis Chile Fund, ADR	10,000	632
China – 0.2%
China Telecom	2,392,000	775
Denway Motors (a)	1,444,000	481
Golden Meditech (a)	2,924,000	615
Hengan International	52,000	26
Hutchison Telecommunications*	12,693	-
		1,897
France – 14.3%
Axa (a)	964,000	19,504
BNP Paribas (a)	466,900	30,154
Bouygues (a)	402,900	15,112
Groupe Danone	70,800	5,566
LYMH Moet Hennessy Louis Vuitton (a)	217,900	14,546
Pernod Ricard (a)	149,150	19,803
Sanofi-Aventis (a)	387,800	28,128
Total (a)	193,750	39,465
		172,278
Germany – 6.6%
Bayerische Motoren Werke (BMW) (a)	269,100	11,079
Deutsche Boerse	374,137	18,936
Deutsche Telekom* (a)	833,600	15,426
E.ON	90,900	6,689
Metro	71,600	3,184
SAP	20,750	3,234
Siemens (a)	279,600	20,489
		79,037
Great Britain – 17.4%
3i Group	1,260,200	12,668
Anglo American, ADR (a)	95,000	2,304
AstraZeneca	432,700	17,735
BP	574,400	5,483
Compass Group	1,396,000	5,570
HBOS	1,769,000	23,880

International Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Pearson	1,724,800	$18,446
Reckitt Benckiser	576,200	14,118
Royal Bank of Scotland	1,064,000	30,729
Sage	2,790,000	8,191
Smith & Nephew	982,400	9,031
Standard Chartered	1,079,600	18,530
Vodafone	17,835,000	42,681
		209,366
Hong Kong – 5.8%
CNOOC	1,341,000	701
Esprit Holdings	2,426,000	12,320
Far East Pharmaceutical Technology	2,836,000	-
Hutchison Whampoa	952,000	7,447
Kingdee International Software	86,000	23
Peregrine Investment Holdings (b)	142,000	-
Sino Land (a)	20,514,000	15,258
Sun Hung Kai Properties (a)	1,416,000	13,346
Swire Pacific	851,000	5,920
Wharf	4,387,000	14,768
		69,783
Hungary – 0.1%
OTP Bank	45,841	1,026
India – 0.1%
ICICI Bank, ADR	132,400	1,827
Indonesia – 0.4%
Astra International	2,232,000	1,669
Bank Danamon	4,107,000	1,670
Dankos Laboratories	2,213,200	145
Telekomunikasi Indonesia, ADR (a)	73,800	1,306
		4,790
Ireland – 3.5%
Bank of Ireland	954,800	12,867
Independent News & Media	5,903,000	14,736
Kerry Group, Cl A	647,600	14,253
		41,856
Israel – 0.2%
Teva Pharmaceutical Industries, ADR	77,100	2,001
Italy – 5.0%
Banco Popolare di Verona e Novara (a)	792,000	13,889
Eni (a)	1,425,800	31,946
UniCredito Italiano (a)	2,766,000	13,948
		59,783
Japan – 24.2%
Aeon Credit Service	235,200	13,402
Arisawa Manufacturing (a)	172,420	7,071
Canon	245,000	11,515
Chugai Pharmaceutical	813,000	11,721
Citizen Electronics (a)	145,200	7,641
Don Quijote (a)	216,100	12,549
Fast Retailing	176,500	11,995
Fuji Soft	197,500	6,200
Fujisawa Pharmeceutical (a)	420,000	9,470
Fujitsu (a)	1,140,000	6,589

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

International Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Funai Electric (a)	96,400	$12,997
Honda Motor (a)	183,400	8,886
Keyence	73,960	15,555
Mitsubishi (a)	1,027,000	11,098
Mitsubishi Tokyo Financial Group	2,433	20,287
NEC System Technologies	136,800	4,717
Net One Systems	2,509	9,265
Nippon Oil	925	6
Nitto Denko	63,300	2,912
Nomura	457,000	5,867
NTT DoCoMo	2,280	3,868
OBIC	47,500	8,913
OJI Paper (a)	1,211,000	6,845
ORIX	66,000	6,767
Seven-Eleven Japan	248,000	7,088
Sumitomo Metal Mining (a)	1,061,000	7,355
Sumitomo Realty & Development (a)	895,000	9,542
Sumitomo Trust and Banking	1,456,000	8,613
TDK (a)	183,700	12,234
Toyoda Gosei (a)	540,900	10,478
Ushio	450,000	7,586
Yamada Denki (a)	372,900	12,857
		291,889
Luxembourg – 0.1%
Tenaris, ADR	23,700	1,080
Malaysia – 0.3%
Public Bank	615,800	1,151
Resorts World	228,000	600
Setia	939,000	914
Silverstone Berhad (b)	3,469	-
Telekom Malaysia	397,000	1,170
		3,835
Mexico – 0.6%
Corporacion Interamericana de Entretenimiento*	592,200	1,220
Gruopo Financiero Banorte	200,000	943
Grupo IMSA, ADR	39,900	898
Wal-Mart De Mexico	1,252,000	4,245
		7,306
Peru – 0.1%
Compania De Minas Buenaventura, ADR	33,300	791
Russian Federation – 0.1%
AO VimpelCom, ADR* (a)	7,600	827
LUKOIL, ADR	6,100	756
		1,583
Singapore – 0.9%
DBS	548,000	5,208
Venture	558,000	5,469
		10,677
South Africa – 0.6%
ABSA	209,900	2,110
MTN	203,200	967
Sappi, ADR (a)	300,000	4,296
		7,373
South Korea – 0.7%
Hana Bank	69,500	1,654
Hyundai Mobis	14,900	750

International Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Industrial Bank of Korea, GDR	89,200	$548
Pulmuone	15,630	658
Samsung Electronics	6,740	2,681
Shinsegae	8,590	2,286
		8,577
Spain – 3.0%
Banco Bilbano Vizcaya Argentaria (a)	884,400	12,171
Iberdrola	484,400	10,047
Telefonica	939,600	14,062
		36,280
Switzerland – 5.9%
Nestle	78,060	17,879
Novartis	232,100	10,818
Roche	275,600	28,472
Zurich Financial Services	96,250	13,720
		70,889
Taiwan – 0.4%
Formosa International Hotels	139,000	156
Hon Hai Precision	34,350	118
Hon Hai Precision Industries, GDR	495,801	3,619
Taiwan Semiconductor Manufacturing, ADR	161,400	1,152
		5,045
Thailand – 0.4%
Land & Houses	4,254,000	976
Major Cineplex Group	2,578,000	803
PTT Exploration & Production	111,950	805
Shin	1,580,900	1,441
Siam Cement	211,600	1,359
		5,384
Turkey – 0.3%
Akbank Turk Anonim Sirketi, ADR	77,250	698
DenizBank	256,000,000	489
Dogan Sirketler Grubu	323,653,000	580
Dogus Otomotiv Servis ve Ticaret*	354,867,000	1,202
Turkcell Iletisim Hizmetleri, ADR	116,400	1,305
		4,274
Total Foreign Common Stocks (Cost $1,039,947)		1,174,647
Investments Purchased with Proceeds from Securities Lending – 25.7%
State Street Navigator Prime	310,687,908	310,688
Total Investments Purchased with Proceeds from Securities Lending (Cost $310,688)		310,688
Total Investments – 123.1% (Cost $1,350,635)		1,485,335
Other Assets and Liabilities, Net – (23.1)%		(279,161)
Total Net Assets – 100.0%		$1,206,174

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $296,251,292 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  Securities considered illiquid investments and are fair valued under guidelines established by the Board of Directors. As of September 30, 2004, the fair value of these investments was $183 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

International Fund (concluded)

DESCRIPTION

ADR – American Depository Receipt

GDR – Global Depository Receipt

At September 30, 2004, sector diversification of the Fund was as follows:

	% of Net Assets	Value (000)
Foreign Common Stock
Banks	16.5%	$198,552
Diversified Financials	15.2	183,852
Pharmaceutical & Biotechnology	8.8	106,489
Energy	7.1	86,012
Telecommunication Services	7.1	86,037
Technology Hardware & Equipment	5.8	69,992
Food & Beverage	5.1	61,343
Retailing	4.4	52,543
Media	4.2	50,559
Consumer Durables & Apparel	3.5	42,119
Commercial Services & Supplies	3.4	41,070
Materials	2.9	34,419
Automobiles & Components	2.9	34,545
Consumer Discretionary	1.9	22,613
Insurance	1.4	16,760
Capital Goods	1.3	15,555
Household & Personal Products	1.2	14,118
Health Care	1.0	11,647
Utilities	0.8	10,047
Software & Services	0.8	9,823
Transportation	0.8	9,140
Manufacturing	0.7	9,063
Food & Drug Retailing	0.4	5,570
Hotels, Restaurants & Leisure	0.2	2,779
Total Foreign Common Stocks	97.4	1,174,647
Total Investments Purchased with Proceeds from Securities Lending	25.7	310,688
Total Investments	123.1	1,485,335
Other Assets and Liabilities, Net	(23.1)	(279,161)
Net Assets	100.0%	$1,206,174

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statement of Assets and Liabilities September 30, 2004, in thousands, except for per share data

International Fund
ASSETS:
Investments in securities, at value*†	$1,485,335
Cash denominated in foreign currencies, at value**	4,935
Cash	4,294
Receivable for dividends and interest	2,417
Receivable for investment securities sold	24,117
Receivable for capital shares sold	241
Receivable for foreign withholding tax reclaim	87
Prepaid expenses and other assets	37
Total assets	1,521,463
LIABILITIES:
Payable for investment securities purchased	1,766
Payable for capital shares redeemed	1,825
Payable upon return of securities loaned	310,688
Payable for advisory, co-administration, and custodian fees	990
Payable for distribution and shareholder servicing fees	11
Accrued expenses and other liabilities	9
Total liabilities	315,289
Net assets	$1,206,174
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,294,446
Undistributed net investment income	8,800
Accumulated net realized loss on investments	(231,752)
Net unrealized appreciation of investments	134,700
Net unrealized depreciation of foreign currency, and translation of other assets and liabilities in foreign currency	(20)
Net assets	$1,206,174
* Investments in securities, at cost	$1,350,635
** Cash denominated in foreign currencies, at cost	$4,940
† Including securities loaned, at value	$296,251
Class A:
Net assets	$44,851
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	4,402
Net asset value and redemption price per share	$10.19
Maximum offering price per share (1)	$10.78
Class B:
Net assets	$7,371
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	782
Net asset value, offering price and redemption price per share (2)	$9.43
Class C:
Net assets	$8,542
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	875
Net asset value, offering price and redemption price per share (2)	$9.76
Class R:
Net assets	$1
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-
Net asset value, offering price, and redemption price per share	$10.11
Class Y:
Net assets	$1,145,409
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	111,072
Net asset value, offering price, and redemption price per share	$10.31

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statement of Operations For the fiscal year ended September 30, 2004, in thousands

International Fund
INVESTMENT INCOME:
Interest	$199
Dividends	26,611
Less: Foreign taxes withheld	(3,197)
Securities lending	1,224
Other income	151
Total investment income	24,988
EXPENSES:
Investment advisory fees	13,785
Co-administration fees and expenses (including transfer agency fees)	3,358
Custodian fees	125
Directors' fees	28
Registration fees	45
Professional fees	71
Printing	44
Other	21
Distribution and shareholder servicing fees – Class A	112
Distribution and shareholder servicing fees – Class B	83
Distribution and shareholder servicing fees – Class C	100
Distribution and shareholder servicing fees – Class R	13
Total expenses	17,785
Less: Fee waivers	(560)
Total net expenses	17,225
Investment income – net	7,763
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS – NET:
Net realized gain on investments	135,849
Net realized loss on foreign currency transactions	(430)
Net change in unrealized appreciation or depreciation of investments	6,817
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	(278)
Net gain on investments and foreign currency transactions	141,958
Net increase in net assets resulting from operations	$149,721

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statement of Changes in Net Assets in thousands

	International Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03
OPERATIONS:
Investment income – net	$7,763	$8,624
Net realized gain (loss) on investments	135,849	(93,319)
Net realized gain (loss) on foreign currency transactions	(430)	1,056
Net increase from payment by affiliate (1)	-	621
Net change in unrealized appreciation or depreciation of investments	6,817	275,880
Net change in unrealized appreciation or depreciation of foreign currency, and translation of other assets and liabilities denominated in foreign currency	(278)	247
Net increase in net assets resulting from operations	149,721	193,109
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(212)	-
Class B	(4)	-
Class C	(5)	-
Class S	(43)	-
Class Y	(8,556)	-
Total distributions	(8,820)	-
CAPITAL SHARE TRANSACTIONS (2):
Class A:
Proceeds from sales	20,466	160,663
Reinvestment of distributions	202	-
Payments for redemptions	(20,179)	(170,978)
Shares issued in connection with the acquisition of Fund net assets	-	2,429
Increase (decrease) in net assets from Class A transactions	489	(7,886)
Class B:
Proceeds from sales	606	533
Reinvestment of distributions	4	-
Payments for redemptions	(2,218)	(1,796)
Shares issued in connection with the acquisition of Fund net assets	-	254
Decrease in net assets from Class B transactions	(1,608)	(1,009)
Class C:
Proceeds from sales	853	1,964
Reinvestment of distributions	5	-
Payments for redemptions	(4,123)	(4,764)
Shares issued in connection with the acquisition of Fund net assets	-	149
Decrease in net assets from Class C transactions	(3,265)	(2,651)
Class R:
Proceeds from sales	1,377	4,103
Reinvestment of distributions	40	-
Payments for redemptions	(11,223)	(8,219)
Shares issued in connection with the acquisition of Fund net assets	-	43
Decrease in net assets from Class R transactions	(9,806)	(4,073)
Class Y:
Proceeds from sales	321,648	469,337
Reinvestment of distributions	5,397	-
Payments for redemptions	(304,768)	(243,349)
Shares issued in connection with the acquisition of Fund net assets	-	46,678
Increase in net assets from Class Y transactions	22,277	272,666
Increase in net assets from capital share transactions	8,087	257,047
Total increase in net assets	148,706	450,156
Net assets at beginning of period	1,057,186	607,030
Net assets at end of period	$1,206,174	$1,057,186
Undistributed net investment income at end of period	$8,800	$10,297

  (1)  See note 8 in Notes to Financial Statements for additional information.

  (2)  See note 4 in Notes to Financial Statements for additional information

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (8)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
International Fund (1)
Class A
2004	(2)	$8.99	$0.03	$1.22	$(0.05)	$-	$10.19	13.91%	$44,851	1.60%	0.31%	1.64%	0.27%	77%
2003	(2)	7.33	0.06	1.60	-	-	8.99	22.65	39,251	1.60	0.77	1.65	0.72	82
2002	(2)	8.96	-	(1.63)	-	-	7.33	(18.19)	37,232	1.60	0.04	1.66	(0.02)	72
2001	(2) (3)	13.96	0.10	(3.63)	(0.10)	(1.37)	8.96	(28.00)	64,907	1.49	1.02	1.59	0.92	72
2000	(2) (4)	15.94	(0.03)	(0.42)	(0.10)	(1.43)	13.96	(3.59)	3,591	1.58	(0.26)	1.76	(0.44)	90
1999	(5)	12.42	-	4.26	(0.04)	(0.70)	15.94	36.62	3,939	1.56	(0.01)	1.75	(0.20)	94
Class B
2004	(2)	$8.34	$(0.05)	$1.14	$-	$-	$9.43	13.12%	$7,371	2.35%	(0.48)%	2.39%	(0.52)%	77%
2003	(2)	6.85	-	1.49	-	-	8.34	21.75	7,936	2.35	0.02	2.40	(0.03)	82
2002	(2)	8.45	(0.06)	(1.54)	-	-	6.85	(18.94)	7,459	2.35	(0.68)	2.41	(0.74)	72
2001	(2) (3)	13.28	0.01	(3.43)	(0.07)	(1.34)	8.45	(28.57)	10,857	2.17	0.06	2.27	(0.04)	72
2000	(2) (4)	15.27	(0.10)	(0.42)	(0.07)	(1.40)	13.28	(4.22)	732	2.28	(0.96)	2.46	(1.14)	90
1999	(5)	11.97	(0.09)	4.09	(0.01)	(0.69)	15.27	35.65	781	2.26	(0.71)	2.45	(0.90)	94
Class C (2)
2004		$8.63	$(0.05)	$1.18	$-	$-	$9.76	13.14%	$8,542	2.35%	(0.52)%	2.39%	(0.56)%	77%
2003		7.09	-	1.54	-	-	8.63	21.72	10,439	2.35	(0.01)	2.40	(0.06)	82
2002		8.75	(0.06)	(1.60)	-	-	7.09	(18.97)	11,027	2.35	(0.71)	2.41	(0.77)	72
2001	(6)	8.31	0.01	0.43	-	-	8.75	5.29	17,806	1.48	4.15	1.48	4.15	72
Class R
2004	(2) (7)	$8.98	$(0.01)	$1.19	$(0.05)	$-	$10.11	13.16%	$1	1.60%	(0.11)%	1.64%	(0.15)%	77%
2003	(2)	7.31	0.04	1.63	-	-	8.98	22.85 (9)	8,533	1.60	0.57	1.65	0.52	82
2002	(2)	8.96	0.01	(1.66)	-	-	7.31	(18.42)	10,817	1.60	0.16	1.66	0.10	72
2001	(2) (3)	13.97	(0.04)	(3.50)	(0.10)	(1.37)	8.96	(28.03)	9,461	1.46	(0.33)	1.61	(0.48)	72
2000	(2) (4)	15.95	(0.03)	(0.42)	(0.10)	(1.43)	13.97	(3.59)	16,373	1.58	(0.26)	1.76	(0.44)	90
1999	(5)	12.43	(0.01)	4.27	(0.04)	(0.70)	15.95	36.61	11,307	1.56	-	1.75	(0.19)	94
Class Y
2004	(2)	$9.10	$0.06	$1.23	$(0.08)	$-	$10.31	14.13%	$1,145,409	1.35%	0.59%	1.39%	0.55%	77%
2003	(2)	7.40	0.09	1.61	-	-	9.10	22.97 (9)	991,027	1.35	1.08	1.40	1.03	82
2002	(2)	9.03	0.03	(1.66)	-	-	7.40	(18.05)	540,495	1.35	0.36	1.41	0.30	72
2001	(2) (3)	14.03	0.07	(3.61)	(0.11)	(1.35)	9.03	(27.93)	661,886	1.23	0.67	1.36	0.54	72
2000	(2) (4)	15.97	0.01	(0.42)	(0.12)	(1.41)	14.03	(3.27)	122,329	1.28	0.04	1.76	(0.44)	90
1999	(5)	12.42	0.06	4.25	(0.06)	(0.70)	15.97	36.98	92,778	1.26	0.28	1.75	(0.21)	94

  (1)  The financial highlights for the International Fund as set forth herein include the historical financial highlights of the Firstar International Growth Fund. The assets of the Firstar Fund were acquired by the First American International Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar International Growth Fund were exchanged for Class A shares of the First American International Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American International Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American International Fund. Historical per share amounts have been adjusted to reflect the conversion ratios utilized for the merger of the International Fund and Firstar International Growth Fund. Firstar International Growth Fund is the accounting survivor.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000, to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999, to October 31, 2000. Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  For the fiscal year ended November 30.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

  (9)  In 2003, 0.14% of Class R share's and 0.13% of Class Y share's total return was a result of the reimbursement as described in note 8 to the
Financial Statements by the advisor related to foreign currency principal trades between the International Fund and U.S. Bank. Excluding the reimbursement, total return for Class R and Class Y shares would have been 22.71% and 22.84%, respectively.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Small Cap Growth Opportunities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 94.8%
Consumer Discretionary – 18.8%
CBRL Group (a)	152,510	$5,503
Hibbett Sporting Goods*	150,860	3,091
Knology*	965,188	4,005
Lakes Entertainment* (a)	323,450	3,389
Landry's Restaurants (a)	316,850	8,647
Marvel Enterprises* (a)	459,080	6,684
Men's Wearhouse* (a)	210,650	6,119
Pacific Sunwear of California* (a)	319,270	6,721
Panera Bread, Cl A* (a)	137,450	5,160
Priceline.com* (a)	171,330	3,798
Spanish Broadcasting System*	1,076,435	10,592
		63,709
Energy – 5.9%
Carrizo Oil & Gas*	400,820	3,836
Comstock Resources*	269,745	5,643
KCS Energy*	373,640	5,198
Meridian Resource*	268,220	2,368
Rowan* (a)	108,420	2,862
		19,907
Financials – 9.2%
Affirmative Insurance*	309,960	4,891
Boston Private Financial (a)	148,420	3,705
Cullen/Frost Bankers (a)	146,550	6,810
Scottish Annuity & Life (a)	292,770	6,198
Southwest Bancorp of Texas (a)	314,850	6,341
UCBH	86,400	3,376
		31,321
Health Care – 28.2% (b)
Able Laboratories* (a)	270,470	5,182
Allscripts Healthcare Solutions* (a)	104,530	941
Amylin Pharmaceuticals* (a)	337,750	6,931
Bradley Pharmaceuticals* (a)	355,260	7,230
Caliper Life Sciences*	87,650	616
Cutera*	402,165	4,536
Digene* (a)	186,930	4,853
Encore Medical*	1,820,410	9,066
Encysive Pharmaceuticals* (a)	381,740	3,447
Genelabs Technologies*	1,301,860	3,398
Immtech International* (a)	223,540	2,168
Incyte* (a)	196,980	1,897
Martek Bioscience* (a)	62,030	3,017
POZEN*	256,214	2,239
Taro Pharmaceutical Industries* (a)	419,500	9,808
Triad Hospitals* (a)	151,210	5,208
VaxGen* (a)	434,300	5,798
Watson Pharmaceuticals*	317,610	9,357
Xenogen*	582,140	3,609
Zoll Medical*	187,560	6,263
		95,564
Industrials – 0.5%
Navigant Consulting*	78,300	1,719
Information Technology – 30.2% (b)
ADTRAN (a)	342,920	7,778
Applied Films*	333,280	6,002

Small Cap Growth Opportunities Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Avocent* (a)	158,670	$4,130
Captiva Software*	196,990	2,206
Digitas*	574,615	4,442
Electronics for Imaging* (a)	128,770	2,091
Embarcadero Technologies*	488,670	4,134
FormFactor* (a)	204,230	3,956
Foundry Networks* (a)	535,792	5,085
Global Payments	95,410	5,109
Hyperion Solutions* (a)	114,170	3,881
Integrated Circuit Systems* (a)	116,440	2,503
Integrated Device Technology* (a)	276,200	2,632
Ixia*	678,770	6,598
Komag*	384,130	5,339
LeCroy*	161,980	2,707
QLogic* (a)	202,740	6,003
Quest Software*	480,760	5,346
SAFENET* (a)	278,320	7,342
Take-Two Interactive Software* (a)	173,120	5,687
Tekelec*	250,000	4,170
Tridium Warrant* (c)	20,500	-
Tridium, Cl B (c)	278,500	122
Varian Semiconductor Equipment Associates* (a)	125,750	3,886
VideoPropulsion* (c)	809,856	-
WebSideStory*	156,740	1,450
		102,599
Telecommunication Services – 2.0%
General Communications*	739,398	6,692
Total Common Stocks (Cost $309,948)		321,511
Affiliated Money Market Fund – 5.9%
First American Prime Obligations Fund, Cl Z (d)	20,115,756	20,116
Total Affiliated Money Market Fund (Cost $20,116)		20,116
Investments Purchased with Proceeds from Securities Lending – 40.0%
Commercial Paper – 12.9%
Bluegrass
1.881%, 05/18/05	$571	571
1.891%, 08/18/05	454	454
Concord Minutemen Capital
1.650%, 10/01/04	938	938
1.680%, 10/05/04	2,083	2,083
1.720%, 10/06/04	1,539	1,539
1.740%, 10/14/04	1,030	1,030
Descartes Funding Trust 1.760%, 11/15/04	1,157	1,157
Ford Credit Floor Plan
1.622%, 10/05/04	2,314	2,314
1.526%, 10/06/04	1,620	1,620
1.655%, 10/22/04	509	509
Goldman Sachs 1.975%, 01/18/05	1,157	1,157
Independence 1.830%, 04/15/05	1,431	1,431
Jupiter Securities Corp 1.793%, 10/21/04	4,400	4,400
Lakeside Funding 1.790%, 10/08/04	2,454	2,454
Landesbank Baden 1.480%, 11/12/04	462	462

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Leaf's LLC 1.821%, 04/20/05	$1,273	$1,273
Liquid Funding
1.743%, 10/13/04	1,619	1,619
1.830%, 05/25/05	1,157	1,157
MBNA Credit
1.683%, 10/12/04	1,125	1,125
1.764%, 10/26/04	624	624
Main Street Warehouse
1.742%, 10/04/04	1,528	1,528
1.683%, 10/04/04	1,887	1,887
1.742%, 10/08/04	1,157	1,157
1.742%, 10/08/04	1,157	1,157
Mortgage Interest Network
1.752%, 10/12/04	764	764
1.763%, 10/14/04	810	810
Netexis Banques 1.700%, 12/16/04	1,153	1,153
Orchard Park
1.796%, 04/06/05	1,157	1,157
1.766%, 07/06/05	2,389	2,389
Park Granada LLC
1.622%, 10/01/04	2,037	2,037
1.743%, 10/13/04	1,319	1,319
Sigma Finance 1.512%, 11/29/04	577	577
Total Commercial Paper		43,852
Corporate Obligations – 10.7%
Allstate Life Global
1.780%, 10/14/05	2,315	2,315
1.750%, 10/14/05	579	579
Bayer Landbank NY 1.830%, 06/24/05	2,199	2,199
Blue Heron Funding 1.850%, 05/18/05	648	648
Castle Hill III 1.910%, 09/15/15	695	695
Depfa Bank PLC 1.860%, 06/15/05	1,157	1,157
Duke Funding VI 1.320%, 04/08/05	1,401	1,401
General Electric Capital Corporation 1.838%, 10/07/05	1,159	1,159
Jackson National Life 1.760%, 04/15/05	1,157	1,157
Jefferson Pilot 1.788%, 08/17/05	1,157	1,157
Liquid Funding 1.840%, 06/28/05	1,042	1,042
Merrill Lynch 1.696%, 10/01/05	2,315	2,315
Metlife Global Funding
1.800%, 10/14/05	1,389	1,389
1.880%, 10/28/05	972	972
Morgan Stanley 1.850%, 12/26/08	1,158	1,158
Natexis Banq NY 1.920%, 07/12/05	1,273	1,273
Northlake CDO 1.895%, 03/07/05	694	694
Premium Asset Trust
1.848%, 12/22/04	868	868
1.760%, 05/13/05	1,620	1,620
1.740%, 06/01/05	3,449	3,449
1.770%, 10/14/05	926	926
REMAC 1.840%, 09/29/05	1,273	1,273

Small Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
RMAC 1.740%, 06/12/05	$1,335	$1,335
SMM Trust 2004 1.833%, 09/23/05	2,153	2,153
Societe Generale NYC 1.960%, 12/08/04	2,315	2,315
Svenska Handl 1.170%, 10/21/04	1,157	1,157
Total Corporate Obligations		36,406
Other Short-Term Investments – 2.8%
ARLO III Ltd 2.000%, 09/28/05	3,472	3,472
Commonwealth Life 2.115%, 12/31/04 (e)	1,169	1,169
General Electric Capital Assurance 1.980%, 01/19/05	463	463
HBOS Treasury Services 1.640%, 11/01/05	1,273	1,273
Security Life of Denver 1.900%, 12/30/04	3,009	3,009
Total Other Short-Term Investments		9,386
Repurchase Agreements – 13.6%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $2,314,992 (collateralized by various securities: Total market value $2,362,449)	2,315	2,315
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $697,796 (collateralized by various securities: Total market value $708,595)	694	694
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $4,629,972 (collateralized by corporate securities: Total market value $4,902,651)	4,630	4,630
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,157,492 (collateralized by various securities: Total market value $1,183,201)	1,157	1,157
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,157,492 (collateralized by various securities: Total market value $1,180,595)	1,157	1,157
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $6,944,959 (collateralized by U.S. government securities: Total market value $7,083,565)	6,945	6,945
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,620,494 (collateralized by various securities: Total market value $1,670,521)	1,620	1,620
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $694,497 (collateralized by various securities: Total market value $715,954)	695	695
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $694,497 (collateralized by various securities: Total market value $715,954)	694	694

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Small Cap Growth Opportunities Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,736,243 (collateralized by corporate securities: Total market value $1,789,850)	$1,736	$1,736
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $2,895,638 (collateralized by corporate securities: Total market value $2,952,646)	2,894	2,894
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $1,737,430 (collateralized by various securities: Total market value $1,789,850)	1,736	1,736
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $1,168,631 (collateralized by corporate securities: Total market value $1,181,067)	1,157	1,157
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $4,629,986 (collateralized by collateralized mortgage obligations: Total market value $4,722,316)	4,630	4,630
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $6,944,951 (collateralized by U.S. government securities: Total market value $7,083,586)	6,945	6,945
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $4,629,970 (collateralized by collateralized mortgage obligations: Total market value $5,090,761)	4,630	4,630
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $2,314,985 (collateralized by corporate securities: Total market value $2,430,654)	2,315	2,315
Total Repurchase Agreements (Cost $45,950)		45,950
Total Investments Purchased with Proceeds from Securities Lending (Cost $135,594)		135,594
Total Investments – 140.7% (Cost $465,658)		477,221
Other Assets and Liabilities, Net – (40.7)%		(138,025)
Total Net Assets – 100.0%		$339,196

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $129,681,551 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Securities considered illiquid investments and are fair valued under guidelines established by the Board of Directors. As of September 30, 2004, the fair value of these investments was $122,540 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(e)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

Cl – Class

Small Cap Select Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 97.4%
Consumer Discretionary – 17.2%
American Eagle Outfitters (a)	258,930	$9,542
CBRL Group (a)	186,540	6,730
Collins & Aikman* (a)	962,610	4,024
Cooper Tire & Rubber (a)	421,820	8,508
Gray Television	630,150	7,499
Guitar Center* (a)	101,160	4,380
Kerzner International* (a)	229,940	10,110
Life Time Fitness*	194,100	4,981
Marvel Enterprises* (a)	1,099,180	16,004
Men's Wearhouse*	303,980	8,831
Michaels Stores	137,020	8,113
Panera Bread, Cl A* (a)	176,750	6,635
Petco Animal Supplies* (a)	66,750	2,180
Radio One* (a)	606,550	8,631
Ruby Tuesday (a)	473,040	13,184
Ryland Group (a)	61,220	5,673
Sports Authority* (a)	107,400	2,492
Standard Pacific	47,260	2,664
Station Casinos (a)	280,320	13,747
Too*	224,380	4,054
WCI Communities* (a)	270,750	6,308
		154,290
Energy – 6.2%
ENSCO International (a)	282,040	9,214
Newfield Exploration*	201,200	12,321
Rowan* (a)	175,560	4,635
Ultra Petroleum*	264,920	12,994
Varco International*	177,070	4,749
Western Gas Resources (a)	213,040	6,091
W-H Energy Services*	274,480	5,695
		55,699
Financials – 16.7%
Affiliated Managers Group* (a)	42,320	2,266
AmerUS Group (a)	329,470	13,508
Bank Mutual	967,130	11,606
City National (a)	237,147	15,403
CoBiz (a)	143,430	2,371
Cullen/Frost Bankers	295,420	13,728
East West Bancorp	55,110	1,851
First Financial Bankshares	56,220	2,258
First Niagara Financial Group (a)	809,290	10,828
Glacier Bancorp (a)	336,690	9,818
Investors Financial Services (a)	288,870	13,037
Jefferies Group (a)	185,528	6,395
KNBT Bancorp	316,430	5,329
Navigators Group*	185,880	5,435
New Alliance Bancshares (a)	369,297	5,299
Providian Financial* (a)	662,050	10,288
Radian Group	150,595	6,962
TrustCo Bank Corporation of New York	448,050	5,744
Trustmark	148,320	4,610
Winston Hotels	228,010	2,440
		149,176
Health Care – 13.1%
Abgenix* (a)	522,942	5,156
Able Laboratories*	436,150	8,357

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Select Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
AMERIGROUP*	177,160	$9,965
Biosite* (a)	111,170	5,443
Covance* (a)	338,990	13,549
Encysive Pharmaceuticals* (a)	418,100	3,775
Eyetech Pharmaceuticals* (a)	106,960	3,636
Given Imaging* (a)	114,660	4,409
Human Genome Sciences*	475,770	5,191
INAMED*	61,680	2,940
Inveresk Research Group*	125,000	4,611
Medicis, Cl A (a)	152,760	5,964
Nektar Therapeutics*	281,530	4,076
NPS Pharmaceuticals* (a)	216,120	4,707
Ocular Sciences* (a)	98,470	4,724
Onyx Pharmaceuticals* (a)	88,400	3,802
PerkinElmer	131,800	2,270
Protein Design Labs* (a)	343,240	6,721
Respironics*	105,189	5,621
SonoSite*	88,010	2,293
Techne* (a)	106,890	4,081
Triad Hospitals* (a)	140,355	4,834
Urologix*	229,990	1,453
		117,578
Industrials – 17.9%
Actuant, Cl A* (a)	172,140	7,094
AirTran Holdings*	804,430	8,012
Albany International, Cl A	234,610	6,994
Allied Waste Industries* (a)	266,280	2,357
Applied Signal Technology	325,330	10,407
Chicago Bridge & Iron	484,880	14,541
EGL* (a)	218,740	6,619
Genlyte Group*	152,430	9,815
Heartland Express (a)	346,110	6,386
Hughes Supply (a)	258,220	7,765
Kennametal	274,920	12,413
Mercury Computer Systems* (a)	342,830	9,229
MTC Technologies*	484,090	13,375
Power-One* (a)	629,300	4,078
Republic Services	333,800	9,934
Roper Industries (a)	172,630	9,919
Ryder System (a)	188,350	8,860
Thomas Industries	136,210	4,277
United Defense Industries*	211,260	8,448
		160,523
Information Technology – 21.2%
Actel*	267,610	4,068
ADC Telecommunications* (a)	3,540,770	6,409
Aeroflex*	328,794	3,475
Avocent*	244,780	6,372
BearingPoint*	1,285,980	11,497
Benchmark Electronics* (a)	355,120	10,583
Cabot Microelectronics* (a)	132,440	4,801
Carreker*	472,640	3,597
Digitas* (a)	533,540	4,124
eFunds*	188,010	3,495
Entegris* (a)	443,200	3,696
Equinix* (a)	92,348	2,841
FactSet Research Systems (a)	370,110	17,839
Hyperion Solutions* (a)	333,580	11,338

Small Cap Select Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Integrated Device Technology* (a)	478,200	$4,557
Intersil, Cl A (a)	256,770	4,090
Leadis Technology	46,350	523
Logitech International* (a)	398,280	19,253
Macrovision* (a)	534,090	12,861
MTS Systems	218,160	4,636
QLogic* (a)	266,660	7,896
SAFENET* (a)	510,560	13,469
Stellent*	869,280	6,702
TIBCO Software* (a)	2,310,850	19,665
ValueClick*	249,540	2,356
		190,143
Materials – 4.6%
Anchor Glass Container	395,060	3,243
Georgia Gulf	405,830	18,096
Hercules* (a)	327,050	4,660
Olin	386,280	7,726
Oregon Steel Mills*	214,060	3,560
Steel Dynamics (a)	102,100	3,943
		41,228
Telecommunication Services – 0.5%
General Communications*	494,450	4,475
Total Common Stocks (Cost $741,092)		873,112
Affiliated Money Market Fund – 2.7%
First American Prime Obligations Fund, Cl Z (b)	24,093,526	24,094
Total Affiliated Money Market Fund (Cost $24,094)		24,094
Investments Purchased with Proceeds from Securities Lending – 38.3%
Commercial Paper – 12.4%
Bluegrass
1.881%, 05/18/05	$1,443	1,443
1.891%, 08/18/05	1,146	1,146
Concord Minutemen Capital
1.650%, 10/01/04	2,369	2,369
1.680%, 10/05/04	5,263	5,263
1.720%, 10/06/04	3,889	3,889
1.740%, 10/14/04	2,602	2,602
Descartes Funding Trust 1.760%, 11/15/04	2,924	2,924
Ford Credit Floor Plan
1.622%, 10/05/04	5,847	5,847
1.526%, 10/06/04	4,094	4,094
1.655%, 10/22/04	1,285	1,285
Goldman Sachs 1.975%, 01/18/05	2,924	2,924
Independence 1.830%, 04/15/05	3,614	3,614
Jupiter Securities Corp 1.793%, 10/21/04	11,115	11,115
Lakeside Funding 1.790%, 10/08/04	6,199	6,199
Landesbank Baden 1.480%, 11/12/04	1,167	1,167
Leaf's LLC 1.821%, 04/20/05	3,217	3,217
Liquid Funding
1.743%, 10/13/04	4,091	4,091
1.830%, 05/25/05	2,924	2,924

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Small Cap Select Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
MBNA Credit
1.683%, 10/12/04	$2,842	$2,842
1.764%, 10/26/04	1,577	1,577
Main Street Warehouse
1.742%, 10/04/04	3,859	3,859
1.683%, 10/04/04	4,766	4,766
1.742%, 10/08/04	2,923	2,923
1.742%, 10/08/04	2,924	2,924
Mortgage Interest Network
1.752%, 10/12/04	1,929	1,929
1.763%, 10/14/04	2,046	2,046
Netexis Banques 1.700%, 12/16/04	2,912	2,912
Orchard Park
1.796%, 04/06/05	2,924	2,924
1.766%, 07/06/05	6,035	6,035
Park Granada LLC
1.622%, 10/01/04	5,146	5,146
1.743%, 10/13/04	3,331	3,331
Sigma Finance 1.512%, 11/29/04	1,458	1,458
Total Commercial Paper		110,785
Corporate Obligations – 10.3%
Allstate Life Global
1.780%, 10/14/05	5,848	5,848
1.750%, 10/14/05	1,462	1,462
Bayer Landbank NY 1.830%, 06/24/05	5,555	5,555
Blue Heron Funding 1.850%, 05/18/05	1,638	1,638
Castle Hill III 1.910%, 09/15/15	1,755	1,755
Depfa Bank PLC 1.860%, 06/15/05	2,923	2,923
Duke Funding VI 1.320%, 04/08/05	3,538	3,538
General Electric Capital Corporation 1.838%, 10/07/05	2,927	2,927
Jackson National Life 1.760%, 04/15/05	2,924	2,924
Jefferson Pilot 1.788%, 08/17/05	2,924	2,924
Liquid Funding 1.840%, 06/28/05	2,631	2,631
Merrill Lynch 1.696%, 10/01/05	5,848	5,848
Metlife Global Funding
1.800%, 10/14/05	3,509	3,509
1.880%, 10/28/05	2,457	2,457
Morgan Stanley 1.850%, 12/26/08	2,924	2,924
Natexis Banq NY 1.920%, 07/12/05	3,217	3,217
Northlake CDO 1.895%, 03/07/05	1,755	1,755
Premium Asset Trust
1.848%, 12/22/04	2,193	2,193
1.760%, 05/13/05	4,093	4,093
1.740%, 06/01/05	8,714	8,714
1.770%, 10/14/05	2,339	2,339
REMAC 1.840%, 09/29/05	3,217	3,217
RMAC 1.740%, 06/12/05	3,374	3,374

Small Cap Select Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
SMM Trust 2004 1.833%, 09/23/05	$5,439	$5,439
Societe Generale NYC 1.960%, 12/08/04	5,848	5,848
Svenska Handl 1.170%, 10/21/04	2,924	2,924
Total Corporate Obligations		91,976
Other Short-Term Investments – 2.6%
ARLO III Ltd 2.000%, 09/28/05	8,772	8,772
Commonwealth Life 2.115%, 12/31/04 (c)	2,953	2,953
General Electric Capital Assurance 1.980%, 01/19/05	1,169	1,169
HBOS Treasury Services 1.640%, 11/01/05	3,215	3,215
Security Life of Denver 1.900%, 12/30/04	7,603	7,603
Total Other Short-Term Investments		23,712
Repurchase Agreements – 13.0%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $5,848,519 (collateralized by various securities: Total market value $5,968,411)	5,848	5,848
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $1,762,889 (collateralized by various securities: Total market value $1,790,171)	1,755	1,755
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $11,697,005 (collateralized by corporate securities: Total market value $12,385,891)	11,696	11,696
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $2,924,249 (collateralized by various securities: Total market value $2,989,201)	2,924	2,924
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $2,924,249 (collateralized by various securities: Total market value $2,982,615)	2,924	2,924
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $17,545,509 (collateralized by U.S. government securities: Total market value $17,895,679)	17,545	17,545
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $4,093,961 (collateralized by various securities: Total market value $4,220,347)	4,094	4,094
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,754,555 (collateralized by various securities: Total market value $1,808,763)	1,755	1,755
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,754,555 (collateralized by various securities: Total market value $1,808,762)	1,754	1,754

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Select Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $4,386,386 (collateralized by corporate securities: Total market value $4,521,817)	$4,386	$4,386
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $7,315,441 (collateralized by corporate securities: Total market value $7,459,466)	7,310	7,310
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $4,389,385 (collateralized by various securities: Total market value $4,521,818)	4,386	4,386
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $2,952,391 (collateralized by corporate securities: Total market value $2,983,808)	2,924	2,924
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $11,697,040 (collateralized by collateralized mortgage obligations: Total market value $11,930,300)	11,696	11,696
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $17,545,490 (collateralized by U.S. government securities: Total market value $17,895,732)	17,545	17,545
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $11,697,001 (collateralized by collateralized mortgage obligations: Total market value $12,861,126)	11,696	11,696
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $5,848,499 (collateralized by corporate securities: Total market value $6,140,722)	5,848	5,848
Total Repurchase Agreements (Cost $116,086)		116,086
Total Investments Purchased with Proceeds from Securities Lending (Cost $342,559)		342,559
Total Investments – 138.4% (Cost $1,107,745)		1,239,765
Other Assets and Liabilities, Net – (38.4)%		(344,099)
Total Net Assets – 100.0%		$895,666

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $329,812,202 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  Investment in affiliated security. This money market is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(c)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

Cl – Class

Small Cap Value Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.6%
Consumer Discretionary – 12.2%
ADVO	90,875	$2,812
American Axle & Manufacturing (a)	88,830	2,599
Ashworth*	172,480	1,414
Aztar*	87,830	2,328
Fairmont Hotels & Resorts (a)	95,920	2,621
La Quinta*	427,830	3,337
Lin TV, Cl A* (a)	127,780	2,489
Linens 'N Things* (a)	136,050	3,152
LodgeNet Entertainment*	235,746	3,112
Men's Wearhouse*	209,210	6,078
ProQuest* (a)	119,620	3,074
R.H. Donnelley*	67,270	3,320
Regis	84,030	3,380
Ruby Tuesday (a)	155,570	4,336
Stanley Furniture	52,059	2,291
Steiner Leisure*	242,530	5,360
		51,703
Consumer Staples – 1.3%
Dean Foods* (a)	57,300	1,720
Elizabeth Arden*	173,480	3,653
		5,373
Energy – 8.1%
Brigham Exploration*	392,590	3,690
Forest Oil* (a)	100,620	3,031
Global Industries*	521,110	3,220
Hornbeck Offshore Services* (a)	158,850	2,621
Houston Exploration* (a)	69,580	4,130
Newfield Exploration*	87,560	5,362
Range Resources (a)	208,580	3,648
Spinnaker Exploration* (a)	65,250	2,286
TODCO*	160,470	2,784
Tsakos Energy Navigation	108,720	3,822
		34,594
Financials – 30.6% (b)
American Capital Strategies	199,530	6,253
Astoria Financial	158,650	5,630
Capitol Bancorp	166,860	4,896
CBL & Associates Properties (REIT) (a)	82,610	5,035
City National (a)	99,100	6,437
Corporate Office Properties Trust (REIT)	182,150	4,667
Donegal Group, Cl A	116,600	2,239
Equity One (REIT)	127,530	2,502
Federal Agricultural Mortgage, Cl C*	166,140	3,687
First Midwest Bancorp	73,110	2,527
First Potomac Realty Trust (REIT)*	112,880	2,332
First Republic Bank – California (a)	147,990	6,808
Glenborough Realty Trust (REIT)	122,680	2,548
Greater Bay Bancorp (a)	161,370	4,639
IBERIABANK	57,250	3,304
Lexington Corporate Properties Trust (REIT)	226,336	4,914
Newcastle Investment (REIT)	102,830	3,157
Philadelphia Consolidated Holding* (a)	59,260	3,266
Phoenix Companies (a)	248,610	2,591
Platinum Underwriter Holdings	180,190	5,276
Protective Life	124,710	4,902
Radian Group	152,198	7,036
Redwood Trust (REIT) (a)	90,160	5,628

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Small Cap Value Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
RLI	122,950	$4,617
Sky Financial Group	252,910	6,323
Sterling Bancshares (a)	376,210	5,060
Texas Capital Bancshares*	129,420	2,349
Umpqua Holdings (a)	232,710	5,250
USI Holdings*	191,980	2,621
Windrose Medical Properties Trust (REIT)	290,120	3,769
		130,263
Health Care – 6.7%
Abgenix* (a)	77,530	764
CNS	218,020	2,398
Cooper (a)	106,560	7,305
Cytyc* (a)	192,670	4,653
Pediatrix Medical Group*	45,030	2,470
Province Healthcare* (a)	108,530	2,270
Renal Care* (a)	99,915	3,220
Serologicals* (a)	235,850	5,502
		28,582
Industrials – 19.2%
Alliant Techsystems* (a)	92,075	5,571
American Woodmark	97,700	3,617
Artesyn Technologies*	643,980	6,427
Barnes Group (a)	107,610	2,956
C&D Technologies	111,150	2,114
Dollar Thrifty Automotive* (a)	112,350	2,733
ESCO Technologies*	82,560	5,594
ExpressJet Holdings* (a)	224,030	2,243
Genlyte Group*	46,820	3,015
Landstar* (a)	84,610	4,965
Mercury Computer Systems* (a)	117,050	3,151
Moog, Cl A*	156,660	5,687
NCO Group* (a)	255,330	6,881
Northwest Airlines* (a)	246,950	2,027
Oshkosh Truck	38,060	2,172
Pacer International*	130,350	2,138
Pentair (a)	145,980	5,096
Simpson Manufacturing (a)	54,500	3,444
Teletech Holdings* (a)	319,490	3,016
Terex* (a)	68,340	2,966
Toro (a)	50,880	3,475
York International (a)	79,800	2,521
		81,809
Information Technology – 6.9%
Actel*	220,580	3,353
Andrew* (a)	194,583	2,382
CommScope* (a)	92,740	2,003
Electronics for Imaging* (a)	124,830	2,027
Entegris*	127,520	1,064
Gateway* (a)	456,060	2,258
MKS Instruments* (a)	82,400	1,262
Open Text* (a)	118,220	2,040
SERENA Software* (a)	166,090	2,779
Skyworks Solutions*	124,520	1,183
Synnex*	162,580	2,878
THQ* (a)	116,550	2,268
Vastera*	496,870	879
Xyratex	233,060	2,715
		29,091

Small Cap Value Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Materials – 8.2%
Crown Holdings* (a)	463,610	$4,780
FMC* (a)	86,760	4,214
Georgia Gulf	191,980	8,560
Gibraltar Steel	92,120	3,331
GrafTech International* (a)	330,080	4,605
Headwaters* (a)	73,280	2,261
Louisiana Pacific (a)	144,410	3,747
Metals USA	99,560	1,766
Quanex	32,620	1,673
		34,937
Telecommunication Services – 0.7%
General Communication*	331,540	3,000
Utilities – 4.7%
AGL Resources	67,250	2,069
Black Hills (a)	108,430	3,012
CLECO (a)	79,250	1,366
CMS Energy* (a)	272,780	2,597
New Jersey Resources	61,120	2,530
NSTAR	73,090	3,589
PNM Resources (a)	122,745	2,763
Westar Energy	107,360	2,169
		20,095
Total Common Stocks (Cost $311,015)		419,447
Affiliated Money Market Fund – 2.5%
First American Prime Obligations Fund, Cl Z (c)	10,902,629	10,903
Total Affiliated Money Market Fund (Cost $10,903)		10,903
Investments Purchased with Proceeds from Securities Lending - 32.8%
Commercial Paper – 10.6%
Bluegrass
1.881%, 05/18/05	$587	587
1.891%, 08/18/05	466	466
Concord Minutemen Capital
1.650%, 10/01/04	964	964
1.680%, 10/05/04	2,141	2,141
1.720%, 10/06/04	1,582	1,582
1.740%, 10/14/04	1,059	1,059
Descartes Funding Trust 1.760%, 11/15/04	1,190	1,190
Ford Credit Floor Plan
1.622%, 10/05/04	2,379	2,379
1.526%, 10/06/04	1,666	1,666
1.655%, 10/22/04	523	523
Goldman Sachs 1.975%, 01/18/05	1,190	1,190
Independence 1.830%, 04/15/05	1,471	1,471
Jupiter Securities Corp 1.793%, 10/21/04	4,522	4,522
Lakeside Funding 1.790%, 10/08/04	2,522	2,522
Landesbank Baden 1.480%, 11/12/04	475	475
Leaf's LLC 1.821%, 04/20/05	1,309	1,309

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Small Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Liquid Funding 1.743%, 10/13/04	$1,665	$1,665
1.830%, 05/25/05	1,190	1,190
MBNA Credit
1.683%, 10/12/04	1,156	1,156
1.764%, 10/26/04	642	642
Main Street Warehouse
1.742%, 10/04/04	1,570	1,570
1.683%, 10/04/04	1,939	1,939
1.742%, 10/08/04	1,189	1,189
1.742%, 10/08/04	1,190	1,190
Mortgage Interest Network
1.752%, 10/12/04	785	785
1.763%, 10/14/04	832	832
Netexis Banques 1.700%, 12/16/04	1,185	1,185
Orchard Park
1.796%, 04/06/05	1,190	1,190
1.766%, 07/06/05	2,455	2,455
Park Granada LLC
1.622%, 10/01/04	2,094	2,094
1.743%, 10/13/04	1,355	1,355
Sigma Finance 1.512%, 11/29/04	593	593
Total Commercial Paper		45,076
Corporate Obligations – 8.8%
Allstate Life Global
1.780%, 10/14/05	2,379	2,379
1.750%, 10/14/05	595	595
Bayer Landbank NY 1.830%, 06/24/05	2,260	2,260
Blue Heron Funding 1.850%, 05/18/05	666	666
Castle Hill III 1.910%, 09/15/15	714	714
Depfa Bank PLC 1.860%, 06/15/05	1,189	1,189
Duke Funding VI 1.320%, 04/08/05	1,439	1,439
General Electric Capital Corporation 1.838%, 10/07/05	1,191	1,191
Jackson National Life 1.760%, 04/15/05	1,190	1,190
Jefferson Pilot 1.788%, 08/17/05	1,190	1,190
Liquid Funding 1.840%, 06/28/05	1,070	1,070
Merrill Lynch 1.696%, 10/01/05	2,380	2,380
Metlife Global Funding
1.800%, 10/14/05	1,428	1,428
1.880%, 10/28/05	1,000	1,000
Morgan Stanley 1.850%, 12/26/08	1,190	1,190
Natexis Banq NY 1.920%, 07/12/05	1,309	1,309
Northlake CDO 1.895%, 03/07/05	714	714
Premium Asset Trust
1.848%, 12/22/04	892	892
1.760%, 05/13/05	1,665	1,665
1.740%, 06/01/05	3,545	3,545
1.770%, 10/14/05	952	952

Small Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
REMAC 1.840%, 09/29/05	$1,309	$1,309
RMAC 1.740%, 06/12/05	1,373	1,373
SMM Trust 2004 1.833%, 09/23/05	2,213	2,213
Societe Generale NYC 1.960%, 12/08/04	2,379	2,379
Svenska Handl 1.170%, 10/21/04	1,190	1,190
Total Corporate Obligations		37,422
Other Short-Term Investments – 2.3%
ARLO III Ltd 2.000%, 09/28/05	3,569	3,569
Commonwealth Life 2.115%, 12/31/04 (d)	1,202	1,202
General Electric Capital Assurance 1.980%, 01/19/05	476	476
HBOS Treasury Services 1.640%, 11/01/05	1,308	1,308
Security Life of Denver 1.900%, 12/30/04	3,093	3,093
Total Other Short-Term Investments		9,648
Repurchase Agreements – 11.1%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $2,379,625 (collateralized by various securities: Total market value $2,428,406)	2,379	2,379
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $717,278 (collateralized by various securities: Total market value $728,379)	714	714
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $4,759,236 (collateralized by corporate securities: Total market value $5,039,529)	4,759	4,759
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,189,808 (collateralized by various securities: Total market value $1,216,236)	1,190	1,190
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,189,808 (collateralized by various securities: Total market value $1,213,556)	1,190	1,190
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $7,138,856 (collateralized by U.S. government securities: Total market value $7,281,332)	7,139	7,139
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,665,737 (collateralized by various securities: Total market value $1,717,160)	1,665	1,665
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $713,887 (collateralized by various securities: Total market value $735,943)	714	714

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Small Cap Value Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $713,887 (collateralized by various securities: Total market value $735,943)	$714	$714
Goldman Sachs
2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,784,718 (collateralized by corporate securities: Total market value $1,839,821)	1,785	1,785
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $2,976,481 (collateralized by corporate securities: Total market value $3,035,082)	2,974	2,974
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $1,785,938 (collateralized by various securities: Total market value $1,839,822)	1,785	1,785
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $1,201,259 (collateralized by corporate securities: Total market value $1,214,042)	1,190	1,190
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $4,759,251 (collateralized by collateralized mortgage obligations: Total market value $4,854,159)	4,759	4,759
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $7,138,848 (collateralized by U.S. government securities: Total market value $7,281,354)	7,138	7,138
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $4,759,235 (collateralized by collateralized mortgage obligations: Total market value $5,232,890)	4,759	4,759
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $2,379,617 (collateralized by corporate securities: Total market value $2,498,516)	2,379	2,379
Total Repurchase Agreements (Cost $47,233)		47,233
Total Investments Purchased with Proceeds from Securities Lending (Cost $139,379)		139,379
Total Investments – 133.9% (Cost $461,297)		569,729
Other Assets and Liabilities, Net – (33.9)%		(144,252)
Total Net Assets – 100.0%		$425,477

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $134,967,297 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

Cl – Class

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Assets and Liabilities September 30, 2004, in thousands, except for per share data

	Small Cap Growth Opportunities Fund	Small Cap Select Fund	Small Cap Value Fund
ASSETS:
Investments in unaffiliated securities, at value*†	$411,155	$1,099,585	$511,593
Investments in affiliated money market fund, at value**	20,116	24,094	10,903
Repurchase agreements, at value***	45,950	116,086	47,233
Cash****	777	61	1,184
Receivable for dividends and interest	11	340	638
Receivable for investment securities sold	5,913	6,238	327
Receivable for capital shares sold	1,776	558	156
Prepaid expenses and other assets	29	34	36
Total assets	485,727	1,246,996	572,070
LIABILITIES:
Payable for capital shares redeemed	951	3,774	5,968
Payable upon return of securities loaned	135,613	342,606	139,398
Payable for investment securities purchased	9,509	4,184	862
Payable for advisory, co-administration, and custodian fees	424	717	341
Payable for distribution and shareholder servicing fees	32	42	21
Accrued expenses and other liabilities	2	7	3
Total liabilities	146,531	351,330	146,593
Net assets	$339,196	$895,666	$425,477
COMPOSITION OF NET ASSETS:
Portfolio capital	$292,640	$675,233	$256,299
Undistributed (distributions in excess of) net investment income	(2)	(1)	485
Accumulated net realized gain on investments	34,995	88,414	60,261
Net unrealized appreciation of investments	11,563	132,020	108,432
Net assets	$339,196	$895,666	$425,477
* Investments in unaffiliated securities, at cost	$399,592	$967,565	$403,161
** Investments in affiliated money market fund, at cost	$20,116	$24,094	$10,903
*** Investments in repurchase agreements, at cost	$45,950	$116,086	$47,233
**** Includes cash related to securities loaned	$19	$47	$19
† Including securities loaned, at value	$129,682	$329,812	$134,967
Class A:
Net assets	$101,031	$97,775	$43,192
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	4,647	6,128	2,565
Net asset value and redemption price per share	$21.74	$15.95	$16.84
Maximum offering price per share (1)	$23.01	$16.88	$17.82
Class B:
Net assets	$9,063	$13,050	$9,901
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	438	897	622
Net asset value, offering price, and redemption price per share (2)	$20.69	$14.56	$15.92
Class C:
Net assets	$4,669	$13,841	$4,609
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	219	887	287
Net asset value, offering price and redemption price per share (2)	$21.28	$15.60	$16.10
Class R:
Net assets	$1	$19	$1
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	1	-
Net asset value, offering price, and redemption price per share	$21.74	$15.91	$16.83
Class Y:
Net assets	$224,432	$770,981	$367,774
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	9,951	46,601	21,571
Net asset value, offering price, and redemption price per share	$22.55	$16.54	$17.05

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

	Small Cap Growth Opportunities Fund	Small Cap Select Fund	Small Cap Value Fund
INVESTMENT INCOME:
Dividends from affiliated money market fund	$183	$290	$72
Dividends from unaffiliated securities	563	3,986	6,777
Less: Foreign taxes withheld	-	(19)	(1)
Securities lending	176	411	108
Other income	1,264	181	2
Total investment income	2,186	4,849	6,958
EXPENSES:
Investment advisory fees	6,773	7,654	3,306
Co-administration fees and expenses (including transfer agency fees)	1,299	2,898	1,262
Custodian fees	48	109	47
Directors' fees	11	27	11
Registration fees	55	29	21
Professional fees	22	50	22
Printing	18	39	17
Other	21	48	22
Distribution and shareholder servicing fees – Class A	286	237	109
Distribution and shareholder servicing fees – Class B	95	134	116
Distribution and shareholder servicing fees – Class C	37	135	49
Distribution and shareholder servicing fees – Class R	6	21	3
Total expenses	8,671	11,381	4,985
Less: Fee waivers	(122)	(359)	(83)
Total net expenses	8,549	11,022	4,902
Investment income (loss) – net	(6,363)	(6,173)	2,056
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS – NET:
Net realized gain on investments	89,817	231,411	92,122
Net change in unrealized appreciation or depreciation of investments	(68,591)	(19,782)	7,329
Net gain on investments	21,226	211,629	99,451
Net increase in net assets resulting from operations	$14,863	$205,456	$101,507

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

(This page has been left blank intentionally.)

Statements of Changes in Net Assets in thousands

	Small Cap Growth Opportunities Fund		Small Cap Select Fund		Small Cap Value Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
OPERATIONS:
Investment income (loss) – net	$(6,363)	$(4,607)	$(6,173)	$(4,341)	$2,056	$958
Net realized gain on investments	89,817	10,572	231,411	67,050	92,122	10,221
Net change in unrealized appreciation or depreciation of investments	(68,591)	139,419	(19,782)	220,321	7,329	94,923
Net increase in net assets resulting from operations	14,863	145,384	205,456	283,030	101,507	106,102
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	-	-	-	-	(92)	(8)
Class R	-		-	-	-	(3)
Class Y	-	-	-	-	(1,696)	(615)
Net realized gain on investments:
Class A	(611)	-	(5,360)	-	(1,428)	-
Class B	(47)	-	(900)	-	(487)	-
Class C	(12)	-	(821)	-	(183)	-
Class R	(23)	-	(862)	-	(54)	-
Class Y	(2,392)	-	(70,619)	-	(16,522)	-
Total distributions	(3,085)	-	(78,562)	-	(20,465)	(623)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	79,928	55,667	47,056	16,194	19,021	6,374
Reinvestment of distributions	577	-	5,191	-	1,486	8
Payments for redemptions	(57,140)	(44,245)	(35,163)	(15,339)	(16,067)	(8,061)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	20,525	-	-
Increase (decrease) in net assets from Class A transactions	23,365	11,422	17,084	21,380	4,440	(1,679)
Class B:
Proceeds from sales	6,009	1,532	2,158	1,801	1,193	917
Reinvestment of distributions	45	-	873	-	481	-
Payments for redemptions	(2,734)	(959)	(2,565)	(1,370)	(6,346)	(3,127)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	3,570	-	-
Increase (decrease) in net assets from Class B transactions	3,320	573	466	4,001	(4,672)	(2,210)
Class C:
Proceeds from sales	4,614	1,218	3,975	3,292	1,179	839
Reinvestment of distributions	11	-	817	-	183	-
Payments for redemptions	(1,012)	(195)	(3,114)	(1,945)	(1,855)	(2,299)
Shares issued in connection with the acquisition of Fund net assets	-	-	-	3,933	-	-
Increase (decrease) in net assets from Class C transactions	3,613	1,023	1,678	5,280	(493)	(1,460)
Class R:
Proceeds from sales	976	1,143	3,323	5,478	1,145	776
Reinvestment of distributions	23	-	808	-	52	-
Payments for redemptions	(5,357)	(797)	(17,289)	(4,898)	(2,727)	(127)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	494	-	-
Increase (decrease) in net assets from Class R transactions	(4,358)	346	(13,158)	1,074	(1,530)	649
Class Y:
Proceeds from sales	101,703	126,507	132,590	240,050	59,568	61,916
Reinvestment of distributions	1,934	-	57,505	-	15,745	486
Payments for redemptions	(278,211)	(68,542)	(559,280)	(186,907)	(208,150)	(96,256)
Shares isued in connection with the acquisition of Fund net assets	-	-	-	182,343	-	-
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	129,674	-	-
Increase (decrease) in net assets from Class Y transactions	(174,574)	57,965	(369,185)	365,160	(132,837)	(33,854)
Increase (decrease) in net assets from capital share transactions	(148,634)	71,329	(363,115)	396,895	(135,092)	(38,554)
Total increase (decrease) in net assets	(136,856)	216,713	(236,221)	679,925	(54,050)	66,925
Net assets at beginning of period	476,052	259,339	1,131,887	451,962	479,527	412,602
Net assets at end of period	$339,196	$476,052	$895,666	$1,131,887	$425,477	$479,527
Undistributed (distributions in excess of) net investment income at end of period	$(2)	$(3)	$(1)	$(2)	$485	$144

  (1)  See note 4 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Loss	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Realized Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return (9)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Loss to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Growth Opportunities Fund (1)
Class A
2004	(2)	$21.95	$(0.35)	$0.27	$(0.13)	$-	$21.74	(0.39)%	$101,031	1.93%	(1.42)%	1.96%	(1.45)%	178%
2003	(2)	13.86	(0.28)	8.37	-	-	21.95	58.37	81,999	1.93	(1.63)	1.97	(1.67)	137
2002		16.89	(0.26)	(2.74)	-	(0.03)	13.86	(17.84)	44,834	1.93	(1.53)	1.97	(1.57)	123
2001	(2) (3)	31.26	(0.17)	(5.20)	(9.00)	-	16.89	(21.51)	45,233	1.93	(0.91)	1.99	(0.97)	125
2000	(2) (4)	21.80	(0.40)	15.99	(6.13)	-	31.26	87.43	43,031	1.96	(1.31)	1.96	(1.31)	179
1999	(4)	12.38	(0.26)	9.71	(0.03)	-	21.80	76.54	21,988	2.01	(1.43)	2.02	(1.44)	200
Class B
2004	(2)	$21.05	$(0.50)	$0.27	$(0.13)	$-	$20.69	(1.13)%	$9,063	2.68%	(2.16)%	2.71%	(2.19)%	178%
2003	(2)	13.39	(0.40)	8.06	-	-	21.05	57.21	6,441	2.68	(2.38)	2.72	(2.42)	137
2002		16.44	(0.39)	(2.63)	-	(0.03)	13.39	(18.45)	3,779	2.68	(2.28)	2.72	(2.32)	123
2001	(2) (3)	30.84	(0.31)	(5.09)	(9.00)	-	16.44	(22.07)	3,165	2.68	(1.68)	2.74	(1.74)	125
2000	(2) (4)	21.69	(0.61)	15.89	(6.13)	-	30.84	86.13	2,136	2.71	(2.06)	2.71	(2.06)	179
1999 (2) (4) (5)		13.74	(0.30)	8.25	-	-	21.69	57.86	140	2.78	(2.36)	2.78	(2.36)	200
Class C
2004	(2)	$21.65	$(0.49)	$0.25	$(0.13)	$-	$21.28	(1.14)%	$4,669	2.68%	(2.07)%	2.71%	(2.10)%	178%
2003	(2)	13.77	(0.43)	8.31	-	-	21.65	57.23	1,529	2.68	(2.38)	2.72	(2.42)	137
2002		16.90	(0.19)	(2.91)	-	(0.03)	13.77	(18.42)	260	2.68	(2.31)	2.72	(2.35)	123
2001	(2) (6)	16.34	-	0.56	-	-	16.90	3.43	1	1.63	(0.41)	1.76	(0.54)	125
Class R
2004	(2) (7)	$21.95	$(0.42)	$0.34	$(0.13)	$-	$21.74	(0.39)%	$1	1.93%	(1.67)%	1.96%	(1.70)%	178%
2003	(2)	13.86	(0.28)	8.37	-	-	21.95	58.37	3,694	1.93	(1.62)	1.97	(1.66)	137
2002		16.89	(0.26)	(2.74)	-	(0.03)	13.86	(17.84)	2,027	1.93	(1.53)	1.97	(1.57)	123
2001	(2) (8)	20.01	(0.19)	(2.93)	-	-	16.89	(15.59)	2,014	1.94	(1.06)	2.00	(1.12)	125
Class Y
2004	(2)	$22.70	$(0.32)	$0.30	$(0.13)	$-	$22.55	(0.11)%	$224,432	1.68%	(1.25)%	1.71%	(1.28)%	178%
2003	(2)	14.30	(0.25)	8.65	-	-	22.70	58.74	382,389	1.68	(1.38)	1.72	(1.42)	137
2002		17.38	(0.25)	(2.80)	-	(0.03)	14.30	(17.62)	208,439	1.68	(1.28)	1.72	(1.32)	123
2001	(2) (3)	31.83	(0.12)	(5.33)	(9.00)	-	17.38	(21.35)	266,115	1.68	(0.64)	1.74	(0.70)	125
2000	(4)	22.06	(0.31)	16.21	(6.13)	-	31.83	87.90	322,981	1.71	(1.06)	1.71	(1.06)	179
1999	(4)	12.49	(0.19)	9.79	(0.03)	-	22.06	77.06	150,898	1.76	(1.18)	1.77	(1.19)	200

  (1)  The financial highlights for the Small Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Micro Cap Fund.
The assets of the Firstar Fund were acquired by the First American Small Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition,
(i) Class A shares of the Firstar Micro Cap Fund were exchanged for Class A shares of the First American Small Cap Growth Opportunities Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the
First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000, to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal period ended October 31.

  (5)  Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (8)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Select Fund (1)
Class A (2)
2004		$14.52	$(0.12)	$2.60	$-	$(1.05)	$15.95	17.64%	$97,775	1.21%	(0.76)%	1.24%	(0.79)%	116%
2003		10.68	(0.09)	3.93	-	-	14.52	35.96	73,445	1.21	(0.73)	1.25	(0.77)	145
2002		11.97	(0.10)	(0.30)	-	(0.89)	10.68	(4.56)	33,586	1.21	(0.81)	1.25	(0.85)	171
2001	(3)	17.60	(0.03)	(1.89)	-	(3.71)	11.97	(12.63)	17,351	1.19	(0.24)	1.22	(0.27)	204
2000	(4)	13.84	(0.10)	4.13	(0.01)	(0.26)	17.60	29.65	9,538	1.28	(0.01)	1.39	(0.12)	91
1999	(5)	11.86	(0.07)	2.10	-	(0.05)	13.84	17.21	8,885	1.26	(0.57)	1.36	(0.67)	72
Class B (2)
2004		$13.42	$(0.22)	$2.41	$-	$(1.05)	$14.56	16.88%	$13,050	1.96%	(1.51)%	1.99%	(1.54)%	116%
2003		9.95	(0.17)	3.64	-	-	13.42	34.88	11,541	1.96	(1.48)	2.00	(1.52)	145
2002		11.28	(0.19)	(0.25)	-	(0.89)	9.95	(5.23)	4,613	1.96	(1.56)	2.00	(1.60)	171
2001	(3)	16.90	(0.12)	(1.79)	-	(3.71)	11.28	(13.21)	1,979	1.93	(0.99)	1.97	(1.03)	204
2000	(4)	13.38	(0.13)	3.92	-	(0.27)	16.90	28.81	1,331	1.98	(0.71)	2.09	(0.82)	91
1999	(5)	11.53	(0.16)	2.06	-	(0.05)	13.38	16.57	1,094	1.96	(1.27)	2.06	(1.37)	72
Class C
2004		$14.32	$(0.24)	$2.57	$-	$(1.05)	$15.60	16.79%	$13,841	1.96%	(1.50)%	1.99%	(1.53)%	116%
2003		10.62	(0.18)	3.88	-	-	14.32	34.84	11,128	1.96	(1.47)	2.00	(1.51)	145
2002		11.97	(0.20)	(0.26)	-	(0.89)	10.62	(5.09)	3,096	1.96	(1.61)	2.02	(1.67)	171
2001	(6)	11.72	-	0.25	-	-	11.97	2.13	-	-	-	-	-	204
Class R (2)
2004	(7)	$14.49	$(0.13)	$2.60	$-	$(1.05)	$15.91	17.60%	$19	1.21%	(0.81)%	1.24%	(0.84)%	116%
2003		10.66	(0.09)	3.92	-	-	14.49	35.93	11,627	1.21	(0.75)	1.25	(0.79)	145
2002		11.94	(0.10)	(0.29)	-	(0.89)	10.66	(4.48)	7,640	1.21	(0.80)	1.25	(0.84)	171
2001	(3)	17.55	(0.01)	(1.89)	-	(3.71)	11.94	(12.52)	3,721	1.07	(0.05)	1.14	(0.12)	204
2000	(4)	13.80	(0.01)	4.03	(0.01)	(0.26)	17.55	29.67	4,442	1.28	(0.01)	1.39	(0.12)	91
1999	(5)	11.82	(0.07)	2.10	-	(0.05)	13.80	17.27	2,448	1.26	(0.59)	1.36	(0.69)	72
Class Y (2)
2004		$14.98	$(0.09)	$2.70	$-	$(1.05)	$16.54	17.98%	$770,981	0.96%	(0.52)%	0.99%	(0.55)%	116%
2003		11.00	(0.06)	4.04	-	-	14.98	36.18	1,024,146	0.96	(0.48)	1.00	(0.52)	145
2002		12.26	(0.07)	(0.30)	-	(0.89)	11.00	(4.19)	403,027	0.96	(0.55)	1.00	(0.59)	171
2001	(3)	17.92	-	(1.95)	-	(3.71)	12.26	(12.49)	291,706	0.93	0.01	0.96	(0.02)	204
2000	(4)	14.07	0.05	4.10	(0.03)	(0.27)	17.92	30.01	134,617	0.98	0.29	1.39	(0.12)	91
1999	(5)	12.02	(0.03)	2.13	-	(0.05)	14.07	17.57	111,643	0.96	(0.26)	1.36	(0.66)	72

  (1)  The financial highlights for the Small Cap Select Fund as set forth herein include the historical financial highlights of the Firstar Small Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Small Cap Select Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the
Firstar Fund were exchanged for Class A shares of the First American Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund,
(iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Institutional Class shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000, to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the period December 1, 1999, to October 31, 2000. Effective in 2000, the Fund's fiscal year end was changed from November 30 to October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

  (5)  For the fiscal year ended November 30.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (4)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Small Cap Value Fund
Class A
2004	(1)	$14.28	$0.03	$3.13	$(0.04)	$(0.56)	$16.84	22.70%	$43,192	1.23%	0.21%	1.25%	0.19%	34%
2003	(1)	11.26	-	3.02	-	-	14.28	26.86	32,416	1.23	0.02	1.25	-	49
2002	(1)	13.40	(0.02)	(0.13)	-	(1.99)	11.26	(2.19)	27,205	1.23	(0.12)	1.26	(0.15)	37
2001	(1)	17.09	0.02	(0.97)	(0.05)	(2.69)	13.40	(6.36)	34,292	1.15	0.11	1.15	0.11	53
2000		13.94	(0.01)	3.23	-	(0.07)	17.09	23.19	35,858	1.14	(0.13)	1.16	(0.15)	73
Class B
2004	(1)	$13.60	$(0.08)	$2.96	$-	$(0.56)	$15.92	21.76%	$9,901	1.98%	(0.51)%	2.00%	(0.53)%	34%
2003	(1)	10.80	(0.08)	2.88	-	-	13.60	25.93	12,560	1.98	(0.73)	2.00	(0.75)	49
2002	(1)	13.01	(0.11)	(0.11)	-	(1.99)	10.80	(2.91)	12,008	1.98	(0.87)	(2.01)	(0.90)	37
2001	(1)	16.76	(0.09)	(0.97)	-	(2.69)	13.01	(7.24)	12,392	1.90	(0.64)	1.90	(0.64)	53
2000		13.77	(0.09)	3.15	-	(0.07)	16.76	22.31	13,646	1.88	(0.89)	1.90	(0.91)	73
Class C
2004	(1)	$13.74	$(0.08)	$3.00	$-	$(0.56)	$16.10	21.83%	$4,609	1.98%	(0.52)%	2.00%	(0.54)%	34%
2003	(1)	10.91	(0.09)	2.92	-	-	13.74	25.94	4,354	1.98	(0.74)	2.00	(0.76)	49
2002	(1)	13.13	(0.11)	(0.12)	-	(1.99)	10.91	(2.96)	4,873	1.98	(0.87)	2.01	(0.90)	37
2001	(1)	16.88	(0.10)	(0.95)	(0.01)	(2.69)	13.13	(7.08)	4,547	1.90	(0.65)	1.90	(0.65)	53
2000		13.87	(0.06)	3.14	-	(0.07)	16.88	22.29	1,099	1.88	(0.84)	1.91	(0.87)	73
Class R (1)
2004	(2)	$14.27	$0.03	$3.12	$(0.03)	$(0.56)	$16.83	22.69%	$1	1.23%	0.22%	1.25%	0.20%	34%
2003		11.26	0.01	3.01	(0.01)	-	14.27	26.79	1,351	1.23	0.04	1.25	0.02	49
2002		13.40	(0.01)	(0.14)	-	(1.99)	11.26	(2.19)	424	1.24	(0.11)	1.27	(0.14)	37
2001	(3)	12.84	-	0.56	-	-	13.40	4.36	-	-	-	-	-	53
Class Y
2004	(1)	$14.44	$0.08	$3.16	$(0.07)	$(0.56)	$17.05	23.02%	$367,774	0.98%	0.50%	1.00%	0.48%	34%
2003	(1)	11.38	0.03	3.05	(0.02)	-	14.44	27.10	428,846	0.98	0.27	1.00	0.25	49
2002	(1)	13.48	0.02	(0.12)	(0.01)	(1.99)	11.38	(1.83)	368,092	0.98	0.13	1.01	0.10	37
2001	(1)	17.19	0.06	(1.00)	(0.08)	(2.69)	13.48	(6.25)	434,097	0.90	0.37	0.90	0.37	53
2000		13.98	0.02	3.26	-	(0.07)	17.19	23.56	431,906	0.89	0.11	0.91	0.09	73

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Mid Cap Growth Opportunities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 95.3%
Consumer Discretionary – 18.1%
Best Buy (a)	215,430	$11,685
Blockbuster, Cl A (a)	441,540	3,351
Blockbuster, Cl B* (b)	961,080	6,901
Brunswick	297,230	13,601
Cheesecake Factory* (a)	164,970	7,160
Chico's FAS* (a)	188,150	6,435
Dollar General (a)	382,010	7,697
EchoStar Communications, Cl A* (a)	325,280	10,123
Fortune Brands	57,760	4,279
Gaylord Entertainment* (a)	543,480	16,848
GTECH Holdings	464,480	11,761
Hilton Hotels	389,110	7,331
International Game Technology	460,950	16,571
Journal Communications	312,340	5,478
Marriott International, Cl A	442,590	22,997
Marvel Enterprises* (a)	2,031,895	29,584
Radio One* (a)	665,928	9,476
Staples (a)	484,670	14,453
Station Casinos (a)	481,430	23,609
Univision Communications, Cl A* (a)	347,590	10,987
Wendy's International	195,310	6,562
		246,889
Consumer Staples – 4.2%
Bunge Limited (a)	873,660	34,929
Clorox (a)	200,670	10,696
Hershey Foods (a)	238,340	11,133
		56,758
Energy – 8.1%
Apache	241,544	12,104
Baker Hughes (a)	236,360	10,334
BJ Services (a)	267,520	14,021
ENSCO International (a)	457,260	14,939
GlobalSantaFe	273,770	8,391
National-Oilwell* (a)	416,090	13,673
Newfield Exploration*	238,080	14,580
Patterson-UTI Energy (a)	174,439	3,327
Weatherford International* (a)	151,810	7,745
XTO Energy (a)	374,850	12,175
		111,289
Financials – 7.2%
Ameritrade Holding* (a)	1,548,110	18,593
Capital One Financial (a)	157,150	11,613
Everest Re Group	160,885	11,959
Investors Financial Services (a)	612,365	27,636
Platinum Underwriter Holdings (a)	230,780	6,757
RenaissanceRe Holdings (a)	208,000	10,729
Synovus Financial	432,820	11,318
		98,605
Health Care – 19.9%
Aetna (a)	307,970	30,776
Amylin Pharmaceuticals* (a)	172,880	3,547
Barr Pharmaceuticals*	427,882	17,727
Biomet	164,540	7,714
C.R. Bard	94,160	5,332
Caremark Rx* (a)	344,300	11,042

Mid Cap Growth Opportunities Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Chiron* (a)	139,760	$6,177
Community Health Systems* (a)	312,100	8,327
DENTSPLY International	378,720	19,671
Fisher Scientific International* (a)	334,000	19,482
Genzyme* (a)	222,830	12,124
ImClone Systems* (a)	61,490	3,250
Invitrogen* (a)	106,060	5,832
PerkinElmer	1,914,630	32,970
Quest Diagnostics (a)	166,500	14,689
Radiation Therapy Services* (a)	242,550	2,750
St. Jude Medical* (a)	123,190	9,272
Teva Pharmaceutical Industries, ADR (a)	471,214	12,228
Triad Hospitals* (a)	212,175	7,307
Varian Medical Systems* (a)	546,840	18,904
Watson Pharmaceuticals* (a)	408,380	12,031
Zimmer Holdings* (a)	134,150	10,603
		271,755
Industrials – 9.9%
Donaldson	384,770	10,924
Dun & Bradstreet* (a)	462,690	27,160
L-3 Communications Holdings	328,610	22,017
Monster Worldwide* (a)	715,000	17,618
MSC Industrial Direct	281,500	9,593
Power-One* (a)	1,467,460	9,509
Republic Services	843,505	25,103
Stericycle* (a)	293,660	13,479
		135,403
Information Technology – 27.1% (c)
Adobe Systems (a)	357,180	17,670
Altera* (a)	777,520	15,216
Apple Computer* (a)	553,650	21,454
Avaya*	1,042,410	14,531
Avocent* (a)	321,250	8,362
Benchmark Electronics* (a)	108,910	3,245
CDW (a)	400,415	23,236
Entegris* (a)	699,450	5,833
Fiserv* (a)	668,990	23,321
Hyperion Solutions* (a)	619,920	21,071
Iron Mountain* (a)	300,840	10,183
Juniper Networks* (a)	526,987	12,437
Linear Technology (a)	348,610	12,634
Marvell Technology Group* (a)	395,510	10,335
Mercury Interactive* (a)	100,160	3,494
Microchip Technology (a)	347,060	9,315
National Semiconductor* (a)	407,140	6,307
NCR* (a)	1,073,720	53,246
Research in Motion* (a)	578,900	44,193
Symantec* (a)	135,120	7,415
Take-Two Interactive Software* (a)	252,620	8,299
TIBCO Software* (a)	2,255,140	19,191
VeriSign* (a)	611,910	12,165
Xilinx* (a)	237,960	6,425
		369,578
Materials – 0.8%
Pactiv*	468,500	10,893
Total Common Stocks (Cost $1,149,324)		1,301,170

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Growth Opportunities Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Affiliated Money Market Fund – 6.5%
First American Prime Obligations Fund, Cl Z (d)	88,340,904	$88,341
Total Affiliated Money Market Fund (Cost $88,341)		88,341
Investments Purchased with Proceeds from Securities Lending – 45.4%
Commercial Paper – 14.7%
Bluegrass
1.881%, 05/18/05	$2,609	2,609
1.891%, 08/18/05	2,073	2,073
Concord Minutemen Capital
1.650%, 10/01/04	4,283	4,283
1.680%, 10/05/04	9,518	9,518
1.720%, 10/06/04	7,032	7,032
1.740%, 10/14/04	4,706	4,706
Descartes Funding Trust 1.760%, 11/15/04	5,288	5,288
Ford Credit Floor Plan
1.622%, 10/05/04	10,573	10,573
1.526%, 10/06/04	7,403	7,403
1.655%, 10/22/04	2,324	2,324
Goldman Sachs 1.975%, 01/18/05	5,288	5,288
Independence 1.830%, 04/15/05	6,536	6,536
Jupiter Securities Corp 1.793%, 10/21/04	20,099	20,099
Lakeside Funding 1.790%, 10/08/04	11,210	11,210
Landesbank Baden 1.480%, 11/12/04	2,110	2,110
Leaf's LLC 1.821%, 04/20/05	5,816	5,816
Liquid Funding
1.743%, 10/13/04	7,398	7,398
1.830%, 05/25/05	5,288	5,288
MBNA Credit
1.683%, 10/12/04	5,139	5,139
1.764%, 10/26/04	2,852	2,852
Main Street Warehouse
1.742%, 10/04/04	6,978	6,978
1.683%, 10/04/04	8,619	8,619
1.742%, 10/08/04	5,286	5,286
1.742%, 10/08/04	5,288	5,288
Mortgage Interest Network
1.752%, 10/12/04	3,488	3,488
1.763%, 10/14/04	3,699	3,699
Netexis Banques 1.700%, 12/16/04	5,266	5,266
Orchard Park
1.796%, 04/06/05	5,288	5,288
1.766%, 07/06/05	10,913	10,913
Park Granada LLC
1.622%, 10/01/04	9,306	9,306
1.743%, 10/13/04	6,024	6,024
Sigma Finance 1.512%, 11/29/04	2,636	2,636
Total Commercial Paper		200,336

Mid Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Obligations – 12.2%
Allstate Life Global
1.780%, 10/14/05	$10,575	$10,575
1.750%, 10/14/05	2,644	2,644
Bayer Landbank NY 1.830%, 06/24/05	10,046	10,046
Blue Heron Funding 1.850%, 05/18/05	2,961	2,961
Castle Hill III 1.910%, 09/15/15	3,173	3,173
Depfa Bank PLC 1.860%, 06/15/05	5,286	5,286
Duke Funding VI 1.320%, 04/08/05	6,398	6,398
General Electric Capital Corporation 1.838%, 10/07/05	5,294	5,294
Jackson National Life 1.760%, 04/15/05	5,288	5,288
Jefferson Pilot 1.788%, 08/17/05	5,288	5,288
Liquid Funding 1.840%, 06/28/05	4,758	4,758
Merrill Lynch 1.696%, 10/01/05	10,576	10,576
Metlife Global Funding
1.800%, 10/14/05	6,345	6,345
1.880%, 10/28/05	4,443	4,443
Morgan Stanley 1.850%, 12/26/08	5,288	5,288
Natexis Banq NY 1.920%, 07/12/05	5,816	5,816
Northlake CDO 1.895%, 03/07/05	3,173	3,173
Premium Asset Trust
1.848%, 12/22/04	3,966	3,966
1.760%, 05/13/05	7,402	7,402
1.740%, 06/01/05	15,757	15,757
1.770%, 10/14/05	4,230	4,230
REMAC 1.840%, 09/29/05	5,816	5,816
RMAC 1.740%, 06/12/05	6,101	6,101
SMM Trust 2004 1.833%, 09/23/05	9,835	9,835
Societe Generale NYC 1.960%, 12/08/04	10,575	10,575
Svenska Handl 1.170%, 10/21/04	5,288	5,288
Total Corporate Obligations		166,322
Other Short-Term Investments – 3.1%
ARLO III Ltd 2.000%, 09/28/05	15,863	15,863
Commonwealth Life 2.115%, 12/31/04 (e)	5,340	5,340
General Electric Capital Assurance 1.980%, 01/19/05	2,115	2,115
HBOS Treasury Services 1.640%, 11/01/05	5,814	5,814
Security Life of Denver 1.900%, 12/30/04	13,748	13,748
Total Other Short-Term Investments		42,880

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Mid Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Repurchase Agreements – 15.4%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $10,576,050 (collateralized by various securities: Total market value $10,792,855)	$10,575	$10,575
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $3,187,885 (collateralized by various securities: Total market value $3,237,220)	3,173	3,173
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $21,152,042 (collateralized by corporate securities: Total market value $22,397,776)	21,151	21,151
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $5,288,007 (collateralized by various securities: Total market value $5,405,461)	5,288	5,288
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $5,288,007 (collateralized by various securities: Total market value $5,405,461)	5,288	5,288
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $31,728,067 (collateralized by U.S. government securities: Total market value $32,361,289)	31,726	31,726
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $7,403,231 (collateralized by various securities: Total market value $7,631,779)	7,403	7,403
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $3,172,813 (collateralized by various securities: Total market value $3,270,840)	3,173	3,173
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $3,172,813 (collateralized by various securities: Total market value $3,270,839)	3,173	3,173
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $7,932,033 (collateralized by corporate securities: Total market value $8,176,937)	7,930	7,930
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $13,228,731 (collateralized by corporate securities: Total market value $13,489,174)	13,219	13,219
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $7,937,457 (collateralized by various securities: Total market value $8,176,938)	7,932	7,932
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $5,338,897 (collateralized by corporate securities: Total market value $5,395,710)	5,288	5,288

Mid Cap Growth Opportunities Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $21,152,106 (collateralized by collateralized mortgage obligations: Total market value $21,573,917)	$21,151	$21,151
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $31,728,032 (collateralized by U.S. government securities: Total market value $32,361,386)	31,726	31,726
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $21,152,036 (collateralized by collateralized mortgage obligations: Total market value $23,257,157)	21,151	21,151
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $10,576,015 (collateralized by corporate securities: Total market value $11,104,451)	10,575	10,575
Total Repurchase Agreements (Cost $209,922)		209,922
Total Investments Purchased with Proceeds from Securities Lending (Cost $619,460)		619,460
Total Investments – 147.2% (Cost $1,857,125)		2,008,971
Other Assets and Liabilities, Net – (47.2)%		(643,984)
Total Net Assets – 100.0%		$1,364,987

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $599,820,601 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of this investment was $6,847,826. See note 2 in Notes to Financial Statements.

(c)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(d)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(e)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

ADR – American Depository Receipt

Cl – Class

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Value Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 96.9%
Consumer Discretionary – 14.7%
Abercrombie & Fitch (a)	111,430	$3,510
Black & Decker (a)	52,110	4,035
Dana (a)	151,720	2,684
Dex Media*	135,370	2,866
Eastman Kodak (a)	114,450	3,688
Federated Department Stores (a)	100,270	4,555
Fortune Brands (a)	44,540	3,300
Hearst-Argyle Television	170,410	4,166
Hilton Hotels (a)	495,700	9,339
J.C. Penney (a)	84,600	2,985
Lear	34,050	1,854
Lennar (a)	68,940	3,282
Limited	237,240	5,288
Liz Claiborne (a)	121,190	4,571
Sherwin Williams	258,300	11,355
Yum! Brands (a)	62,450	2,539
		70,017
Consumer Staples – 4.1%
Bunge Limited (a)	108,520	4,339
Clorox (a)	178,590	9,518
Dean Foods* (a)	77,100	2,315
Smithfield Foods*	137,130	3,428
		19,600
Energy – 8.9%
Apache	94,934	4,757
Ashland (a)	129,390	7,256
EOG Resources (a)	97,550	6,424
GlobalSantaFe	77,220	2,367
Halliburton (a)	115,480	3,890
National-Oilwell* (a)	181,550	5,966
Valero Energy (a)	86,290	6,921
Williams	377,360	4,566
		42,147
Financials – 26.0% (b)
ACE	117,610	4,711
Ambac Financial Group (a)	64,510	5,158
Apartment Investment & Management (a)	138,090	4,803
Boston Properties (REIT)	103,550	5,736
Chelsea Property Group (REIT)	62,480	4,192
CIT Group	188,610	7,052
City National (a)	66,350	4,309
Compass Bancshares (a)	54,280	2,379
Developers Diversified Realty (REIT)	96,850	3,792
E*TRADE Financial* (a)	424,420	4,847
General Growth Properties (REIT) (a)	121,320	3,761
Genworth Financial (a)	174,200	4,059
GreenPoint Financial	146,170	6,762
Hibernia, Cl A	187,740	4,958
Istar Financial	120,520	4,969
Lincoln National	113,770	5,347
Marshall & Ilsley (a)	191,750	7,728
Northern Trust	104,680	4,271
PMI Group (a)	137,390	5,575
Protective Life	86,730	3,409
SAFECO (a)	89,470	4,084
SouthTrust	114,600	4,774

Mid Cap Value Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Synovus Financial	90,770	$2,374
TCF Financial (a)	219,700	6,655
Torchmark (a)	108,920	5,792
W.R. Berkley	53,815	2,269
		123,766
Health Care – 4.0%
C.R. Bard	62,300	3,528
CIGNA (a)	104,490	7,276
Community Health Systems*	174,350	4,652
McKesson HBOC	134,030	3,438
		18,894
Industrials – 9.6%
American Standard*	181,250	7,052
Cooper Industries	82,300	4,856
Dover	135,810	5,279
Eaton (a)	160,490	10,177
Joy Global (a)	200,310	6,887
Republic Services	256,910	7,646
Rockwell Collins	100,150	3,720
		45,617
Information Technology – 10.2%
Affiliated Computer Services, Cl A* (a)	66,170	3,684
Agilent Technologies*	181,280	3,910
Avaya* (a)	206,710	2,882
Computer Sciences* (a)	98,840	4,655
Harris (a)	116,850	6,420
Imation	98,820	3,517
Intuit* (a)	82,520	3,746
National Semiconductor*	204,410	3,166
NCR* (a)	239,480	11,876
Xerox* (a)	336,810	4,742
		48,598
Materials – 8.1%
Air Products and Chemicals	75,070	4,082
Bemis	184,150	4,895
Bowater (a)	104,800	4,002
Cytec Industries	82,750	4,051
MeadWestvaco	192,330	6,135
NuCor (a)	33,990	3,106
Phelps Dodge (a)	31,800	2,927
Rohm & Haas (a)	98,150	4,217
Temple-Inland	71,760	4,819
		38,234
Telecommunication Services – 1.1%
CenturyTel (a)	155,280	5,317
Utilities - 10.2%
Cinergy (a)	143,440	5,680
Constellation Energy (a)	167,150	6,659
Entergy	75,980	4,605
Equitable Resources (a)	66,390	3,606
PG&E* (a)	267,770	8,140
PPL (a)	140,760	6,641
Sempra Energy (a)	125,610	4,546
TXU (a)	182,480	8,744
		48,621
Total Common Stocks (Cost $380,105)		460,811

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Mid Cap Value Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Affiliated Money Market Fund – 2.7%
First American Prime Obligations Fund, Cl Z (c)	13,141,463	$13,141
Total Affiliated Money Market Fund (Cost $13,141)		13,141
Investments Purchased with Proceeds from Securities Lending – 41.2%
Commercial Paper – 13.3%
Bluegrass
1.881%, 05/18/05	$825	825
1.891%, 08/18/05	655	655
Concord Minutemen Capital
1.650%, 10/01/04	1,354	1,354
1.680%, 10/05/04	3,009	3,009
1.720%, 10/06/04	2,223	2,223
1.740%, 10/14/04	1,488	1,488
Descartes Funding Trust 1.760%, 11/15/04	1,672	1,672
Ford Credit Floor Plan
1.622%, 10/05/04	3,343	3,343
1.526%, 10/06/04	2,340	2,340
1.655%, 10/22/04	735	735
Goldman Sachs 1.975%, 01/18/05	1,672	1,672
Independence 1.830%, 04/15/05	2,066	2,066
Jupiter Securities Corp 1.793%, 10/21/04	6,354	6,354
Lakeside Funding 1.790%, 10/08/04	3,544	3,544
Landesbank Baden 1.480%, 11/12/04	667	667
Leaf's LLC 1.821%, 04/20/05	1,839	1,839
Liquid Funding
1.743%, 10/13/04	2,339	2,339
1.830%, 05/25/05	1,672	1,672
MBNA Credit
1.683%, 10/12/04	1,625	1,625
1.764%, 10/26/04	902	902
Main Street Warehouse
1.742%, 10/04/04	2,206	2,206
1.683%, 10/04/04	2,725	2,725
1.742%, 10/08/04	1,671	1,671
1.742%, 10/08/04	1,672	1,672
Mortgage Interest Network
1.752%, 10/12/04	1,103	1,103
1.763%, 10/14/04	1,169	1,169
Netexis Banques 1.700%, 12/16/04	1,665	1,665
Orchard Park
1.796%, 04/06/05	1,672	1,672
1.766%, 07/06/05	3,450	3,450
Park Granada LLC
1.622%, 10/01/04	2,942	2,942
1.743%, 10/13/04	1,905	1,905
Sigma Finance 1.512%, 11/29/04	833	833
Total Commercial Paper		63,337

Mid Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Obligations – 11.1%
Allstate Life Global
1.780%, 10/14/05	$3,343	$3,343
1.750%, 10/14/05	836	836
Bayer Landbank NY 1.830%, 06/24/05	3,176	3,176
Blue Heron Funding 1.850%, 05/18/05	936	936
Castle Hill III 1.910%, 09/15/15	1,003	1,003
Depfa Bank PLC 1.860%, 06/15/05	1,671	1,671
Duke Funding VI 1.320%, 04/08/05	2,023	2,023
General Electric Capital Corporation 1.838%, 10/07/05	1,674	1,674
Jackson National Life 1.760%, 04/15/05	1,672	1,672
Jefferson Pilot 1.788%, 08/17/05	1,672	1,672
Liquid Funding 1.840%, 06/28/05	1,504	1,504
Merrill Lynch 1.696%, 10/01/05	3,344	3,344
Metlife Global Funding
1.800%, 10/14/05	2,006	2,006
1.880%, 10/28/05	1,405	1,405
Morgan Stanley 1.850%, 12/26/08	1,672	1,672
Natexis Banq NY 1.920%, 07/12/05	1,839	1,839
Northlake CDO 1.895%, 03/07/05	1,003	1,003
Premium Asset Trust
1.848%, 12/22/04	1,254	1,254
1.760%, 05/13/05	2,340	2,340
1.740%, 06/01/05	4,982	4,982
1.770%, 10/14/05	1,337	1,337
REMAC 1.840%, 09/29/05	1,839	1,839
RMAC 1.740%, 06/12/05	1,929	1,929
SMM Trust 2004 1.833%, 09/23/05	3,109	3,109
Societe Generale NYC 1.960%, 12/08/04	3,343	3,343
Svenska Handl 1.170%, 10/21/04	1,672	1,672
Total Corporate Obligations		52,584
Other Short-Term Investments – 2.8%
ARLO III Ltd 2.000%, 09/28/05	5,016	5,016
Commonwealth Life 2.115%, 12/31/04 (d)	1,688	1,688
General Electric Capital Assurance 1.980%, 01/19/05	669	669
HBOS Treasury Services 1.640%, 11/01/05	1,838	1,838
Security Life of Denver 1.900%, 12/30/04	4,346	4,346
Total Other Short-Term Investments		13,557

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Mid Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Repurchase Agreements – 14.0%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $3,343,694 (collateralized by various securities: Total market value $3,412,238)	$3,343	$3,343
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $1,007,873 (collateralized by various securities: Total market value $1,023,470)	1,003	1,003
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $6,687,370 (collateralized by corporate securities: Total market value $7,081,217)	6,687	6,687
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,671,841 (collateralized by various securities: Total market value $1,708,975)	1,672	1,672
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,671,841 (collateralized by various securities: Total market value $1,705,210)	1,672	1,672
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $10,031,056 (collateralized by U.S. government securities: Total market value $10,231,253)	10,031	10,031
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,340,585 (collateralized by various securities: Total market value $2,412,842)	2,340	2,340
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,003,108 (collateralized by various securities: Total market value $1,034,100)	1,003	1,003
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,003,108 (collateralized by various securities: Total market value $1,034,099)	1,003	1,003
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,507,769 (collateralized by corporate securities: Total market value $2,585,197)	2,508	2,508
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $4,182,357 (collateralized by corporate securities: Total market value $4,264,699)	4,179	4,179
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $2,509,484 (collateralized by various securities: Total market value $2,585,197)	2,508	2,508
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $1,687,930 (collateralized by corporate securities: Total market value $1,705,892)	1,672	1,672

Mid Cap Value Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $6,687,390 (collateralized by collateralized mortgage obligations: Total market value $6,820,748)	$6,687	$6,687
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $10,031,045 (collateralized by U.S. government securities: Total market value $10,231,284)	10,031	10,031
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $6,687,368 (collateralized by collateralized mortgage obligations: Total market value $7,352,917)	6,687	6,687
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $3,343,683 (collateralized by corporate securities: Total market value $3,510,752)	3,343	3,343
Total Repurchase Agreements (Cost $66,369)		66,369
Total Investments Purchased with Proceeds from Securities Lending (Cost $195,847)		195,847
Total Investments – 140.8% (Cost $589,093)		669,799
Other Assets and Liabilities, Net – (40.8)%		(194,088)
Total Net Assets – 100.0%		$475,711

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $191,052,173 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

Cl – Class

REIT – Real Estate Investment Trust

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Assets and Liabilities September 30, 2004, in thousands, except for per share data

	Mid Cap Growth Opportunities Fund	Mid Cap Value Fund
ASSETS:
Investments in unaffiliated securities, at value*†	$1,710,708	$590,289
Investments in affiliated money market fund, at value**	88,341	13,141
Repurchase agreements, at value***	209,922	66,369
Cash****	103	27
Receivable for dividends and interest	445	541
Receivable for investment securities sold	5,405	13,756
Receivable for capital shares sold	278	268
Prepaid expenses and other assets	40	33
Total assets	2,015,242	684,424
LIABILITIES:
Payable for capital shares redeemed	8,126	1,290
Payable upon return of securities loaned	619,545	195,874
Payable for investment securities purchased	21,498	11,195
Payable for advisory, co-administration, and custodian fees	1,022	334
Payable for distribution and shareholder servicing fees	54	17
Accrued expenses and other liabilities	10	3
Total liabilities	650,255	208,713
Net assets	$1,364,987	$475,711
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,093,013	$453,220
Undistributed (distributions in excess of) net investment income	(2)	153
Accumulated net realized gain (loss) on investments	120,130	(58,368)
Net unrealized appreciation of investments	151,846	80,706
Net assets	$1,364,987	$475,711
* Investments in unaffiliated securities, at cost	$1,558,862	$509,583
** Investments in affiliated money market fund, at cost	$88,341	$13,141
*** Investments in repurchase agreements, at cost	$209,922	$66,369
**** Includes cash related to securities loaned	$85	$27
† Including securities loaned, at value	$599,821	$191,052
Class A:
Net assets	$173,436	$28,561
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	4,541	1,422
Net asset value and redemption price per share	$38.19	$20.09
Maximum offering price per share (1)	$40.41	$21.26
Class B:
Net assets	$10,974	$9,928
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	303	512
Net asset value, offering price and redemption price per share (2)	$36.31	$19.39
Class C:
Net assets	$12,356	$3,342
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	330	169
Net asset value, offering price and redemption price per share (2)	$37.40	$19.77
Class R:
Net assets	$1	$1
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-
Net asset value, offering price, and redemption price per share	$38.15	$20.09
Class Y:
Net assets	$1,168,220	$433,879
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	29,514	21,515
Net asset value, offering price, and redemption price per share	$39.58	$20.17

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

	Mid Cap Growth Opportunities Fund	Mid Cap Value Fund
INVESTMENT INCOME:
Dividends from affiliated money market fund	$340	$89
Dividends from unaffiliated securities	5,099	6,409
Less: Foreign taxes withheld	(16)	(2)
Securities lending	389	97
Other income	62	344
Total investment income	5,874	6,937
EXPENSES:
Investment advisory fees	10,029	3,023
Co-administration fees and expenses (including transfer agency fees)	3,796	1,156
Custodian fees	143	43
Directors' fees	35	11
Registration fees	21	23
Professional fees	66	20
Printing	50	15
Other	62	20
Distribution and shareholder servicing fees – Class A	429	54
Distribution and shareholder servicing fees – Class B	107	106
Distribution and shareholder servicing fees – Class C	132	32
Distribution and shareholder servicing fees – Class R	16	2
Total expenses	14,886	4,505
Less: Fee waivers	(592)	(208)
Total net expenses	14,294	4,297
Investment income (loss) – net	(8,420)	2,640
REALIZED AND UNREALIZED GAINS ON INVESTMENTS – NET:
Net realized gain on investments	222,462	47,402
Net change in unrealized appreciation or depreciation of investments	10,165	37,910
Net gain on investments	232,627	85,312
Net increase in net assets resulting from operations	$224,207	$87,952

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Changes in Net Assets in thousands

	Mid Cap Growth Opportunities Fund		Mid Cap Value Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
OPERATIONS:
Investment income (loss) – net	$(8,420)	$(3,746)	$2,640	$4,336
Net realized gain (loss) on investments	222,462	74,155	47,402	(4,597)
Net change in unrealized appreciation or depreciation of investments	10,165	203,246	37,910	67,910
Net increase in net assets resulting from operations	224,207	273,655	87,952	67,649
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	-	-	(65)	(118)
Class B	-	-	(4)	(35)
Class C	-	-	(1)	(10)
Class R	-	-	(3)	(5)
Class Y	-	-	(2,029)	(2,852)
Net realized gain on investments:
Class A	(4,797)	-	-	-
Class B	(306)	-	-	-
Class C	(393)	-	-	-
Class R	(322)	-	-	-
Class Y	(34,963)	-	-	-
Return of capital:
Class A	-	-	(2)	(7)
Class B (2)	-	-	-	(4)
Class C (2)	-	-	-	(1)
Class R (2)				-
Class Y	-	-	(55)	(129)
Total distributions	(40,781)	-	(2,159)	(3,161)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	29,575	15,500	13,198	3,858
Reinvestment of distributions	4,705	-	65	121
Payments for redemptions	(35,852)	(22,438)	(5,352)	(3,492)
Shares issued in connection with the acquisition of Fund net assets	-	53,452	-	-
Increase (decrease) in net assets from Class A transactions	(1,572)	46,514	7,911	487
Class B:
Proceeds from sales	2,328	1,615	1,051	689
Reinvestment of distributions	291	-	4	38
Payments for redemptions	(1,842)	(1,028)	(3,446)	(2,995)
Shares issued in connection with the acquisition of Fund net assets	-	2,462	-	-
Increase (decrease) in net assets from Class B transactions	777	3,049	(2,391)	(2,268)
Class C:
Proceeds from sales	1,776	9,100	1,189	371
Reinvestment of distributions	392	-	1	11
Payments for redemptions	(4,056)	(3,390)	(1,405)	(1,260)
Shares issued in connection with the acquisition of Fund net assets	-	3,422	-	-
Increase (decrease) in net assets from Class C transactions	(1,888)	9,132	(215)	(878)
Class R:
Proceeds from sales	1,017	6,911	776	992
Reinvestment of distributions	285	-	2	4
Payments for redemptions	(13,131)	(4,881)	(1,919)	(321)
Shares issued in connection with the acquisition of Fund net assets	-	190	-	-
Increase (decrease) in net assets from Class R transactions	(11,829)	2,220	(1,141)	675
Class Y:
Proceeds from sales	142,884	300,126	101,305	89,296
Reinvestment of distributions	29,145	-	1,435	2,012
Payments for redemptions	(316,100)	(262,559)	(79,863)	(77,783)
Shares issued in connection with the acquisition of Fund net assets	-	159,215	-	-
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	245,348	-	-
Increase (decrease) in net assets from Class Y transactions	(144,071)	442,130	22,877	13,525
Increase (decrease) in net assets from capital share transactions	(158,583)	503,045	27,041	11,541

Total increase in net assets	24,843	776,700	112,834	76,029
Net assets at beginning of period	1,340,144	563,444	362,877	286,848
Net assets at end of period	$1,364,987	$1,340,144	$475,711	$362,877
Undistributed (distributions in excess of) net investment income at end of period	$(2)	$(3)	$153	$27

  (1)  See note 4 in Notes to Financial Statements for additional information.

  (2)  For the Mid Cap Value Fund for the period 10/1/03 to 9/30/04 and due to the presentation of the financial statements in thousands, the numbers round to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

(This page has been left blank intentionally.)

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Net Asset Value End of Period	Total Return (9)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Mid Cap Growth Opportunities Fund (1)
Class A
2004	(2)	$33.68	$(0.30)	$5.88	$-	$(1.07)	$-		$38.19	16.88%	$173,436	1.20%	(0.79)%	1.24%	(0.83)%	135%
2003	(2)	26.45	(0.18)	7.41	-	-	-		33.68	27.33	154,499	1.20	(0.58)	1.25	(0.63)	145
2002		28.33	(0.11)	(1.77)	-	-	-		26.45	(6.64)	75,002	1.20	(0.34)	1.26	(0.40)	162
2001	(2) (3)	54.63	(0.06)	(8.40)	-	(17.84)	-		28.33	(20.00)	82,043	1.20	(0.19)	1.22	(0.21)	204
2000	(2) (4)	37.80	(0.18)	17.80	-	(0.79)	-		54.63	47.23	108,326	1.20	(0.38)	1.22	(0.40)	205
1999	(2) (4)	37.59	(0.08)	0.60	-	(0.31)	-		37.80	1.31	95,758	1.19	(0.21)	1.21	(0.23)	140
Class B
2004	(2)	$32.30	$(0.55)	$5.63	$-	$(1.07)	$-		$36.31	16.03%	$10,974	1.95%	(1.54)%	1.99%	(1.58)%	135%
2003	(2)	25.56	(0.39)	7.13	-	-	-		32.30	26.37	9,055	1.95	(1.33)	2.00	(1.38)	145
2002		27.59	(0.18)	(1.85)	-	-	-		25.56	(7.36)	4,227	1.95	(1.08)	2.01	(1.14)	162
2001	(2) (3)	53.97	(0.29)	(8.25)	-	(17.84)	-		27.59	(20.60)	2,606	1.94	(0.95)	1.97	(0.98)	204
2000	(2) (4)	37.63	(0.53)	17.66	-	(0.79)	-		53.97	46.13	666	1.95	(1.13)	1.97	(1.15)	205
1999 (2) (4) (5)		37.57	(0.23)	0.29	-	-	-		37.63	0.16	126	1.95	(0.89)	1.97	(0.91)	140
Class C
2004	(2)	$33.24	$(0.57)	$5.80	$-	$(1.07)	$-		$37.40	16.03%	$12,356	1.95%	(1.54)%	1.99%	(1.58)%	135%
2003	(2)	26.29	(0.40)	7.35	-	-	-		33.24	26.43	12,649	1.95	(1.33)	2.00	(1.38)	145
2002		28.33	(0.10)	(1.94)	-	-	-		26.29	(7.20)	1,136	1.95	(1.07)	2.01	(1.13)	162
2001	(2) (6)	27.40	-	0.93	-	-	-		28.33	3.39	-	-	-	-	-	204
Class R
2004	(2) (7)	$33.66	$(0.30)	$5.86	$-	$(1.07)	$-		$38.15	16.83%	$1	1.20%	(0.81)%	1.24%	(0.85)%	135%
2003	(2)	26.43	(0.17)	7.40	-	-	-		33.66	27.36	10,284	1.20	(0.56)	1.25	(0.61)	145
2002		28.29	(0.07)	(1.79)	-	-	-		26.43	(6.58)	5,869	1.20	(0.33)	1.26	(0.39)	162
2001	(2) (8)	35.75	(0.06)	(7.40)	-	-	-		28.29	(20.87)	1,484	1.19	(0.24)	1.23	(0.28)	204
Class Y
2004	(2)	$34.78	$(0.21)	$6.08	$-	$(1.07)	$-		$39.58	17.18%	$1,168,220	0.95%	(0.54)%	0.99%	(0.58)%	135%
2003	(2)	27.25	(0.09)	7.62	-	-	-		34.78	27.68	1,153,657	0.95	(0.30)	1.00	(0.35)	145
2002		29.11	(0.05)	(1.81)	-	-	-		27.25	(6.39)	477,210	0.95	(0.08)	1.01	(0.14)	162
2001	(2) (3)	55.52	0.02	(8.59)	-	(17.84)	-		29.11	(19.84)	406,349	0.95	0.06	0.97	0.04	204
2000	(2) (4)	38.32	(0.05)	18.04	-	(0.79)	-		55.52	47.56	435,613	0.95	(0.13)	0.97	(0.15)	205
1999	(2) (4)	38.01	0.02	0.60	-	(0.31)	-		38.32	1.56	359,947	0.94	0.04	0.96	0.02	140
Mid Cap Value Fund
Class A
2004	(2)	$16.30	$0.08	$3.77	$(0.06)	$-	$-	(10)	$20.09	23.65%	$28,561	1.20%	0.41%	1.25%	0.36%	83%
2003	(2)	13.29	0.18	2.96	(0.12)	-	(0.01)		16.30	23.71	16,598	1.20	1.21	1.25	1.16	102
2002	(2)	13.74	0.13	(0.44)	(0.10)	-	(0.04)		13.29	(2.41)	13,083	1.20	0.83	1.26	0.77	90
2001	(2)	14.62	0.10	(0.88)	(0.10)	-	-		13.74	(5.41)	13,583	1.15	0.67	1.15	0.67	104
2000		12.95	0.08	1.67	(0.08)	-	-		14.62	13.58	13,568	1.15	0.53	1.19	0.49	141
Class B
2004	(2)	$15.81	$(0.06)	$3.65	$(0.01)	$-	$-	(10)	$19.39	22.69%	$9,928	1.95%	(0.35)%	2.00%	(0.40)%	83%
2003	(2)	12.92	0.07	2.87	(0.04)	-	(0.01)		15.81	22.84	10,154	1.95	0.50	2.00	0.45	102
2002	(2)	13.37	0.01	(0.41)	(0.01)	-	(0.04)		12.92	(3.07)	10,410	1.95	0.08	2.01	0.02	90
2001	(2)	14.28	(0.01)	(0.88)	(0.02)	-	-		13.37	(6.21)	11,311	1.90	(0.08)	1.90	(0.08)	104
2000		12.67	0.02	1.61	(0.02)	-	-		14.28	12.85	12,495	1.90	(0.22)	1.94	(0.26)	141
Class C
2004	(2)	$16.12	$(0.06)	$3.72	$(0.01)	$-	$-	(10)	$19.77	22.69%	$3,342	1.95%	(0.33)%	2.00%	(0.38)%	83%
2003	(2)	13.17	0.07	2.93	(0.04)	-	(0.01)		16.12	22.84	2,916	1.95	0.51	2.00	0.46	102
2002	(2)	13.63	0.01	(0.43)	-	-	(0.04)		13.17	(3.09)	3,207	1.95	0.08	2.01	0.02	90
2001	(2)	14.55	(0.01)	(0.89)	(0.02)	-	-		13.63	(6.17)	3,312	1.90	(0.04)	1.90	(0.04)	104
2000		12.92	0.02	1.63	(0.02)	-	-		14.55	12.81	1,430	1.90	(0.15)	1.93	(0.18)	141
Class R (2)
2004	(7)	$16.31	$0.07	$3.76	$(0.05)	$-	$-	(10)	$20.09	23.51%	$1	1.20%	0.37%	1.25%	0.32%	83%
2003		13.29	0.16	2.99	(0.12)	-	(0.01)		16.31	23.80	966	1.20	1.07	1.25	1.02	102
2002		13.74	0.13	(0.44)	(0.10)	-	(0.04)		13.29	(2.40)	158	1.20	0.87	1.26	0.81	90
2001	(6)	13.31	0.01	0.42	-	-	-		13.74	3.23	44	0.85	5.19	0.85	5.19	104
Class Y
2004	(2)	$16.36	$0.12	$3.79	$(0.10)	$-	$-	(10)	$20.17	23.95%	$433,879	0.95%	0.66%	1.00%	0.61%	83%
2003	(2)	13.33	0.21	2.98	(0.15)	-	(0.01)		16.36	24.06	332,243	0.95	1.45	1.00	1.40	102
2002	(2)	13.77	0.17	(0.44)	(0.13)	-	(0.04)		13.33	(2.12)	259,990	0.95	1.08	1.01	1.02	90
2001	(2)	14.68	0.14	(0.92)	(0.13)	-	-		13.77	(5.37)	291,932	0.90	0.92	0.90	0.92	104
2000		12.99	0.11	1.69	(0.11)	-	-		14.68	13.94	275,128	0.90	0.79	0.94	0.75	141

  (1)  The financial highlights for the Mid Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Mid Cap Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Mid Cap Growth Opportunities Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Fistar Mid Cap Core Equity Fund were exchanged for Class A shares of the First American Mid Cap Growth Opportunities Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000, to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal year ended October 31.

  (5)  Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Class of shares has been offered since December 11, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

  (10)  Includes a tax return of capital of less than $0.01.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Large Cap Growth Opportunities Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.6%
Consumer Discretionary – 15.5%
Best Buy (a)	258,310	$14,011
Brunswick (a)	180,470	8,258
Dollar General (a)	541,420	10,910
Getty Images* (a)	162,460	8,984
Hilton Hotels (a)	673,160	12,682
Home Depot	519,670	20,371
International Game Technology	308,640	11,096
Lowe's (a)	480,940	26,139
Marriott International, Cl A	217,010	11,276
Marvel Enterprises* (a)	374,755	5,456
McGraw-Hill (a)	279,790	22,296
Omnicom Group (a)	89,580	6,545
Staples	568,030	16,939
Station Casinos (a)	154,250	7,564
Target (a)	305,290	13,814
Yum! Brands (a)	281,380	11,441
		207,782
Consumer Staples – 8.6%
Avon Products (a)	620,540	27,105
Clorox (a)	164,770	8,782
PepsiCo	546,170	26,571
Procter & Gamble	297,220	16,086
Sysco (a)	316,230	9,462
Wal-Mart Stores	515,990	27,451
		115,457
Energy – 2.3%
Apache	321,320	16,102
BP, ADR	125,510	7,220
Schlumberger	118,300	7,963
		31,285
Financials – 12.4%
American International Group	494,961	33,652
AmeriTrade Holding*	435,340	5,228
Capital One Financial (a)	265,090	19,590
Fannie Mae (a)	198,390	12,578
Goldman Sachs Group (a)	159,660	14,887
Investors Financial Services (a)	463,990	20,940
Lehman Brothers Holdings (a)	173,920	13,865
MBNA	831,195	20,946
Northern Trust	231,740	9,455
Wells Fargo	245,880	14,662
		165,803
Health Care – 23.9%
Aetna (a)	170,260	17,014
Boston Scientific* (a)	281,830	11,197
C.R. Bard	181,840	10,298
Caremark Rx* (a)	300,456	9,636
DENTSPLY International	155,240	8,063
Forest Laboratories, Cl A* (a)	215,570	9,696
Genentech* (a)	112,370	5,890
Johnson & Johnson (a)	608,000	34,249
McKesson HBOC	116,440	2,987
Medtronic (a)	713,580	37,035
Pfizer	2,220,980	67,962
Quest Diagnostics (a)	180,860	15,955

Large Cap Growth Opportunities Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
St. Jude Medical* (a)	141,270	$10,633
Teva Pharmaceutical Industries, ADR (a)	551,020	14,299
UnitedHealth Group (a)	380,080	28,027
Varian Medical Systems* (a)	303,600	10,495
Wyeth Pharmaceuticals	271,120	10,140
Zimmer Holdings* (a)	212,879	16,826
		320,402
Industrials – 8.5%
3M	285,430	22,826
Danaher (a)	191,190	9,804
General Electric	607,120	20,387
MSC Industrial Direct	159,300	5,429
Rockwell Collins (a)	331,390	12,308
Tyco International (a)	318,120	9,754
United Technologies	242,000	22,598
Waste Management	367,660	10,052
		113,158
Information Technology – 27.4% (b)
Altera*	207,110	4,053
Analog Devices (a)	487,420	18,903
CDW (a)	330,640	19,187
Cisco Systems*	1,656,378	29,980
Dell*	841,360	29,952
eBay* (a)	128,570	11,821
Intel	1,585,180	31,799
Maxim Integrated Products (a)	150,600	6,369
Microchip Technology (a)	326,960	8,776
Microsoft	963,190	26,632
Motorola	987,010	17,806
National Semiconductor*	339,180	5,254
NCR* (a)	738,360	36,615
Oracle*	1,168,340	13,179
QUALCOMM	673,500	26,293
Research in Motion* (a)	165,550	12,638
SAP, ADR	201,390	7,844
Symantec* (a)	211,450	11,604
Texas Instruments	805,500	17,141
Xerox* (a)	590,590	8,315
Xilinx (a)	444,130	11,992
Yahoo!* (a)	292,870	9,931
		366,084
Total Common Stocks (Cost $1,224,184)		1,319,971
Affiliated Money Market Fund – 2.3%
First American Prime Obligations Fund, Cl Z (c)	30,950,153	30,950
Total Affiliated Money Market Fund (Cost $30,950)		30,950
Investments Purchased with Proceeds from Securities Lending – 42.5%
Commercial Paper - 13.8%
Bluegrass
1.881%, 05/18/05	$2,396	2,396
1.891%, 08/18/05	1,904	1,904
Concord Minutemen Capital
1.650%, 10/01/04	3,934	3,934
1.680%, 10/05/04	8,742	8,742
1.720%, 10/06/04	6,459	6,459
1.740%, 10/14/04	4,323	4,323

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Descartes Funding Trust 1.760%, 11/15/04	$4,857	$4,857
Ford Credit Floor Plan
1.622%, 10/05/04	9,711	9,711
1.526%, 10/06/04	6,799	6,799
1.655%, 10/22/04	2,135	2,135
Goldman Sachs 1.975%, 01/18/05	4,857	4,857
Independence 1.830%, 04/15/05	6,003	6,003
Jupiter Securities Corp 1.793%, 10/21/04	18,461	18,461
Lakeside Funding 1.790%, 10/08/04	10,296	10,296
Landesbank Baden 1.480%, 11/12/04	1,938	1,938
Leaf's LLC 1.821%, 04/20/05	5,342	5,342
Liquid Funding
1.743%, 10/13/04	6,795	6,795
1.830%, 05/25/05	4,857	4,857
MBNA Credit
1.683%, 10/12/04	4,720	4,720
1.764%, 10/26/04	2,619	2,619
Main Street Warehouse
1.742%, 10/04/04	6,410	6,410
1.683%, 10/04/04	7,916	7,916
1.742%, 10/08/04	4,855	4,855
1.742%, 10/08/04	4,857	4,857
Mortgage Interest Network
1.752%, 10/12/04	3,204	3,204
1.763%, 10/14/04	3,397	3,397
Netexis Banques 1.700%, 12/16/04	4,837	4,837
Orchard Park
1.796%, 04/06/05	4,857	4,857
1.766%, 07/06/05	10,024	10,024
Park Granada LLC
1.622%, 10/01/04	8,548	8,548
1.743%, 10/13/04	5,533	5,533
Sigma Finance 1.512%, 11/29/04	2,421	2,421
Total Commercial Paper		184,007
Corporate Obligations – 11.4%
Allstate Life Global
1.780%, 10/14/05	9,713	9,713
1.750%, 10/14/05	2,428	2,428
Bayer Landbank NY 1.830%, 06/24/05	9,227	9,227
Blue Heron Funding 1.850%, 05/18/05	2,720	2,720
Castle Hill III 1.910%, 09/15/15	2,914	2,914
Depfa Bank PLC 1.860%, 06/15/05	4,855	4,855
Duke Funding VI 1.320%, 04/08/05	5,877	5,877
General Electric Capital Corporation 1.838%, 10/07/05	4,862	4,862
Jackson National Life 1.760%, 04/15/05	4,857	4,857

Large Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Jefferson Pilot 1.788%, 08/17/05	$4,857	$4,857
Liquid Funding 1.840%, 06/28/05	4,370	4,370
Merrill Lynch 1.696%, 10/01/05	9,714	9,714
Metlife Global Funding
1.800%, 10/14/05	5,828	5,828
1.880%, 10/28/05	4,081	4,081
Morgan Stanley 1.850%, 12/26/08	4,857	4,857
Natexis Banq NY 1.920%, 07/12/05	5,342	5,342
Northlake CDO 1.895%, 03/07/05	2,914	2,914
Premium Asset Trust
1.848%, 12/22/04	3,643	3,643
1.760%, 05/13/05	6,799	6,799
1.740%, 06/01/05	14,473	14,473
1.770%, 10/14/05	3,885	3,885
REMAC 1.840%, 09/29/05	5,342	5,342
RMAC 1.740%, 06/12/05	5,604	5,604
SMM Trust 2004 1.833%, 09/23/05	9,034	9,034
Societe Generale NYC 1.960%, 12/08/04	9,713	9,713
Svenska Handl 1.170%, 10/21/04	4,857	4,857
Total Corporate Obligations		152,766
Other Short-Term Investments – 2.9%
ARLO III Ltd 2.000%, 09/28/05	14,570	14,570
Commonwealth Life 2.115%, 12/31/04 (d)	4,904	4,904
General Electric Capital Assurance 1.980%, 01/19/05	1,943	1,943
HBOS Treasury Services 1.640%, 11/01/05	5,340	5,340
Security Life of Denver 1.900%, 12/30/04	12,628	12,628
Total Other Short-Term Investments		39,385
Repurchase Agreements – 14.4%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $9,714,042 (collateralized by various securities: Total market value $9,913,176)	9,713	9,713
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $2,928,054 (collateralized by various securities: Total market value $2,973,368)	2,914	2,914
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $19,428,030 (collateralized by corporate securities: Total market value $20,572,230)	19,427	19,427

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Large Cap Growth Opportunities Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $4,857,005 (collateralized by various securities: Total market value $4,964,885)	$4,857	$4,857
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $4,857,005 (collateralized by various securities: Total market value $4,953,946)	4,857	4,857
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $29,142,049 (collateralized by U.S. government securities: Total market value $29,723,659)	29,140	29,140
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $6,799,826 (collateralized by various securities: Total market value $7,009,746)	6,799	6,799
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,914,211 (collateralized by various securities: Total market value $3,004,248)	2,914	2,914
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,914,211 (collateralized by U.S. government securities: Total market value $3,004,247)	2,914	2,914
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $7,285,527 (collateralized by corporate securities: Total market value $7,510,470)	7,285	7,285
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $12,150,514 (collateralized by corporate securities: Total market value $12,389,729)	12,142	12,142
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $7,290,509 (collateralized by U.S. government securities: Total market value $7,510,471)	7,285	7,285
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $4,903,746 (collateralized by corporate securities: Total market value $4,955,929)	4,857	4,857
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $19,428,089 (collateralized by collateralized mortgage obligations: Total market value $19,815,520)	19,427	19,427
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $29,142,016 (collateralized by U.S. government securities: Total market value $29,723,749)	29,141	29,141
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $19,428,024 (collateralized by collateralized mortgage obligations: Total market value $21,361,566)	19,427	19,427

Large Cap Growth Opportunities Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $9,714,009 (collateralized by corporate securities: Total market value $10,199,375)	$9,714	$9,714
Total Repurchase Agreements (Cost $192,813)		192,813
Total Investments Purchased with Proceeds from Securities Lending (Cost $568,971)		568,971
Total Investments – 143.4% (Cost $1,824,105)		1,919,892
Other Assets and Liabilities, Net – (43.4)%		(580,807)
Total Net Assets – 100.0%		$1,339,085

* Non-income producing security

(a)  This security or a portion of this security is out to loan at September 30, 2004. Total loaned securities had a market value of $552,689,490 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

ADR – American Depositary Receipt

Cl – Class

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Select Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 93.9%
Consumer Discretionary – 8.3%
Gap (a)	228,270	$4,269
Hilton Hotels	361,120	6,803
Lowe's (a)	47,970	2,607
Marvel Enterprises* (a)	27,960	407
Sherwin Williams (a)	93,510	4,111
Time Warner* (a)	339,460	5,479
Yum! Brands (a)	16,450	669
		24,345
Consumer Staples – 7.8%
Altria Group	17,550	826
Avon Products (a)	79,820	3,486
Clorox	88,565	4,720
PepsiCo	60,020	2,920
Procter & Gamble	127,988	6,927
Sysco (a)	24,810	742
Wal-Mart Stores	61,086	3,250
		22,871
Energy – 11.0%
Apache	88,552	4,437
BP, ADR	119,340	6,866
ChevronTexaco	22,700	1,218
ConocoPhillips	12,901	1,069
EOG Resources (a)	33,740	2,222
Exxon Mobil	154,430	7,464
Halliburton (a)	119,106	4,013
National-Oilwell* (a)	92,940	3,054
Schlumberger	28,100	1,891
		32,234
Financials – 19.9%
Allstate (a)	58,352	2,800
American Express (a)	30,010	1,544
American International Group	114,057	7,755
Bank of America	168,658	7,308
Capital One Financial (a)	35,500	2,623
CIT Group	93,370	3,491
Citigroup	226,960	10,013
Fannie Mae (a)	43,645	2,767
Goldman Sachs Group (a)	28,951	2,699
Investors Financial Services (a)	25,960	1,172
J. P. Morgan Chase	135,713	5,392
Lehman Brothers Holdings (a)	12,720	1,014
MBNA	115,840	2,919
Merrill Lynch (a)	31,750	1,579
PMI Group (a)	26,720	1,084
State Street (a)	54,370	2,322
Wells Fargo (a)	32,160	1,918
		58,400
Health Care – 15.5%
Aetna (a)	20,910	2,089
Boston Scientific*	63,830	2,536
Caremark Rx* (a)	91,380	2,931
CIGNA (a)	12,690	884
Johnson & Johnson (a)	172,771	9,732
McKesson HBOC	97,740	2,507
Medtronic (a)	71,785	3,726

Large Cap Select Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Pfizer	247,918	$7,586
Quest Diagnostics (a)	16,440	1,450
St. Jude Medical* (a)	29,240	2,201
Teva Pharmaceutical Industries, ADR (a)	86,220	2,237
UnitedHealth Group (a)	45,144	3,329
Varian Medical Systems*	21,520	744
Wyeth Pharmaceuticals	62,100	2,323
Zimmer Holdings*	13,710	1,084
		45,359
Industrials – 9.3%
3M	28,614	2,288
Danaher (a)	52,200	2,677
Eaton	42,340	2,685
Emerson Electric	70,400	4,357
General Electric	168,468	5,657
Tyco International (a)	142,370	4,365
United Technologies	23,195	2,166
Waste Management	108,230	2,959
		27,154
Information Technology – 16.6%
CDW (a)	32,810	1,904
Cisco Systems*	180,539	3,268
Dell*	52,502	1,869
eBay* (a)	13,650	1,255
Hewlett-Packard	149,160	2,797
Intel	311,496	6,249
Microsoft	53,006	1,466
Motorola (a)	335,000	6,044
National Semiconductor*	150,820	2,336
NCR* (a)	283,120	14,040
QUALCOMM	81,746	3,191
Research in Motion* (a)	27,780	2,121
Xilinx (a)	40,250	1,087
Yahoo!* (a)	28,560	968
		48,595
Materials – 3.2%
Dow Chemical	126,500	5,715
MeadWestvaco	44,530	1,420
Weyerhaeuser	32,880	2,186
		9,321
Telecommunication Services – 1.4%
BellSouth (a)	47,470	1,287
SBC Communications (a)	45,040	1,169
Verizon Communications (a)	40,658	1,601
		4,057
Utilities – 0.9%
Exelon (a)	18,702	686
TXU (a)	43,200	2,070
		2,756
Total Common Stocks (Cost $262,813)		275,092
Short-Term Investments – 5.7%
U.S. Treasury Obligation – 0.6%
U.S. Treasury Bill (b) 1.895%, 03/03/05	$1,700	1,686
Total U.S. Treasury Obligation		1,686

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Large Cap Select Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Affiliated Money Market Fund – 5.1%
First American Prime Obligations Fund, Cl Z (c)	14,834,660	$14,835
Total Affiliated Money Market Fund		14,835
Total Short-Term Investments (Cost $16,521)		16,521
Investments Purchased with Proceeds from Securities Lending – 37.4%
Commercial Paper – 12.1%
Bluegrass
1.881%, 05/18/05	$462	462
1.891%, 08/18/05	367	367
Concord Minutemen Capital
1.650%, 10/01/04	758	758
1.680%, 10/05/04	1,684	1,684
1.720%, 10/06/04	1,244	1,244
1.740%, 10/14/04	833	833
Descartes Funding Trust 1.760%, 11/15/04	935	935
Ford Credit Floor Plan
1.622%, 10/05/04	1,870	1,870
1.526%, 10/06/04	1,310	1,310
1.655%, 10/22/04	411	411
Goldman Sachs 1.975%, 01/18/05	935	935
Independence 1.830%, 04/15/05	1,156	1,156
Jupiter Securities Corp 1.793%, 10/21/04	3,556	3,556
Lakeside Funding 1.790%, 10/08/04	1,983	1,983
Landesbank Baden 1.480%, 11/12/04	373	373
Leaf's LLC 1.821%, 04/20/05	1,029	1,029
Liquid Funding
1.743%, 10/13/04	1,309	1,309
1.830%, 05/25/05	935	935
MBNA Credit
1.683%, 10/12/04	909	909
1.764%, 10/26/04	504	504
Main Street Warehouse
1.742%, 10/04/04	1,235	1,235
1.683%, 10/04/04	1,525	1,525
1.742%, 10/08/04	935	935
1.742%, 10/08/04	935	935
Mortgage Interest Network
1.752%, 10/12/04	617	617
1.763%, 10/14/04	654	654
Netexis Banques 1.700%, 12/16/04	932	932
Orchard Park
1.796%, 04/06/05	936	936
1.766%, 07/06/05	1,931	1,931
Park Granada LLC
1.622%, 10/01/04	1,646	1,646
1.743%, 10/13/04	1,066	1,066
Sigma Finance 1.512%, 11/29/04	466	466
Total Commercial Paper		35,441

Large Cap Select Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Corporate Obligations – 10.0%
Allstate Life Global
1.780%, 10/14/05	$1,871	$1,871
1.750%, 10/14/05	468	468
Bayer Landbank NY 1.830%, 06/24/05	1,777	1,777
Blue Heron Funding 1.850%, 05/18/05	524	524
Castle Hill III 1.910%, 09/15/15	561	561
Depfa Bank PLC 1.860%, 06/15/05	935	935
Duke Funding VI 1.320%, 04/08/05	1,132	1,132
General Electric Capital Corporation 1.838%, 10/07/05	936	936
Jackson National Life 1.760%, 04/15/05	935	935
Jefferson Pilot 1.788%, 08/17/05	935	935
Liquid Funding 1.840%, 06/28/05	842	842
Merrill Lynch 1.696%, 10/01/05	1,871	1,871
Metlife Global Funding
1.800%, 10/14/05	1,123	1,123
1.880%, 10/28/05	786	786
Morgan Stanley 1.850%, 12/26/08	936	936
Natexis Banq NY 1.920%, 07/12/05	1,029	1,029
Northlake CDO 1.895%, 03/07/05	561	561
Premium Asset Trust
1.848%, 12/22/04	702	702
1.760%, 05/13/05	1,310	1,310
1.740%, 06/01/05	2,788	2,788
1.770%, 10/14/05	748	748
REMAC 1.840%, 09/29/05	1,029	1,029
RMAC 1.740%, 06/12/05	1,079	1,079
SMM Trust 2004 1.833%, 09/23/05	1,740	1,740
Societe Generale NYC 1.960%, 12/08/04	1,871	1,871
Svenska Handl 1.170%, 10/21/04	935	935
Total Corporate Obligations		29,424
Other Short-Term Investments – 2.6%
ARLO III Ltd
2.000%, 09/28/05	2,806	2,806
Commonwealth Life
2.115%, 12/31/04 (d)	945	945
General Electric Capital Assurance
1.980%, 01/19/05	374	374
HBOS Treasury Services
1.640%, 11/01/05	1,029	1,029
Security Life of Denver
1.900%, 12/30/04	2,432	2,432
Total Other Short-Term Investments		7,586

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Select Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Repurchase Agreements – 12.7%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $1,870,984 (collateralized by various securities: Total market value $1,909,339)	$1,871	$1,871
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $563,961 (collateralized by various securities: Total market value $572,689)	561	561
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $3,741,958 (collateralized by corporate securities: Total market value $3,962,338)	3,742	3,742
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $935,489 (collateralized by various securities: Total market value $956,267)	935	935
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $935,489 (collateralized by various securities: Total market value $954,161)	935	935
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $5,612,938 (collateralized by U.S. government securities: Total market value $5,724,960)	5,613	5,613
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,309,688 (collateralized by various securities: Total market value $1,350,120)	1,310	1,310
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $561,295 (collateralized by various securities: Total market value $578,637)	561	561
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $561,295 (collateralized by U.S. government securities: Total market value $578,636)	561	561
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,403,238 (collateralized by corporate securities: Total market value $1,446,563)	1,403	1,403
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $2,340,264 (collateralized by corporate securities: Total market value $2,386,338)	2,338	2,338
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $1,404,197 (collateralized by U.S. government securities: Total market value $1,446,563)	1,403	1,403

Large Cap Select Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $944,492 (collateralized by corporate securities: Total market value $954,542)	$935	$935
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $3,741,970 (collateralized by collateralized mortgage obligations: Total market value $3,816,591)	3,742	3,742
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $5,612,932 (collateralized by U.S. government securities: Total market value $5,724,977)	5,613	5,613
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $3,741,957 (collateralized by collateralized mortgage obligations: Total market value $4,114,369)	3,742	3,742
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,870,978 (collateralized by corporate securities: Total market value $1,964,463)	1,871	1,871
Total Repurchase Agreements (Cost $37,136)		37,136
Total Investments Purchased with Proceeds from Securities Lending (Cost $109,587)		109,587
Total Investments – 137.0% (Cost $388,921)		401,200
Other Assets and Liabilities, Net – (37.0)%		(108,349)
Total Net Assets – 100.0%		$292,851

* Non-income producing security

(a)  This security or a portion of this security is out to loan at September 30, 2004. Total loaned securities had a market value of $106,469,426 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

ADR – American Depositary Receipt

Cl – Class

Schedule of Open Futures Contracts

Description	Number of Contracts	Market Value Covered By Contracts	Settlement Month	Unrealized Depreciation
S&P 500 Index Futures Contracts purchased	58	$16,165	Dec. 04	$(165)

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Large Cap Value Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 98.4%
Consumer Discretionary – 11.2%
Gap (a)	703,140	$13,149
Hilton Hotels (a)	1,447,350	27,268
McDonald's	629,020	17,631
McGraw-Hill	84,310	6,719
Sherwin Williams (a)	544,550	23,938
Time Warner* (a)	2,571,750	41,508
		130,213
Consumer Staples – 4.3%
Altria Group	182,670	8,593
Clorox	293,680	15,653
H.J. Heinz	386,250	13,913
Kimberly-Clark	188,670	12,186
		50,345
Energy – 15.4%
Apache	240,944	12,074
BP, ADR	413,510	23,789
ChevronTexaco (a)	223,840	12,007
ConocoPhillips	161,950	13,418
EOG Resources (a)	249,100	16,403
Exxon Mobil	1,242,044	60,028
Halliburton (a)	742,020	24,999
National-Oilwell* (a)	484,000	15,904
		178,622
Financials – 29.0% (b)
ACE	230,250	9,224
Allstate (a)	258,960	12,427
American Express (a)	248,520	12,789
American International Group	406,750	27,655
Bank of America	1,179,076	51,089
CIT Group	476,150	17,803
Citigroup	1,001,222	44,174
City National (a)	93,510	6,073
Genworth Financial (a)	463,650	10,803
Goldman Sachs Group (a)	158,430	14,772
J. P. Morgan Chase	661,976	26,300
Marshall & Ilsley (a)	154,270	6,217
MBNA	369,040	9,300
Merrill Lynch (a)	251,660	12,513
Northern Trust (a)	202,220	8,251
PMI Group (a)	297,350	12,066
State Street (a)	250,460	10,697
TCF Financial (a)	353,780	10,716
Wachovia	306,600	14,395
Wells Fargo (a)	345,280	20,589
		337,853
Health Care – 5.3%
Boston Scientific* (a)	156,100	6,202
CIGNA (a)	170,320	11,859
Johnson & Johnson (a)	321,020	18,083
McKesson HBOC	318,970	8,182
Merck	175,540	5,793
Wyeth Pharmaceuticals	302,260	11,305
		61,424

Large Cap Value Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Industrials – 10.4%
Eaton (a)	229,700	$14,565
Emerson Electric	485,390	30,041
General Dynamics (a)	98,250	10,031
General Electric	960,610	32,257
Honeywell International	176,990	6,347
Tyco International (a)	459,780	14,097
Waste Management	495,900	13,558
		120,896
Information Technology – 8.3%
Computer Associates International (a)	470,640	12,378
Hewlett-Packard (a)	1,152,788	21,615
Intuit* (a)	207,310	9,412
Motorola (a)	1,039,000	18,744
National Semiconductor* (a)	607,480	9,410
NCR* (a)	510,550	25,318
		96,877
Materials – 6.5%
Dow Chemical	728,140	32,897
MeadWestvaco	438,610	13,992
Weyerhaeuser	425,750	28,304
		75,193
Telecommunication Services – 4.0%
BellSouth (a)	546,320	14,816
SBC Communications (a)	482,166	12,512
Verizon Communications (a)	485,442	19,117
		46,445
Utilities – 4.0%
Entergy	237,790	14,412
Exelon (a)	400,460	14,693
TXU (a)	354,410	16,983
		46,088
Total Common Stocks (Cost $1,020,279)		1,143,956
Affiliated Money Market Fund – 0.8%
First American Prime Obligations Fund, Cl Z (c)	9,236,432	9,236
Total Affiliated Money Market Fund (Cost $9,236)		9,236
Investments Purchased with Proceeds from Securities Lending – 34.0%
Commercial Paper – 11.0%
Bluegrass
1.881%, 05/18/05	$1,666	1,666
1.891%, 08/18/05	1,324	1,324
Concord Minutemen Capital
1.650%, 10/01/04	2,736	2,736
1.680%, 10/05/04	6,079	6,079
1.720%, 10/06/04	4,492	4,492
1.740%, 10/14/04	3,006	3,006
Descartes Funding Trust 1.760%, 11/15/04	3,377	3,377
Ford Credit Floor Plan
1.622%, 10/05/04	6,753	6,753
1.526%, 10/06/04	4,728	4,728
1.655%, 10/22/04	1,484	1,484

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Large Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 1.975%, 01/18/05	$3,377	$3,377
Independence 1.830%, 4/15/05	4,174	4,174
Jupiter Securities Corp 1.793%, 10/21/04	12,838	12,838
Lakeside Funding 1.790%, 10/08/04	7,160	7,160
Landesbank Baden 1.480%, 11/12/04	1,348	1,348
Leaf's LLC 1.821%, 4/20/05	3,715	3,715
Liquid Funding
1.743%, 10/13/04	4,725	4,725
1.830%, 05/25/05	3,377	3,377
MBNA Credit
1.683%, 10/12/04	3,283	3,283
1.764%, 10/26/04	1,822	1,822
Main Street Warehouse
1.742%, 10/04/04	4,457	4,457
1.683%, 10/04/04	5,505	5,505
1.742%, 10/08/04	3,376	3,376
1.742%, 10/08/04	3,377	3,377
Mortgage Interest Network
1.752%, 10/12/04	2,228	2,228
1.763%, 10/14/04	2,363	2,363
Netexis Banques 1.700%, 12/16/04	3,364	3,364
Orchard Park
1.796%, 04/06/05	3,377	3,377
1.766%, 07/06/05	6,970	6,970
Park Granada LLC
1.622%, 10/01/04	5,944	5,944
1.743%, 10/13/04	3,848	3,848
Sigma Finance 1.512%, 11/29/04	1,684	1,684
Total Commercial Paper		127,957
Corporate Obligations – 9.1%
Allstate Life Global
1.780%, 10/14/05	6,755	6,755
1.750%, 10/14/05	1,689	1,689
Bayer Landbank NY 1.830%, 06/24/05	6,416	6,416
Blue Heron Funding 1.850%, 05/18/05	1,891	1,891
Castle Hill III 1.910%, 09/15/15	2,026	2,026
Depfa Bank PLC 1.860%, 06/15/05	3,376	3,376
Duke Funding VI 1.320%, 04/08/05	4,087	4,087
General Electric Capital Corporation 1.838%, 10/07/05	3,381	3,381
Jackson National Life 1.760%, 04/15/05	3,377	3,377
Jefferson Pilot 1.788%, 08/17/05	3,377	3,377
Liquid Funding 1.840%, 06/28/05	3,039	3,039
Merrill Lynch 1.696%, 10/01/05	6,755	6,755

Large Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Metlife Global Funding
1.800%, 10/14/05	$4,053	$4,053
1.880%, 10/28/05	12,838	2,838
Morgan Stanley 1.850%, 12/26/08	3,377	3,377
Natexis Banq NY 1.920%, 7/12/05	3,715	3,715
Northlake CDO 1.895%, 3/07/05	2,026	2,026
Premium Asset Trust
1.848%, 12/22/04	2,533	2,533
1.760%, 5/13/05	4,728	4,728
1.740%, 6/01/05	10,065	10,065
1.770%, 10/14/05	2,702	2,702
REMAC 1.840%, 9/29/05	3,715	3,715
RMAC 1.740%, 6/12/05	3,897	3,897
SMM Trust 2004 1.833%, 9/23/05	6,282	6,282
Societe Generale NYC 1.960%, 12/08/04	6,755	6,755
Svenska Handl 1.170%, 10/21/04	3,377	3,377
Total Corporate Obligations		106,232
Other Short-Term Investments – 2.4%
ARLO III Ltd 2.000%, 9/28/05	10,132	10,132
Commonwealth Life 2.115%, 12/31/04 (d)	3,410	3,410
General Electric Capital Assurance 1.980%, 1/19/05	1,351	1,351
HBOS Treasury Services 1.640%, 11/01/05	3,714	3,714
Security Life of Denver 1.900%, 12/30/04	8,781	8,781
Total Other Short-Term Investments		27,388
Repurchase Agreements – 11.5%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $6,755,021 (collateralized by various securities: Total market value $6,893,497)	6,755	6,755
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $2,036,131 (collateralized by various securities: Total market value $2,067,642)	2,027	2,027
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $13,510,005 (collateralized by corporate securities: Total market value $14,305,667)	13,509	13,509
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $3,377,499 (collateralized by various securities: Total market value $3,452,518)	3,377	3,377

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Large Cap Value Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $3,377,499 (collateralized by various securities: Total market value $3,444,911)	$3,377	$3,377
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $20,265,010 (collateralized by U.S. government securities: Total market value $20,669,455)	20,264	20,264
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $4,728,512 (collateralized by various securities: Total market value $4,874,488)	4,728	4,728
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,026,505 (collateralized by various securities: Total market value $2,089,116)	2,026	2,026
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,026,505 (collateralized by U.S. government securities: Total market value $2,089,115)	2,026	2,026
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $5,066,263 (collateralized by corporate securities: Total market value $5,222,685)	5,066	5,066
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $8,449,313 (collateralized by corporate securities: Total market value $8,615,660)	8,443	8,443
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $5,069,727 (collateralized by U.S. government securities: Total market value $5,222,686)	5,066	5,066
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $3,410,003 (collateralized by corporate securities: Total market value $3,446,290)	3,377	3,377
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $13,510,046 (collateralized by collateralized mortgage obligations: Total market value $13,779,461)	13,509	13,509
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $20,264,988 (collateralized by U.S. government securities: Total market value $20,669,517)	20,264	20,264
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $13,510,001 (collateralized by collateralized mortgage obligations: Total market value $14,854,562)	13,509	13,509

Large Cap Value Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $6,754,999 (collateralized by corporate securities: Total market value $7,092,516)	$6,755	$6,755
Total Repurchase Agreements (Cost $134,078)		134,078
Total Investments Purchased with Proceeds from Securities Lending (Cost $395,655)		395,655
Total Investments – 133.2% (Cost $1,425,170)		1,548,847
Other Assets and Liabilities, Net – (33.2)%		(385,793)
Total Net Assets – 100.0%		$1,163,054

* Non-income producing security

(a)  This security or a portion of this security is out to loan at September 30, 2004. Total loaned securities had a market value of $384,356,089 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

ADR – American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Assets and Liabilities September 30, 2004, in thousands, except for per share data

	Large Cap Growth Opportunities Fund	Large Cap Select Fund	Large Cap Value Fund
ASSETS:
Investments in unaffiliated securities, at value*†	$1,696,129	$349,229	$1,405,533
Investments in affiliated money market fund, at value**	30,950	14,835	9,236
Repurchase agreements, at value***	192,813	37,136	134,078
Cash****	78	55	54
Receivable for dividends and interest	606	187	1,200
Receivable for investment securities sold	33,088	1,663	15,368
Receivable for capital shares sold	371	79	263
Prepaid expenses and other assets	38	31	37
Total assets	1,954,073	403,215	1,565,769
LIABILITIES:
Payable for investment securities purchased	40,675	514	3,694
Payable upon return of securities loaned	569,049	109,602	395,709
Payable for capital shares redeemed	4,253	91	2,435
Payable for variation margin	-	3	-
Payable for advisory, co-administration, and custodian fees	946	151	821
Payable for distribution and shareholder servicing fees	55	1	47
Accrued expenses and other liabilities	10	2	9
Total liabilities	614,988	110,364	402,715
Net assets	$1,339,085	$292,851	$1,163,054
COMPOSITION OF NET ASSETS:
Portfolio capital	$1,429,288	$277,647	$1,100,666
Undistributed (distributions in excess of) net investment income	(2)	18	119
Accumulated net realized gain (loss) on investments	(185,988)	3,072	(61,408)
Net unrealized appreciation of investments	95,787	12,279	123,677
Net unrealized depreciation of futures contracts	-	(165)	-
Net assets	$1,339,085	$292,851	$1,163,054
* Investments in unaffiliated securities, at cost	$1,600,342	$336,950	$1,281,856
** Investments in affiliated money market fund, at cost	$30,950	$14,835	$9,236
*** Investments in repurchase agreements, at cost	$192,813	$37,136	$134,078
**** Includes cash related to securities loaned	$78	$15	$54
† Including securities loaned, at value	$552,689	$106,469	$384,356
Class A:
Net assets	$112,379	$714	$113,683
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	4,495	57	6,604
Net asset value and redemption price per share	$25.00	$12.52	$17.21
Maximum offering price per share (1)	$26.46	$13.25	$18.21
Class B:
Net assets	$25,633	$270	$21,829
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	1,067	22	1,294
Net asset value, offering price and redemption price per share (2)	$24.02	$12.41	$16.87
Class C:
Net assets	$12,811	$59	$6,344
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	523	5	372
Net asset value, offering price and redemption price per share (2)	$24.51	$12.43	$17.07
Class R:
Net assets	$1	$1	$1
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-	-
Net asset value, offering price, and redemption price per share	$24.98	$12.49	$17.22
Class Y:
Net assets	$1,188,261	$291,807	$1,021,197
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	46,354	23,293	59,162
Net asset value, offering price, and redemption price per share	$25.63	$12.53	$17.26

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

	Large Cap Growth Opportunities Fund	Large Cap Select Fund	Large Cap Value Fund
INVESTMENT INCOME:
Interest from unaffiliated securities	$-	$14	$-
Dividends from affiliated money market fund	163	172	79
Dividends from unaffiliated securities	13,588	3,150	23,703
Less: Foreign taxes withheld	(66)	(11)	(43)
Securities lending	299	34	193
Other income	6	-	86
Total investment income	13,990	3,359	24,018
EXPENSES:
Investment advisory fees	8,840	1,488	7,547
Co-administration fees and expenses (including transfer agency fees)	3,608	625	3,082
Custodian fees	136	23	116
Directors' fees	34	5	27
Registration fees	19	38	22
Professional fees	65	11	54
Printing	47	8	41
Other	60	10	51
Distribution and shareholder servicing fees – Class A	271	2	260
Distribution and shareholder servicing fees – Class B	335	2	287
Distribution and shareholder servicing fees – Class C	146	1	71
Distribution and shareholder servicing fees – Class R	23	-	34
Total expenses	13,584	2,213	11,592
Less: Fee waivers	(569)	(148)	(490)
Total net expenses	13,015	2,065	11,102
Investment income – net	975	1,294	12,916
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS – NET:
Net realized gain on investments	81,430	2,068	109,490
Net realized gain on futures contracts	-	1,671	-
Net change in unrealized appreciation or depreciation of investments	36,383	9,176	44,184
Net change in unrealized appreciation or depreciation of futures contracts	-	(50)	-
Net gain on investments and futures contracts	117,813	12,865	153,674
Net increase in net assets resulting from operations	$118,788	$14,159	$166,590

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Changes in Net Assets in thousands

	Large Cap Growth Opportunities Fund		Large Cap Select Fund		Large Cap Value Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	1/31/03 (2) to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
OPERATIONS:
Investment income – net	$975	$2,263	$1,294	$212	$12,916	$15,213
Net realized gain (loss) on investments	81,430	(8,348)	2,068	645	109,490	(74,910)
Net realized gain on futures	-	-	1,671	244	-	-
Net change in unrealized appreciation or depreciation of investments	36,383	181,534	9,176	3,103	44,184	235,175
Net change in unrealized appreciation or depreciation of futures contracts	-	-	(50)	(115)	-	-
Net increase in net assets resulting from operations	118,788	175,449	14,159	4,089	166,590	175,478
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(50)	(72)	(2)	-	(930)	(1,096)
Class B	-	(1)	-	-	(107)	(194)
Class C	-	(2)	-	-	(25)	(42)
Class R	(7)	(15)	-	-	(126)	(325)
Class Y	(1,127)	(2,319)	(1,279)	(207)	(11,517)	(13,005)
Net realized gain on investments:
Class A	-	-	(3)	-	-	-
Class B	-	-	(1)	-	-	-
Class Y	-	-	(1,552)	-	-	-
Return of capital:
Class A	(11)	-	-	-	-	(9)
Class B (3)	-	-	-	-	-	(3)
Class C (3)	-	-	-	-	-	(1)
Class R	(1)	-	-	-	-	(3)
Class Y	(249)	-	-	-	-	(91)
Total distributions	(1,445)	(2,409)	(2,837)	(207)	(12,705)	(14,769)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	40,942	14,680	973	207	38,252	12,490
Reinvestment of distributions	59	68	5	-	878	1,055
Payments for redemptions	(30,173)	(16,989)	(501)	(1)	(26,540)	(24,446)
Shares issued in connection with the acquisition of Fund net assets	-	56,074	-	-	-	-
Increase (decrease) in net assets from Class A transactions	10,828	53,833	477	206	12,590	(10,901)
Class B:
Proceeds from sales	2,182	1,467	204	110	909	1,108
Reinvestment of distributions	-	1	1	-	106	195
Payments for redemptions	(18,001)	(6,688)	(57)	-	(14,541)	(9,181)
Shares issued in connection with the acquisition of Fund net assets	-	33,725	-	-	-	-
Increase (decrease) in net assets from Class B transactions	(15,819)	28,505	148	110	(13,526)	(7,878)
Class C:
Proceeds from sales	1,418	3,480	49	32	808	1,111
Reinvestment of distributions	-	2	-	-	25	42
Payments for redemptions	(5,343)	(2,744)	(19)	(7)	(2,322)	(2,932)
Shares issued in connection with the acquisition of Fund net assets	-	11,793	-	-	-	-
Increase (decrease) in net assets from Class C transactions	(3,925)	12,531	30	25	(1,489)	(1,779)
Class R:
Proceeds from sales	1,810	5,934	1	1	2,695	7,302
Reinvestment of distributions	7	12	-	-	125	323
Payments for redemptions	(19,633)	(3,637)	(1)	-	(29,940)	(11,536)
Shares issued in connection with the acquisition of Fund net assets	-	8,878	-	-	-	-
Increase (decrease) in net assets from Class R transactions	(17,816)	11,187	-	1	(27,120)	(3,911)
Class Y:
Proceeds from sales	312,207	293,846	169,597	123,607	216,890	148,267
Reinvestment of distributions	725	955	2,310	126	7,917	8,829
Payments for redemptions	(299,071)	(317,222)	(17,779)	(1,211)	(210,060)	(245,103)
Shares issued in connection with the acquisition of Fund net assets	-	418,499	-	-	-	-
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	273,701	-	-	-	-
Increase (decrease) in net assets from Class Y transactions	13,861	669,779	154,128	122,522	14,747	(88,007)
Increase (decrease) in net assets from capital share transactions	(12,871)	775,835	154,783	122,864	(14,798)	(112,476)
Total increase in net assets	104,472	948,875	166,105	126,746	139,087	48,233
Net assets at beginning of period	1,234,613	285,738	126,746	-	1,023,967	975,734
Net assets at end of period	$1,339,085	$1,234,613	$292,851	$126,746	$1,163,054	$1,023,967
Undistributed (distributions in excess of) net investment income at end of period	$(2)	$212	$18	$5	$119	$-

  (1)  See note 4 in Notes to Financial Statements for additional information.

  (2)  Commencement of operations.

  (3)  For the Large Cap Growth Opportunities Fund for the period 10/1/03 to 9/30/04 and due to the presentation of the financial statements in thousands, the numbers round to zero.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Distributions from Return of Capital		Net Asset Value End of Period	Total Return (10)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Large Cap Growth Opportunities Fund (1) (2)
Class A
2004		$22.84	$(0.03)	$2.20	$(0.01)	$-	$-	(11)	$25.00	9.52%	$112,379	1.15%	(0.13)%	1.19%	(0.17)%	113%
2003		19.16	-	3.73	(0.05)	-	-		22.84	19.50	93,331	1.15	(0.02)	1.19	(0.06)	83
2002		24.44	-	(5.23)	(0.05)	-	-		19.16	(21.46)	24,647	1.15	(0.02)	1.22	(0.09)	43
2001	(3)	43.33	(0.01)	(14.00)	-	(4.88)	-		24.44	(35.83)	34,330	1.20	(0.04)	1.24	(0.08)	40
2000	(4)	37.96	(0.15)	7.55	-	(2.03)	-		43.33	19.92	51,232	1.20	(0.35)	1.21	(0.36)	60
1999	(4)	35.72	(0.12)	6.42	(0.02)	(4.04)	-		37.96	17.92	47,238	1.19	(0.31)	1.20	(0.32)	59
Class B
2004		$22.10	$(0.21)	$2.13	$-	$-	$-	(11)	$24.02	8.69%	$25,633	1.90%	(0.87)%	1.94%	(0.91)%	113%
2003		18.64	(0.18)	3.64	-	-	-		22.10	18.58	37,853	1.90	(0.84)	1.94	(0.88)	83
2002		23.94	(0.18)	(5.09)	(0.03)	-	-		18.64	(22.06)	2,928	1.90	(0.75)	1.97	(0.82)	43
2001	(3)	42.80	(0.22)	(13.76)	-	(4.88)	-		23.94	(36.28)	2,954	1.93	(0.79)	1.97	(0.83)	40
2000	(4)	37.78	(0.47)	7.52	-	(2.03)	-		42.80	19.06	1,483	1.95	(1.10)	1.96	(1.11)	60
1999	(4) (5)	36.92	(0.29)	1.15	-	-	-		37.78	2.33	722	1.96	(1.17)	1.97	(1.18)	59
Class C
2004		$22.55	$(0.21)	$2.17	$-	$-	$-	(11)	$24.51	8.69%	$12,811	1.90%	(0.87)%	1.94%	(0.91)%	113%
2003		19.03	(0.18)	3.72	(0.02)	-	-		22.55	18.60	15,365	1.90	(0.81)	1.94	(0.85)	83
2002		24.44	(0.18)	(5.19)	(0.04)	-	-		19.03	(22.03)	476	1.90	(0.73)	1.97	(0.80)	43
2001	(6)	23.75	-	0.69	-	-	-		24.44	2.95	-	-	-	-	-	40
Class R
2004	(7)	$22.85	$(0.02)	$2.16	$(0.01)	$-	$-	(11)	$24.98	9.38%	$1	1.15%	(0.08)%	1.19%	(0.12)%	113%
2003		19.17	-	3.73	(0.05)	-	-		22.85	19.51	15,890	1.15	(0.01)	1.19	(0.05)	83
2002		24.45	-	(5.23)	(0.05)	-	-		19.17	(21.45)	2,376	1.15	-	1.22	(0.07)	43
2001	(8)	35.53	(0.01)	(11.07)	-	-	-		24.45	(31.16)	2,802	1.18	(0.03)	1.22	(0.07)	40
Class Y
2004		$23.38	$0.03	$2.25	$(0.02)	$-	$(0.01)		$25.63	9.76%	$1,188,261	0.90%	0.13%	0.94%	0.09%	113%
2003		19.59	0.07	3.80	(0.08)	-	-		23.38	19.78	1,072,174	0.90	0.31	0.94	0.27	83
2002		24.93	0.06	(5.33)	(0.07)	-	-		19.59	(21.23)	255,311	0.90	0.24	0.97	0.17	43
2001	(3)	44.00	0.06	(14.25)	-	(4.88)	-		24.93	(35.70)	316,213	0.94	0.20	0.98	0.16	40
2000	(4)	38.42	(0.04)	7.65	-	(2.03)	-		44.00	20.24	339,166	0.95	(0.10)	0.96	(0.11)	60
1999	(4)	36.05	(0.02)	6.47	(0.04)	(4.04)	-		38.42	18.18	306,832	0.94	(0.06)	0.95	(0.07)	59
Large Cap Select Fund (2) (9)
Class A
2004		$11.45	$0.04	$1.19	$(0.05)	$(0.11)	$-		$12.52	10.82%	$714	1.15%	0.30%	1.21%	0.24%	67%
2003		10.00	0.03	1.46	(0.04)	-	-		11.45	14.91	215	1.15	0.42	1.24	0.33	65
Class B
2004		$11.41	$(0.06)	$1.18	$(0.01)	$(0.11)	$-		$12.41	9.89%	$270	1.90%	(0.44)%	1.96%	(0.50)%	67%
2003		10.00	(0.03)	1.45	(0.01)	-	-		11.41	14.18	113	1.90	(0.35)	1.99	(0.44)	65
Class C
2004		$11.42	$(0.06)	$1.19	$(0.01)	$(0.11)	$-		$12.43	9.98%	$59	1.90%	(0.45)%	1.96%	(0.51)%	67%
2003		10.00	(0.02)	1.45	(0.01)	-	-		11.42	14.27	26	1.90	(0.32)	1.99	(0.41)	65
Class R
2004	(7)	$11.44	$0.02	$1.18	$(0.04)	$(0.11)	$-		$12.49	10.60%	$1	1.32%	0.18%	1.38%	0.12%	67%
2003		10.00	0.03	1.44	(0.03)	-	-		11.44	14.76	1	1.15	0.39	1.24	0.30	65
Class Y
2004		$11.45	$0.07	$1.19	$(0.07)	$(0.11)	$-		$12.53	11.10%	$291,807	0.90%	0.57%	0.96%	0.51%	67%
2003		10.00	0.05	1.45	(0.05)	-	-		11.45	15.02	126,391	0.90	0.71	0.99	0.62	65

  (1)  The financial highlights for the Large Cap Growth Opportunities Fund as set forth herein include the historical financial highlights of the Firstar Large Cap
Core Equity Fund. The assets of the Firstar Fund were acquired by the First American Large Cap Growth Opportunities Fund on September 24, 2001.
In connection with such acquisition, (i) Class A shares of the Firstar Large Cap Core Fund were exchanged for Class A shares of the First American Large
Cap Growth Opportunities Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated Class R shares) of the First American Fund, and (iv) Firstar Class Institutional shares were exchanged for
Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000, to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30.
All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal period ended October 31.

  (5)  Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  Commenced operations on January 31, 2003. All ratios for the period have been annualized, except total return and portfolio turnover.

  (10)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

  (11)  Includes a tax return of capital of less than $0.01.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (4)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Large Cap Value Fund
Class A
2004	(1)	$14.97	$0.15	$2.24	$(0.15)	$-	$17.21	16.01%	$113,683	1.15%	0.91%	1.19%	0.87%	104%
2003	(1)	12.77	0.18	2.20	(0.18)	-	14.97	18.71	88,024	1.15	1.30	1.20	1.25	94
2002	(1)	15.98	0.14	(3.21)	(0.14)	-	12.77	(19.37)	85,182	1.15	0.86	1.20	0.81	82
2001	(1)	20.59	0.16	(2.67)	(0.16)	(1.94)	15.98	(13.72)	94,064	1.05	0.88	1.15	0.78	64
2000		23.12	0.17	0.22	(0.17)	(2.75)	20.59	0.92	138,146	1.05	(0.45)	1.13	(0.53)	68
Class B
2004	(1)	$14.70	$0.03	$2.20	$(0.06)	$-	$16.87	15.19%	$21,829	1.90%	0.19%	1.94%	0.15%	104%
2003	(1)	12.55	0.08	2.15	(0.08)	-	14.70	17.83	30,987	1.90	0.56	1.95	0.51	94
2002	(1)	15.71	0.02	(3.15)	(0.03)	-	12.55	(19.96)	33,720	1.90	0.11	1.95	0.06	82
2001	(1)	20.30	0.02	(2.63)	(0.04)	(1.94)	15.71	(14.42)	38,108	1.80	0.13	1.90	0.03	64
2000		22.87	0.05	0.18	(0.05)	(2.75)	20.30	0.17	49,662	1.80	(1.20)	1.88	(1.28)	68
Class C
2004	(1)	$14.87	$0.03	$2.23	$(0.06)	$-	$17.07	15.21%	$6,344	1.90%	0.18%	1.94%	0.14%	104%
2003	(1)	12.70	0.08	2.17	(0.08)	-	14.87	17.76	6,844	1.90	0.56	1.95	0.51	94
2002	(1)	15.90	0.02	(3.19)	(0.03)	-	12.70	(19.97)	7,524	1.90	0.11	1.95	0.06	82
2001	(1)	20.51	0.02	(2.65)	(0.04)	(1.94)	15.90	(14.36)	10,141	1.80	0.12	1.90	0.02	64
2000		23.09	0.06	0.17	(0.06)	(2.75)	20.51	0.17	6,551	1.80	(1.20)	1.88	(1.28)	68
Class R (1)
2004	(2)	$14.96	$0.17	$2.23	$(0.14)	$-	$17.22	16.05%	$1	1.15%	1.00%	1.19%	0.96%	104%
2003		12.77	0.18	2.19	(0.18)	-	14.96	18.63	23,845	1.15	1.30	1.20	1.25	94
2002		15.97	0.13	(3.18)	(0.15)	-	12.77	(19.36)	24,129	1.15	0.90	1.20	0.85	82
2001	(3)	15.32	-	0.65	-	-	15.97	4.24	-	-	-	-	-	64
Class Y
2004	(1)	$15.01	$0.20	$2.24	$(0.19)	$-	$17.26	16.31%	$1,021,197	0.90%	1.17%	0.94%	1.13%	104%
2003	(1)	12.80	0.22	2.20	(0.21)	-	15.01	19.04	874,267	0.90	1.55	0.95	1.50	94
2002	(1)	16.02	0.18	(3.22)	(0.18)	-	12.80	(19.22)	825,179	0.90	1.11	0.95	1.06	82
2001	(1)	20.64	0.21	(2.68)	(0.21)	(1.94)	16.02	(13.53)	970,190	0.80	1.13	0.90	1.03	64
2000		23.17	0.23	0.21	(0.22)	(2.75)	20.64	1.17	1,186,787	0.80	(0.20)	0.88	(0.28)	68

  (1)  Per share data calculated using average shares outstanding method.

  (2)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (3)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Balanced Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 68.7%
Consumer Discretionary – 6.8%
American Eagle Outfitters	8,270	$305
Black & Decker (a)	2,182	169
CBRL Group	5,950	215
Collins & Aikman* (a)	30,730	128
Cooper Tire & Rubber	13,470	272
eBay* (a)	12,360	1,136
Entercom Communications*	5,880	192
Federated Department Stores	4,375	199
Fortune Brands	1,734	128
Gap (a)	209,830	3,924
Gray Television	20,120	239
Guitar Center*	3,230	140
Hilton Hotels	319,830	6,026
J.C. Penney	3,220	114
Kerzner International* (a)	7,340	323
Lear (a)	4,107	224
Lennar (a)	3,956	188
Life Time Fitness*	6,200	159
Limited Brands (a)	4,420	99
Liz Claiborne (a)	3,822	144
Lowe's (a)	30,080	1,635
Marriott International, Cl A	10,240	532
Marvel Enterprises* (a)	77,190	1,124
Men's Wearhouse* (a)	9,700	282
Michaels Stores	4,370	259
Panera Bread, Cl A* (a)	5,640	212
Petco Animal Supplies* (a)	2,130	70
Radio One* (a)	19,360	275
Ruby Tuesday (a)	15,100	421
Ryland Group (a)	1,950	181
Sherwin Williams	81,860	3,599
Sports Authority* (a)	3,430	80
Standard Pacific	1,510	85
Station Casinos (a)	8,950	439
Time Warner* (a)	255,345	4,121
Too*	7,160	129
WCI Communities* (a)	8,300	193
Yum! Brands (a)	37,035	1,506
		29,467
Consumer Staples – 4.8%
Avon Products (a)	73,130	3,194
Bunge Limited (a)	10,867	434
Clorox (a)	76,269	4,065
Dean Foods* (a)	3,831	115
PepsiCo	74,043	3,602
Procter & Gamble	104,110	5,634
Sysco	24,070	720
Wal-Mart Stores	63,040	3,354
		21,118
Energy – 7.3%
Apache	82,524	4,135
Ashland	9,550	536
BJ Services (a)	10,200	535
BP, ADR	87,840	5,053
ChevronTexaco (a)	15,600	837
ConocoPhillips	20,255	1,678

Balanced Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
ENSCO International	18,186	$594
EOG Resources (a)	25,530	1,681
Exxon Mobil	157,580	7,616
Halliburton	109,570	3,691
National-Oilwell* (a)	76,620	2,518
Newfield Exploration*	6,420	393
Rowan* (a)	5,610	148
Schlumberger	22,310	1,502
Ultra Petroleum*	8,453	415
Valero Energy	2,264	182
Varco International*	5,648	151
Western Gas Resources	6,800	194
W-H Energy Services*	8,760	182
		32,041
Financials – 14.4%
Affiliated Managers Group* (a)	1,350	72
Allstate (a)	81,612	3,917
Ambac Financial Group (a)	4,989	399
American Express	41,560	2,139
American International Group	103,089	7,009
Ameritrade Holding*	7,700	92
AmerUS Group, Cl A (a)	10,520	431
Bank Mutual	30,870	370
Bank of America (a)	158,452	6,866
Boston Properties (REIT)	5,128	284
Capital One Financial (a)	33,416	2,469
CIT Group	87,410	3,268
Citigroup	204,457	9,021
City National (a)	7,574	492
CoBiz (a)	4,580	76
Compass Bancshares (a)	3,035	133
Cullen/Frost Bankers	9,430	438
Developers Diversified Realty (REIT)	8,774	343
East West Bancorp	1,770	60
Everest Re Group	1,813	135
Fannie Mae (a)	29,230	1,853
First Financial Bankshares	1,790	72
First Niagara Financial Group (a)	25,840	346
General Growth Properties (REIT) (a)	19,728	612
Glacier Bancorp	10,750	313
Goldman Sachs Group (a)	40,988	3,822
Investors Financial Services (a)	43,802	1,977
J. P. Morgan Chase	128,180	5,093
Jefferies Group (a)	5,920	204
KNBT Bancorp	10,100	170
Lehman Brothers Holdings (a)	12,330	983
Manulife Financial	8,146	357
MBNA	106,228	2,677
Merrill Lynch (a)	23,850	1,186
Navigators Group*	5,930	173
New Alliance Bancshares	11,788	169
Providian Financial* (a)	21,140	328
Radian Group (a)	4,620	214
SAFECO	3,993	182
SouthTrust	9,400	392
State Street	37,870	1,617
TrustCo Bank Corporation of New York	14,300	183
Trustmark	4,730	147
W.R. Berkley	7,077	298

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Wells Fargo	24,560	$1,464
Winston Hotels (REIT)	7,280	78
		62,924
Health Care – 10.6%
Abgenix* (a)	16,695	165
Able Laboratories* (a)	13,920	267
Aetna (a)	24,259	2,424
AMERIGROUP*	5,660	318
Barr Pharmaceuticals*	7,463	309
Biosite* (a)	3,550	174
Boston Scientific* (a)	57,400	2,280
C.R Bard	6,072	344
Caremark Rx* (a)	62,097	1,991
CIGNA	1,710	119
Covance* (a)	10,820	432
Encysive Pharmaceuticals* (a)	13,360	121
Eyetech Pharmaceuticals* (a)	3,410	116
Genzyme*	4,230	230
Given Imaging* (a)	3,660	141
Human Genome Sciences* (a)	15,190	166
ImClone Systems*	1,590	84
INAMED*	1,970	94
Inveresk Research Group*	3,990	147
Johnson & Johnson (a)	145,337	8,187
McKesson HBOC (a)	97,500	2,501
Medicis, Cl A	4,880	190
Medtronic	67,831	3,520
Nektar Therapeutics*	8,990	130
NPS Pharmaceuticals* (a)	6,900	150
Ocular Sciences*	3,140	151
Onyx Pharmaceuticals* (a)	2,820	121
PerkinElmer	4,220	73
Pfizer	236,730	7,244
Protein Design Labs* (a)	10,520	206
Quest Diagnostics	11,200	988
Respironics*	3,360	180
SonoSite*	2,820	73
St. Jude Medical* (a)	18,620	1,402
Techne* (a)	3,410	130
Teva Pharmaceutical Industries, ADR (a)	89,262	2,316
Triad Hospitals*	4,480	154
UnitedHealth Group (a)	55,280	4,076
Urologix*	7,340	46
Varian Medical Systems* (a)	35,280	1,220
Wyeth	57,310	2,143
Zimmer Holdings* (a)	12,050	952
		46,075
Industrials – 7.7%
3M	33,096	2,647
Actuant, Cl A* (a)	5,500	227
AirTran Holdings*	25,680	256
Albany International, Cl A	7,490	223
Allied Waste Industries* (a)	8,500	75
American Standard*	7,377	287
Applied Signal Technology	10,390	332
ARAMARK, Cl B*	12,491	302
Chicago Bridge & Iron	15,480	464
Danaher (a)	40,680	2,086

Balanced Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Dun & Bradstreet* (a)	4,515	$265
Eaton	37,754	2,394
EGL* (a)	6,980	211
Emerson Electric	57,180	3,539
Fastenal (a)	1,895	109
General Electric	155,866	5,234
Genlyte Group*	4,870	314
Heartland Express	11,050	204
Hughes Supply (a)	8,240	248
Kennametal	8,780	396
Mercury Computer Systems* (a)	10,940	294
MTC Technologies*	15,450	427
Power-One* (a)	20,090	130
Republic Services	30,446	906
Roper Industries (a)	5,510	317
Ryder System (a)	6,010	283
Thomas Industries	4,350	137
Tyco International	117,890	3,614
United Defense Industries*	6,740	270
United Technologies	49,721	4,643
Waste Management	103,190	2,821
		33,655
Information Technology – 12.8%
Actel*	8,540	130
ADC Telecommunications* (a)	108,620	197
Adobe Systems (a)	4,270	211
Aeroflex*	10,500	111
Affiliated Computer Services, Cl A*	2,708	151
Altera* (a)	6,430	126
Analog Devices (a)	22,310	865
Apple Computer* (a)	8,624	334
Avaya*	6,760	94
Avnet*	13,420	230
Avocent*	7,810	203
BearingPoint*	41,050	367
Benchmark Electronics* (a)	11,340	338
Cabot Microelectronics* (a)	4,230	153
Carreker*	15,090	115
CDW (a)	39,169	2,273
Cisco Systems*	154,759	2,801
Dell*	74,877	2,666
Digitas*	17,030	132
eFunds*	6,000	112
Entegris*	14,150	118
Equinix* (a)	2,833	87
FactSet Research Systems (a)	11,350	547
Fiserv* (a)	10,270	358
Hewlett-Packard	149,570	2,804
Hyperion Solutions* (a)	10,650	362
Integrated Device Technology* (a)	15,270	146
Intel	283,703	5,691
Intersil, Cl A (a)	8,200	131
Intuit* (a)	2,560	116
Juniper Networks* (a)	11,160	263
Leadis Technology	1,480	17
Linear Technology (a)	2,400	87
Logitech International* (a)	12,710	614
Macrovision* (a)	17,050	411
Microchip Technology (a)	18,270	490

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Balanced Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Microsoft	46,227	$1,278
Motorola	328,010	5,917
MTS Systems	6,960	148
National Semiconductor* (a)	87,120	1,349
NCR* (a)	269,730	13,376
QLogic* (a)	8,510	252
QUALCOMM (a)	83,558	3,262
Research in Motion* (a)	27,810	2,123
SAFENET* (a)	16,300	430
Stellent*	27,750	214
TIBCO Software* (a)	73,770	628
ValueClick*	7,970	75
VeriSign*	16,650	331
Vishay Intertechnology*	9,957	128
Xerox* (a)	37,060	522
Xilinx (a)	28,400	767
Yahoo!* (a)	33,370	1,132
		55,783
Materials – 2.4%
Air Products and Chemicals	2,222	121
Anchor Glass Container	12,610	104
Bemis	19,030	506
Dow Chemical	114,140	5,157
Georgia Gulf	12,960	578
Hercules* (a)	10,440	149
NuCor	2,044	187
Olin	12,330	247
Oregon Steel Mills*	6,830	114
Pactiv*	21,530	501
Phelps Dodge (a)	1,660	153
Steel Dynamics	3,260	126
Temple-Inland	2,225	149
Weyerhaeuser	37,260	2,477
		10,569
Telecommunication Services – 0.8%
BellSouth	45,250	1,227
CenturyTel	6,682	229
General Communication*	15,783	143
SBC Communications	17,660	458
Verizon Communications	35,880	1,413
		3,470
Utilities – 1.1%
Equitable Resources (a)	8,056	438
Exelon (a)	53,006	1,945
PG&E* (a)	6,020	183
TXU (a)	43,230	2,072
		4,638
Total Common Stocks (Cost $274,302)		299,740
U.S. Government Agency Mortgage-Backed Securities – 8.7%
Adjustable Rate – 0.8%
FNMA Pool
6.198%, 04/01/18, #070009	$73	75
3.648%, 08/01/27, #555840 (a)	1,607	1,657
3.558%, 01/01/28, #786281	582	599
3.492%, 09/01/33, #725553	1,313	1,353
		3,684

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Fixed Rate – 7.9%
FNMA Pool
5.500%, 03/01/06, #424411	$140	$142
3.790%, 07/01/13, #386314 (a)	1,410	1,360
6.000%, 09/01/17, #653368	584	613
5.000%, 03/01/18, #00FNMA (c)	1,255	1,275
5.000%, 05/01/18, #697019 (a)	1,111	1,129
5.000%, 07/01/18, #555621	1,845	1,876
4.500%, 06/01/19, #045181 (a)	473	471
6.000%, 10/01/22, #254513 (a)	830	865
7.000%, 04/01/29, #323681	205	217
6.500%, 05/01/32, #640032	1,346	1,414
7.000%, 07/01/32, #545815 (a)	469	497
6.500%, 08/01/32, #656871 (a)	1,255	1,317
3.594%, 12/01/32, #555257	1,661	1,726
6.000%, 01/01/33, #676647	1,394	1,445
5.500%, 04/01/33, #694605 (a)	1,598	1,623
6.000%, 04/01/33, #000TBA (c)	1,305	1,350
5.500%, 06/01/33, #709033 (a)	749	760
5.500%, 07/01/33, #728667	891	904
5.500%, 08/01/33, #733380 (a)	1,747	1,774
6.000%, 11/01/33, #772256	364	376
6.000%, 11/01/33, #772130	353	365
5.500%, 12/01/33, #751018 (a)	175	177
5.500%, 12/01/33, #756202 (a)	994	1,009
5.500%, 01/01/34, #255028 (a)	1,406	1,428
5.500%, 05/01/34, #357571 (a)	1,240	1,258
5.500%, 06/01/34, #788087	930	943
5.500%, 10/01/34, #255411 (a)	1,265	1,283
FHLMC Pool
6.500%, 04/01/08, #E00225	32	34
7.000%, 04/01/08, #E46044	15	16
4.000%, 10/01/10, #M80855	1,223	1,224
5.500%, 03/01/13, #E00546	231	241
6.500%, 11/01/28, #C00676	930	979
6.500%, 12/01/28, #C00689 (a)	436	459
7.000%, 12/01/29, #G01091	211	224
6.000%, 05/01/32, #C01361	190	197
GNMA Pool
6.500%, 10/20/10, #002108	56	60
7.500%, 06/15/27, #447728	25	26
7.500%, 09/15/27, #455516	22	24
7.000%, 04/15/29, #506639	375	399
6.000%, 06/15/33, #00GNMA (a)	1,246	1,293
6.000%, 11/15/33, #00GNMA (a)	1,451	1,504
		34,277
Total U.S. Government Agency Mortgage-Backed Securities (Cost $37,659)		37,961
U.S. Government & Agency Securities – 6.5%
U.S. Agency Debentures – 2.5%
FHLMC
3.250%, 02/25/08	1,500	1,481
4.125%, 09/01/09 (a)	1,460	1,458
FNMA
3.750%, 05/17/07	2,820	2,836
7.250%, 01/15/10 (a)	510	592
5.250%, 08/01/12 (a)	1,400	1,446
4.625%, 10/15/14 (a)	1,250	1,245
5.000%, 04/01/34 (a)	1,058	1,049
5.000%, 04/01/34	861	854
		10,961

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
U.S. Treasuries – 4.0%
U.S. Treasury Bills
1.435%, 11/18/04 (d)	$110	$110
1.895%, 03/03/05 (d)	2,500	2,480
U.S. Treasury Bonds (a)
2.000%, 07/15/14 (e)	2,809	2,872
2.375%, 01/15/25 (e)	1,336	1,392
5.500%, 08/15/28	1,150	1,236
5.250%, 11/15/28	1,900	1,977
5.250%, 02/15/29	2,270	2,363
5.375%, 02/15/31	3,500	3,752
U.S. Treasury Notes
4.250%, 08/15/14 (a)	1,000	1,010
		17,192
Total U.S. Government & Agency Securities (Cost $27,410)		28,153
Corporate Bonds – 5.1%
Banking – 0.2%
Mizuho Financial Group 5.790%, 04/15/14 (b)	410	424
Washington Mutual 4.625%, 04/01/14	560	537
		961
Basic Industry – 0.6%
Bowater Canada Finance 7.950%, 11/15/11	300	322
International Paper 4.000%, 04/01/10	440	431
International Steel Group 6.500%, 04/15/14 (b)	450	450
Meadwestvaco
6.850%, 04/01/12	280	312
6.800%, 11/15/32	245	255
PolyOne 10.625%, 05/15/10	300	327
Tembec Industries 8.500%, 02/01/11	450	472
		2,569
Brokerage – 0.1%
Merrill Lynch 5.360%, 02/01/07	420	439
Capital Goods – 0.2%
Allied Waste North America 7.875%, 04/15/13	400	421
Case New Holland 9.250%, 08/01/11 (b)	250	281
Owens-Illinois 8.100%, 05/15/07	250	262
		964
Communications – 1.0%
AT&T Wireless Services 8.750%, 03/01/31	350	459
Cablevision Systems 8.000%, 04/15/12 (b)	400	417
Deutsche Telekom International 8.250%, 06/15/30	300	386
Dex Media West 9.875%, 08/15/13 (b)	396	465
France Telecom 8.500%, 03/01/31	720	950

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
News American 7.700%, 10/30/25	$600	$706
Qwest 8.875%, 03/15/12 (b)	400	441
Sprint Capital 8.750%, 03/15/32 (a)	325	413
Time Warner 8.375%, 07/15/33	270	329
		4,566
Consumer Cyclical – 0.7%
D.R. Horton 5.000%, 01/15/09	350	356
Duty Free International 7.000%, 01/15/04 (f)	656	39
Ford Motor Credit 7.000%, 10/01/13	700	740
General Motors 8.375%, 07/15/33	510	542
General Motors Acceptance 5.625%, 05/15/09	670	682
Liberty Media 2.670%, 09/17/06	495	501
Park Place Entertainment 8.125%, 05/15/11 (a)	300	345
		3,205
Consumer Non-Cyclical – 0.3%
Delhaize America 9.000%, 04/15/31	240	292
Kraft Foods 4.625%, 11/01/06	670	689
Medco Health Solutions 7.250%, 08/15/13	300	331
		1,312
Electric – 0.7%
AES 7.750%, 03/01/14	400	412
Duke Energy 6.450%, 10/15/32	255	267
Homer City Funding 8.137%, 10/01/19	297	327
Nevada Power 9.000%, 08/15/13 (b)	300	346
Pepco Holdings 6.450%, 08/15/12	430	468
PSEG Energy Holdings 8.625%, 02/15/08	260	287
TXU Energy 7.000%, 03/15/13	720	810
		2,917
Energy – 0.4%
Chesapeake Energy 7.000%, 08/15/14 (b)	235	248
Devon Financing 7.875%, 09/30/31	350	427
Gazprom International 7.201%, 02/01/20 (b)	350	354
Kerr McGee 6.950%, 07/01/24	270	284
7.875%, 09/15/31 (a)	355	417
		1,730

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Finance Companies – 0.2%
American General Finance 5.875%, 07/14/06	$400	$419
Countrywide Financial 4.000%, 03/22/11	300	290
		709
Natural Gas – 0.2%
Duke Energy Field Services 7.875%, 08/16/10	300	349
El Paso Natural Gas 7.625%, 08/01/10	300	323
Enterprise Production 5.600%, 10/15/14 (c)	310	311
		983
Sovereigns – 0.3%
Corporacion Andina De Fomento 5.200%, 05/21/13	300	301
PEMEX 7.375%, 12/15/14	490	534
United Mexican States 6.750%, 09/27/34	365	350
		1,185
Technology – 0.1%
Ciena 3.750%, 02/01/08	120	102
Corning Zero Coupon Bond, 2.000%, 11/08/15 (i)	260	205
		307
Transportation – 0.1%
Hertz 7.625%, 06/01/12	275	298
Total Corporate Bonds (Cost $22,317)		22,145
CMO – Private Mortgage-Backed Securities – 4.0%
Fixed Rate – 4.0%
Bank of America Mortgage Backed Securities 4.232%, 08/25/34	810	811
Bear Stearns Asset Backed Securities 5.200%, 01/12/41	875	902
Commercial Mortgage 2.078%, 09/15/14 (c)	500	500
Deutsche Mortgage and Asset Receiving 6.538%, 06/15/31	678	725
GMAC Commercial Mortgage 3.896%, 08/10/38	802	809
Greenwich Capital Commercial Funding 5.317%, 06/10/36	445	462
IMPAC Mortgage Holdings 1.470%, 12/25/33	1,007	1,010
MLCC Mortgage Investors 2.899%, 05/25/29	815	840
Merrill Lynch Mortgage Investors
6.310%, 11/15/26	425	437
2.828%, 01/25/29	1,342	1,383
2.885%, 01/25/29	423	435
Residential Asset Securities 5.200%, 11/25/32	431	432

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Sequoia Mortgage Trust
1.400%, 05/20/34	$1,191	$1,188
2.757%, 06/20/34	1,052	1,078
2.923%, 08/20/34	800	822
Structured Adjustable Rate Mortgage Loan Trust 3.825%, 08/25/34	591	609
WAMU Mortgage 5.000%, 10/25/18	1,274	1,277
Wells Fargo Mortgage Backed Securities
4.750%, 12/25/18 (c)	812	812
4.878%, 02/25/33	781	789
4.154%, 08/25/34	1,080	1,081
3.450%, 09/25/34	790	788
Westam Mortgage Financial Series 11, Class A 6.360%, 08/29/20	2	2
Total CMO – Private Mortgage-Backed Securities (Cost $18,521)		17,192
Asset-Backed Securities – 3.3%
Automobiles – 1.0%
Bank One Auto Receivable 1.820%, 09/20/07	1,250	1,240
Capital Auto Receivables Asset Trust 2.000%, 11/15/07	1,010	999
ONYX Acceptance Auto Trust 2.190%, 03/15/08	1,190	1,180
USAA Auto Loan Grantor Trust 2.040%, 02/15/10	1,000	986
		4,405
Commercial – 0.2%
Nomura Asset Securities 6.590%, 03/15/30	750	820
Credit Cards – 1.0%
Bank One Issuance Trust 2.940%, 06/15/08	1,500	1,508
Capital One Master Trust 2.950%, 08/15/09	1,000	1,000
Citibank Credit Card Issuance Trust
2.500%, 04/07/08	625	622
3.100%, 03/10/10	410	406
Providian Gateway Master Trust 3.350%, 09/15/11	975	968
		4,504
Equipment Leases – 0.3%
CNH 2.470%, 01/15/08	1,315	1,312
Home Equity – 0.6%
Contimortgage 7.120%, 08/15/28	97	96
Countrywide Financial
1.715%, 11/25/23	423	423
1.850%, 03/25/33	327	329
First Franklin Mortgage 4.264%, 06/25/24	580	580
Saxon Asset Securities Trust 1.370%, 03/25/35	805	806
Structured Asset Investment Loan Trust 1.955%, 06/25/33	561	561
		2,795

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced Fund (continued)

DESCRIPTION	PAR (000)/CONTRACTS/SHARES	VALUE (000)
Other – 0.2%
Williams Street Funding 1.930%, 09/23/10	$895	895
Total Asset-Backed Securities (Cost $13,288)		14,731
Municipal Bonds – 0.5%
Harris County Texas 5.000%, 08/15/33	1,095	1,112
Miami-Dade County Aviation 5.000%, 10/01/37	1,095	1,112
Total Municipal Bonds (Cost $2,169)		2,224
CMO – U.S. Government Agency Mortgage-Backed Securities – 0.2%
Fixed Rate – 0.2%
FHLMC 8.600%, 01/15/21	136	136
6.000%, 09/15/21	137	137
FNMA
9.500%, 06/25/20	31	34
6.500%, 07/25/20	8	8
6.500%, 09/25/20	106	111
6.000%, 02/25/11	333	348
8.800%, 01/25/19	9	10
8.000%, 07/25/19	153	166
6.500%, 03/25/20	78	81
GNMA 6.500%, 06/17/20	13	13
Total CMO – U.S. Government Agency Mortgage-Backed Securities (Cost $1,030)		1,044
Purchased Options – 0.0%
U.S. Treasury 5 Year Note Future Call @ 112 11/04	30	2
U.S. Treasury 5 Year Note Future Put @ 106.50 12/04	6	-
U.S. Treasury 5 Year Note Future Put @ 107 12/04	78	3
U.S. Treasury 5 Year Note Future Put @ 109 12/04	60	11
U.S. Treasury 5 Year Note Future Put @ 109.50 12/04	30	9
U.S. Treasury 10 Year Note Future Put @ 105 12/04	12	-
Total Purchased Options (Cost $146)		25
Affiliated Money Market Fund – 1.8%
First American Prime Obligations Fund, Cl Z (g)	7,917,805	7,918
Total Affiliated Money Market Fund (Cost $7,918)		7,918
Investments Purchased with Proceeds from Securities Lending – 37.4%
Commercial Paper – 12.1%
Bluegrass
1.881%, 05/18/05	$687	687
1.891%, 08/18/05	546	546
Concord Minutemen Capital
1.650%, 10/01/04	1,128	1,128
1.680%, 10/05/04	2,506	2,506
1.720%, 10/06/04	1,852	1,852
1.740%, 10/14/04	1,239	1,239
Descartes Funding Trust 1.760%, 11/15/04	1,392	1,392
Ford Credit Floor Plan
1.622%, 10/05/04	2,784	2,784
1.526%, 10/06/04	1,949	1,949
1.655%, 10/22/04	612	612

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 1.975%, 01/18/05	$1,392	$1,392
Independence 1.830%, 04/15/05	1,721	1,721
Jupiter Securities Corp 1.793%, 10/21/04	5,293	5,293
Lakeside Funding 1.790%, 10/08/04	2,952	2,952
Landesbank Baden 1.480%, 11/12/04	556	556
Leaf's LLC 1.821%, 04/20/05	1,532	1,532
Liquid Funding
1.743%, 10/13/04	1,948	1,948
1.830%, 05/25/05	1,392	1,392
MBNA Credit
1.683%, 10/12/04	1,353	1,353
1.764%, 10/26/04	751	751
Main Street Warehouse
1.742%, 10/04/04	1,838	1,838
1.683%, 10/04/04	2,270	2,270
1.742%, 10/08/04	1,392	1,392
1.742%, 10/08/04	1,392	1,392
Mortgage Interest Network
1.752%, 10/12/04	918	918
1.763%, 10/14/04	974	974
Netexis Banques 1.700%, 12/16/04	1,387	1,387
Orchard Park
1.796%, 04/06/05	1,392	1,392
1.766%, 07/06/05	2,874	2,874
Park Granada LLC
1.622%, 10/01/04	2,450	2,450
1.743%, 10/13/04	1,586	1,586
Sigma Finance 1.512%, 11/29/04	694	694
Total Commercial Paper		52,752
Corporate Obligations – 10.0%
Allstate Life Global
1.780%, 10/14/05	2,785	2,785
1.750%, 10/14/05	696	696
Bayer Landbank NY 1.830%, 06/24/05	2,645	2,645
Blue Heron Funding 1.850%, 05/18/05	780	780
Castle Hill III 1.910%, 09/15/15	835	835
Depfa Bank PLC 1.860%, 06/15/05	1,392	1,392
Duke Funding VI 1.320%, 04/08/05	1,685	1,685
General Electric Capital Corporation 1.838%, 10/07/05	1,394	1,394
Jackson National Life 1.760%, 04/15/05	1,392	1,392
Jefferson Pilot 1.788%, 08/17/05	1,392	1,392
Liquid Funding 1.840%, 06/28/05	1,253	1,253
Merrill Lynch 1.696%, 10/01/05	2,785	2,785

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Metlife Global Funding 1.800%, 10/14/05	$1,671	$1,671
1.880%, 10/28/05	1,170	1,170
Morgan Stanley 1.850%, 12/26/08	1,392	1,392
Natexis Banq NY 1.920%, 07/12/05	1,532	1,532
Northlake CDO 1.895%, 03/07/05	835	835
Premium Asset Trust
1.848%, 12/22/04	1,044	1,044
1.760%, 05/13/05	1,949	1,949
1.740%, 06/01/05	4,149	4,149
1.770%, 10/14/05	1,114	1,114
REMAC 1.840%, 09/29/05	1,532	1,532
RMAC 1.740%, 06/12/05	1,606	1,606
SMM Trust 2004 1.833%, 09/23/05	2,590	2,590
Societe Generale NYC 1.960%, 12/08/04	2,785	2,785
Svenska Handl 1.170%, 10/21/04	1,392	1,392
Total Corporate Obligations		43,795
Other Short-Term Investments – 2.6%
ARLO III Ltd 2.000%, 09/28/05	4,177	4,177
Commonwealth Life 2.115%, 12/31/04 (h)	1,406	1,406
General Electric Capital Assurance 1.980%, 01/19/05	557	557
HBOS Treasury Services 1.640%, 11/01/05	1,531	1,531
Security Life of Denver 1.900%, 12/30/04	3,620	3,620
Total Other Short-Term Investments		11,291
Repurchase Agreements – 12.7%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $2,784,838 (collateralized by various securities: Total market value $2,841,927)	2,785	2,785
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $839,420 (collateralized by various securities: Total market value $852,410)	836	836
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $5,569,662 (collateralized by corporate securities: Total market value $5,897,683)	5,569	5,569
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,392,415 (collateralized by various securities: Total market value $1,423,342)	1,392	1,392

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $1,392,415 (collateralized by various securities: Total market value $1,420,206)	$1,392	$1,392
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $8,354,494 (collateralized by U.S. government securities: Total market value $8,521,231)	8,354	8,354
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $1,949,386 (collateralized by various securities: Total market value $2,009,566)	1,949	1,949
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $835,451 (collateralized by various securities: Total market value $861,263)	836	836
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $835,451 (collateralized by various securities: Total market value $861,263)	835	835
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,088,628 (collateralized by corporate securities: Total market value $2,153,114)	2,089	2,089
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $3,483,331 (collateralized by corporate securities: Total market value $3,551,909)	3,481	3,481
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $2,090,056 (collateralized by various securities: Total market value $2,153,115)	2,089	2,089
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $1,405,815 (collateralized by corporate securities: Total market value $1,420,774)	1,392	1,392
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $5,569,679 (collateralized by collateralized mortgage obligations: Total market value $5,680,748)	5,569	5,569
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $8,354,485 (collateralized by U.S. government securities: Total market value $8,521,257)	8,354	8,354
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $5,569,660 (collateralized by collateralized mortgage obligations: Total market value $6,123,971)	5,569	5,569

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Balanced Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $2,784,829 (collateralized by corporate securities: Total market value $2,923,975)	$2,785	$2,785
Total Repurchase Agreements (Cost $55,276)		55,276
Total Investments Purchased with Proceeds from Securities Lending (Cost $163,114)		163,114
Total Investments – 136.2% (Cost $567,874)		594,247
Other Assets and Liabilities, Net – (36.2)%		(157,958)
Total Net Assets – 100.0%		$436,289

* Non-income producing security

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $157,902,439 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Funds' board of directors. As of September 30, 2004, the value of these investments was $3,426,183 or 0.8% of total net assets. See note 2 in Notes to Financial Statements.

(c)  Security purchased on a when-issued basis. On September 30, 2004, the total cost of investments purchased on a when-issued basis was $4,252,131. See note 2 in Notes to Financial Statements.

(d)  Security has been deposited as initial margin on open futures contracts. Yield shown is effective yield at date of purchase. See note 2 in Notes to Financial Statements.

(e)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(f)  Security considered illiquid investment and is fair valued under the guidelines established by the Board of Directors. As of September 30, 2004, the fair value of these investments is $39,330 or 0.0% of total net assets. See note 2 in Notes to Financial Statements.

(g)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(h)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

(i)  The rate shown is the effective yield at time of purchase.

ADR – American Depository Receipt

Cl – Class

CMO – Collateralized Mortgage Obligation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

REIT – Real Estate Investment Trust

Balanced Fund (concluded)

Schedule of Open Futures Contracts

Description	Number of Contracts	Market Value Covered By Contracts	Settlement Month	Unrealized Appreciation/ (Depreciation)
90 Day Eurodollars Futures purchased	30	$7,327	Dec-04	$21
90 Day Eurodollars Futures sold	(30)	(7,256)	Dec-05	(63)
90 Day Eurodollars Futures sold	(10)	(2,430)	Jun-05	(23)
Russell 2000 Futures purchased	2	861	Dec-04	6
S&P 500 Futures purchased	28	7,804	Dec-04	(32)
U.S. Treasury 5-Yr Note Futures sold	(43)	(4,762)	Dec-04	(3)
U.S. Treasury 10-Yr Note Futures sold	(119)	(13,405)	Dec-04	(14)
U.S. Treasury Long Bond Futures purchased	24	2,697	Dec-04	(4)
				$(112)

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Equity Income Fund

DESCRIPTION	SHARES	VALUE (000)
Common Stocks – 97.8%
Consumer Discretionary – 6.5%
Gannett (a)	184,150	$15,424
Home Depot	443,500	17,385
McDonald's	658,430	18,456
Omnicom Group	100,930	7,374
Starwood Hotels & Resorts Worldwide (a)	491,980	22,838
Target (a)	356,860	16,148
Walt Disney	350,010	7,893
		105,518
Consumer Staples – 8.7%
Altria Group	410,470	19,309
Anheuser-Busch	252,350	12,605
Coca-Cola	442,560	17,725
General Mills (a)	327,700	14,714
H.J. Heinz	579,840	20,886
PepsiCo	290,550	14,135
Procter & Gamble	278,890	15,094
Wal-Mart Stores	531,440	28,273
		142,741
Energy – 8.3%
Baker Hughes (a)	224,180	9,801
BP, ADR	168,556	9,697
ChevronTexaco	390,180	20,929
ConocoPhillips	133,170	11,033
Exxon Mobil	963,362	46,559
Kerr-McGee (a)	230,660	13,205
Royal Dutch Petroleum, ADR	154,160	7,955
Schlumberger (a)	236,600	15,926
		135,105
Financials – 25.1% (b)
Alliance Capital Management Holding (a)	414,930	14,730
AMB Property (REIT)	316,020	11,699
American Express (a)	268,770	13,831
American International Group	231,300	15,726
Apartment Investment & Management (a)	523,100	18,193
Bank of America	775,288	33,593
Chubb (a)	228,080	16,029
Citigroup	946,131	41,743
Duke Realty (REIT) (a)	193,122	6,412
Fannie Mae (a)	260,460	16,513
Freddie Mac (a)	209,390	13,661
Goldman Sachs Group (a)	81,580	7,607
Hartford Financial Services Group (a)	267,590	16,572
Healthcare Realty Trust (REIT)	114,480	4,469
J. P. Morgan Chase	889,010	35,320
Kimco Realty (REIT)	46,880	2,405
Manufactured Home Communities (REIT)	121,250	4,030
Marsh & McLennan (a)	265,350	12,142
Merrill Lynch (a)	269,520	13,401
Morgan Stanley	224,130	11,050
Northern Trust	187,235	7,639
Partners Trust Financial Group	434,420	4,501
Simon Property Group (REIT) (a)	135,770	7,281
SouthTrust	273,310	11,386
State Street	465,180	19,868
Wachovia	360,010	16,902

Equity Income Fund (continued)

DESCRIPTION	SHARES	VALUE (000)
Wells Fargo	275,920	$16,453
Zions Bancorporation	273,050	16,667
		409,823
Health Care – 11.4%
Abbott Laboratories	319,200	13,521
Baxter International	587,010	18,878
Bristol-Myers Squibb	405,830	9,606
CIGNA (a)	189,800	13,216
Eli Lilly (a)	106,340	6,386
HCA	228,030	8,699
Johnson & Johnson (a)	439,690	24,768
McKesson HBOC (a)	391,420	10,040
Medtronic	164,750	8,551
Merck	500,650	16,521
Pfizer	1,446,252	44,255
Wyeth	308,180	11,526
		185,967
Industrials – 12.4%
3M (a)	276,680	22,126
Avery Dennison (a)	164,804	10,841
Caterpillar (a)	419,630	33,759
Emerson Electric	254,610	15,758
General Dynamics	176,110	17,981
General Electric	951,370	31,947
Honeywell International	640,590	22,972
Ingersoll-Rand, Cl A	237,350	16,133
United Parcel Service, Cl B	204,520	15,527
Waste Management	560,760	15,331
		202,375
Information Technology – 11.0%
Automatic Data Processing (a)	284,560	11,758
Hewlett-Packard	844,735	15,839
IBM	248,930	21,343
Intel	1,162,960	23,329
Microsoft (a)	1,974,520	54,596
Motorola (a)	1,291,420	23,297
QUALCOMM (a)	361,820	14,125
SAP, ADR	194,990	7,595
Texas Instruments (a)	360,200	7,665
		179,547
Materials – 7.1%
Alcoa	233,090	7,830
Bemis (a)	663,940	17,648
Compass Minerals International (a)	352,470	7,825
Dow Chemical	226,250	10,222
E.I. DuPont de Nemours	327,860	14,032
Ecolab (a)	242,880	7,636
Praxair	631,070	26,972
Temple-Inland	158,360	10,634
Weyerhaeuser (a)	191,729	12,746
		115,545
Telecommunication Services – 4.1%
ALLTEL	158,410	8,698
BellSouth (a)	549,980	14,915
SBC Communications (a)	768,930	19,954
Verizon Communications (a)	595,110	23,435
		67,002

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Equity Income Fund (continued)

DESCRIPTION	SHARES/PAR (000)	VALUE (000)
Utilities – 3.2%
Alliant Energy	644,550	$16,036
Cinergy (a)	444,570	17,605
Xcel Energy	1,139,630	19,738
		53,379
Total Common Stocks (Cost $1,338,396)		1,597,002
Convertible Corporate Bonds – 1.9%
Charter Communications 5.750%, 10/15/05	$9,520	8,481
Tower Automotive 5.000%, 08/01/04	190	3,046
Tribune 2.000%, 05/15/29	218	19,552
Total Convertible Corporate Bonds (Cost $31,249)		31,079
Affiliated Money Market Fund – 0.4%
First American Prime Obligations Fund, Cl Z (c)	6,315,610	6,316
Total Affiliated Money Market Fund (Cost $6,316)		6,316
Investments Purchased with Proceeds from Securities Lending – 25.3%
Commercial Paper – 8.2%
Bluegrass
1.881%, 05/18/05	$1,734	1,734
1.891%, 08/18/05	1,378	1,378
Concord Minutemen Capital
1.650%, 10/01/04	2,847	2,847
1.680%, 10/05/04	6,326	6,326
1.720%, 10/06/04	4,675	4,675
1.740%, 10/14/04	3,128	3,128
Descartes Funding Trust 1.760%, 11/15/04	3,515	3,515
Ford Credit Floor Plan
1.622%, 10/05/04	7,028	7,028
1.526%, 10/06/04	4,921	4,921
1.655%, 10/22/04	1,545	1,545
Goldman Sachs 1.975%, 01/18/05	3,515	3,515
Independence 1.830%, 04/15/05	4,344	4,344
Jupiter Securities Corp 1.793%, 10/21/04	13,360	13,360
Lakeside Funding 1.790%, 10/08/04	7,451	7,451
Landesbank Baden 1.480%, 11/12/04	1,403	1,403
Leaf's LLC 1.821%, 04/20/05	3,866	3,866
Liquid Funding
1.743%, 10/13/04	4,918	4,918
1.830%, 05/25/05	3,515	3,515
MBNA Credit
1.683%, 10/12/04	3,416	3,416
1.764%, 10/26/04	1,896	1,896
Main Street Warehouse
1.742%, 10/04/04	4,639	4,639
1.683%, 10/04/04	5,729	5,729
1.742%, 10/08/04	3,513	3,513
1.742%, 10/08/04	3,515	3,515

Equity Income Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Mortgage Interest Network
1.752%, 10/12/04	$2,318	$2,318
1.763%, 10/14/04	2,459	2,459
Netexis Banques 1.700%, 12/16/04	3,501	3,501
Orchard Park
1.796%, 04/06/05	3,515	3,515
1.766%, 07/06/05	7,254	7,254
Park Granada LLC
1.622%, 10/01/04	6,186	6,186
1.743%, 10/13/04	4,004	4,004
Sigma Finance 1.512%, 11/29/04	1,752	1,752
Total Commercial Paper		133,166
Corporate Obligations – 6.8%
Allstate Life Global
1.780%, 10/14/05	7,030	7,030
1.750%, 10/14/05	1,757	1,757
Bayer Landbank NY 1.830%, 06/24/05	6,677	6,677
Blue Heron Funding 1.850%, 05/18/05	1,968	1,968
Castle Hill III 1.910%, 09/15/15	2,109	2,109
Depfa Bank PLC 1.860%, 06/15/05	3,513	3,513
Duke Funding VI 1.320%, 04/08/05	4,253	4,253
General Electric Capital Corporation 1.838%, 10/07/05	3,519	3,519
Jackson National Life 1.760%, 04/15/05	3,515	3,515
Jefferson Pilot 1.788%, 08/17/05	3,515	3,515
Liquid Funding 1.840%, 06/28/05	3,163	3,163
Metlife Global Funding
1.800%, 10/14/05	7,030	7,030
1.880%, 10/28/05	4,218	4,218
Merrill Lynch
1.696%, 10/01/05	2,953	2,953
Morgan Stanley 1.850%, 12/26/08	3,515	3,515
Natexis Banq NY 1.920%, 07/12/05	3,866	3,866
Northlake CDO 1.895%, 03/07/05	2,109	2,109
Premium Asset Trust
1.848%, 12/22/04	2,636	2,636
1.760%, 05/13/05	4,920	4,920
1.740%, 06/01/05	10,474	10,474
1.770%, 10/14/05	2,812	2,812
REMAC 1.840%, 09/29/05	3,866	3,866
RMAC 1.740%, 06/12/05	4,055	4,055
SMM Trust 2004 1.833%, 09/23/05	6,538	6,538
Societe Generale NYC 1.960%, 12/08/04	7,030	7,030
Svenska Handl 1.170%, 10/21/04	3,515	3,515
Total Corporate Obligations		110,556

FIRST AMERICAN FUNDS Annual Report 2004

Schedule of Investments September 30, 2004

Equity Income Fund (continued)

DESCRIPTION	PAR (000)	VALUE (000)
Other Short-Term Investments – 1.7%
ARLO III Ltd 2.000%, 09/28/05	$10,544	$10,544
Commonwealth Life 2.115%, 12/31/04 (d)	3,549	3,549
General Electric Capital Assurance 1.980%, 01/19/05	1,406	1,406
HBOS Treasury Services 1.640%, 11/01/05	3,865	3,865
Security Life of Denver 1.900%, 12/30/04	9,139	9,139
Total Other Short-Term Investments		28,503
Repurchase Agreements – 8.6%
Bear Stearns 2.045%, dated 09/30/04, matures 10/01/04, repurchase price $7,030,032 (collateralized by various securities: Total market value $7,174,145)	7,030	7,030
Bear Stearns 2.060%, dated 09/30/04, matures 12/23/04, repurchase price $2,119,027 (collateralized by various securities: Total market value $2,151,820)	2,109	2,109
Citibank 1.945%, dated 09/30/04, matures 10/01/04, repurchase price $14,060,025 (collateralized by corporate securities: Total market value $14,888,080)	14,059	14,059
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $3,515,004 (collateralized by various securities: Total market value $3,593,077)	3,515	3,515
Citibank 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $3,515,004 (collateralized by various securities: Total market value $3,585,161)	3,515	3,515
Greenwich Capital Markets 1.950%, dated 09/30/04, matures 10/01/04, repurchase price $21,090,041 (collateralized by U.S. government securities: Total market value $21,510,951)	21,089	21,089
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $4,921,020 (collateralized by various securities: Total market value $5,072,939)	4,921	4,921
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,109,008 (collateralized by various securities: Total market value $2,174,168)	2,109	2,109
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $2,109,008 (collateralized by various securities: Total market value $2,174,167)	2,109	2,109
Goldman Sachs 2.025%, dated 09/30/04, matures 10/01/04, repurchase price $5,272,521 (collateralized by corporate securities: Total market value $5,435,311)	5,272	5,272

Equity Income Fund (concluded)

DESCRIPTION	PAR (000)	VALUE (000)
Goldman Sachs 1.425%, dated 09/30/04, matures 10/18/04, repurchase price $8,793,302 (collateralized by corporate securities: Total market value $8,966,422)	$8,787	$8,787
Goldman Sachs 1.480%, dated 09/30/04, matures 10/18/04, repurchase price $5,276,126 (collateralized by various securities: Total market value $5,435,312)	5,272	5,272
Goldman Sachs 2.205%, dated 09/30/04, matures 03/07/05, repurchase price $3,548,831 (collateralized by corporate securities: Total market value $3,586,595)	3,515	3,515
Lehman Brothers 2.055%, dated 09/30/04, matures 10/01/04, repurchase price $14,060,068 (collateralized by collateralized mortgage obligations: Total market value $14,340,451)	14,059	14,059
Lehman Brothers 1.910%, dated 09/30/04, matures 10/01/04, repurchase price $21,090,017 (collateralized by U.S. government securities: Total market value $21,511,016)	21,089	21,089
Lehman Brothers 1.935%, dated 09/30/04, matures 10/01/04, repurchase price $14,060,021 (collateralized by collateralized mortgage obligations: Total market value $15,459,321)	14,059	14,059
Merrill Lynch 1.925%, dated 09/30/04, matures 10/01/04, repurchase price $7,030,009 (collateralized by corporate securities: Total market value $7,381,267)	7,029	7,029
Total Repurchase Agreements (Cost $139,538)		139,538
Total Investments Purchased with Proceeds from Securities Lending (Cost $411,763)		411,763
Total Investments – 125.4% (Cost $1,787,724)		2,046,160
Other Assets and Liabilities, Net – (25.4)%		(414,178)
Total Net Assets – 100.0%		$1,631,982

(a)  This security or a portion of this security is out on loan at September 30, 2004. Total loaned securities had a market value of $398,728,337 at September 30, 2004. See note 2 in Notes to Financial Statements.

(b)  The Fund is significantly invested in this industry sector and therefore is subject to additional risks. See note 7 in Notes to Financial Statements.

(c)  Investment in affiliated security. This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor to this Fund. See note 3 in Notes to Financial Statements.

(d)  Security has demand features which qualify it as a short term security. The date disclosed is the next put date.

ADR – American Depository Receipt

Cl – Class

REIT – Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Assets and Liabilities September 30, 2004, in thousands, except per share data

	Balanced Fund	Equity Income Fund
ASSETS:
Investments in unaffiliated securities, at value*†	$531,053	$1,900,306
Investments in affiliated money market fund, at value**	7,918	6,316
Repurchase agreements, at value***	55,276	139,538
Cash****	40	57
Receivable for dividends and interest	1,043	2,504
Receivable for investment securities sold	18,850	-
Receivable for capital shares sold	101	742
Receivable for variation margin	10	-
Prepaid expenses and other assets	35	45
Total assets	614,326	2,049,508
LIABILITIES:
Payable for investment securities purchased	5,855	-
Payable upon return of securities loaned	163,136	411,820
Payable for capital shares redeemed	8,661	4,462
Payable for advisory, co-administration, and custodian fees	329	1,157
Payable for distribution and shareholder servicing fees	53	74
Accrued expenses and other liabilities	3	13
Total liabilities	178,037	417,526
Net assets	$436,289	$1,631,982
COMPOSITION OF NET ASSETS:
Portfolio capital	$454,891	$1,406,237
Undistributed (distributions in excess of) net investment income	89	(4,922)
Accumulated net realized loss on investments and options written	(44,952)	(27,769)
Net unrealized appreciation of investments	26,373	258,436
Net unrealized depreciation of futures contracts	(112)	-
Net assets	$436,289	$1,631,982

*	Investments in unaffiliated securities, at cost	$504,680	$1,641,872
**	Investments in affiliated money market fund, at cost	$7,918	$6,316
***	Investments in repurchase agreements, at cost	$55,276	$139,536

**** Includes cash related to securities loaned	$22	$57
† Including securities loaned, at value	$157,902	$398,728
Class A:
Net assets	$119,292	$184,381
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	11,790	14,441
Net asset value and redemption price per share	$10.12	$12.77
Maximum offering price per share (1)	$10.71	$13.51
Class B:
Net assets	$28,101	$23,869
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	2,799	1,882
Net asset value, offering price, and redemption price per share (2)	$10.04	$12.68
Class C:
Net assets	$5,890	$19,300
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	584	1,519
Net asset value, offering price and redemption price per share (2)	$10.08	$12.70
Class R:
Net assets	$1	$1
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	-	-
Net asset value, offering price, and redemption price per share	$10.14	$12.78
Class Y:
Net assets	$283,005	$1,404,431
Shares issued and outstanding ($0.0001 par value - 2 billion authorized)	27,896	109,305
Net asset value, offering price, and redemption price per share	$10.15	$12.85

  (1)  The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

  (2)  Class B and C have a contingent deferred sales charge. For a description of this sales charge, see notes 1 and 3 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Operations For the fiscal year ended September 30, 2004, in thousands

	Balanced Fund	Equity Income Fund
INVESTMENT INCOME:
Interest from unaffliliated securities	$7,108	$2,612
Dividends from affiliated money market fund	162	237
Dividends from unaffiliated securities	4,372	38,723
Less: Foreign taxes withheld	(14)	(66)
Securities lending	96	234
Other income	32	-
Total investment income	11,756	41,740
EXPENSES:
Investment advisory fees	3,262	10,636
Co-administration fees and expenses (including transfer agency fees)	1,361	4,342
Custodian fees	50	164
Directors' fees	17	38
Registration fees	22	31
Professional fees	(11)	73
Printing	11	56
Other	24	71
Distribution and shareholder servicing fees – Class A	274	426
Distribution and shareholder servicing fees – Class B	318	245
Distribution and shareholder servicing fees – Class C	66	202
Distribution and shareholder servicing fees – Class R	39	27
Total expenses	5,433	16,311
Less: Fee Waivers	(722)	(684)
Total net expenses	4,711	15,627
Investment income – net	7,045	26,113
REALIZED AND UNREALIZED GAINS ON INVESTMENTS, FUTURES CONTRACTS, AND WRITTEN OPTIONS – NET:
Net realized gain on investments	26,114	22,327
Net realized gain on futures contracts	923	-
Net realized gain on written options	214	-
Net change in unrealized appreciation or depreciation of investments	8,139	134,451
Net change in unrealized appreciation or depreciation of futures contracts	202	-
Net change in unrealized appreciation or depreciation of written options	28	-
Net gain on investments, futures contracts and written options	35,620	156,778
Net increase in net assets resulting from operations	$42,665	$182,891

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Statements of Changes in Net Assets in thousands

	Balanced Fund		Equity Income Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
OPERATIONS:
Investment income – net	$7,045	$9,774	$26,113	$24,360
Net realized gain (loss) on investments	26,114	8,549	22,327	(1,648)
Net realized gain on futures contracts	923	2,849	-	-
Net realized gain on written options	214	-	-	-
Net change in unrealized appreciation or depreciation of investments	8,139	49,930	134,451	219,694
Net change in unrealized appreciation or depreciation of futures contracts	202	(314)	-	-
Net change in unrealized appreciation or depreciation of written options	28	(28)	-	-
Net increase in net assets resulting from operations	42,665	70,760	182,891	242,406
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income – net:
Class A	(1,535)	(1,700)	(2,721)	(2,199)
Class B	(228)	(345)	(224)	(180)
Class C	(47)	(74)	(183)	(163)
Class R	(237)	(501)	(196)	(370)
Class Y	(5,588)	(7,143)	(25,834)	(20,336)
Return of capital:
Class A	-	-	-	(188)
Class B	-	-	-	(29)
Class C	-	-	-	(25)
Class R	-	-	-	(22)
Class Y	-	-	-	(1,666)
Total distributions	(7,635)	(9,763)	(29,158)	(25,178)
CAPITAL SHARE TRANSACTIONS (1):
Class A:
Proceeds from sales	33,852	6,543	53,380	19,326
Reinvestment of distributions	1,487	1,644	2,528	2,200
Payments for redemptions	(20,593)	(20,769)	(31,031)	(30,519)
Increase (decrease) in net assets from Class A transactions	14,746	(12,582)	24,877	(8,993)
Class B:
Proceeds from sales	1,605	1,814	4,986	4,210
Reinvestment of distributions	219	333	209	195
Payments for redemptions	(8,962)	(8,965)	(5,788)	(4,601)
Decrease in net assets from Class B transactions	(7,138)	(6,818)	(593)	(196)
Class C:
Proceeds from sales	858	7,057	2,790	9,712
Reinvestment of distributions	47	74	183	187
Payments for redemptions	(2,596)	(2,895)	(5,027)	(4,602)
Increase (decrease) in net assets from Class C transactions	(1,691)	4,236	(2,054)	5,297
Class R:
Proceeds from sales	3,496	11,177	2,328	11,462
Reinvestment of distributions	237	500	191	379
Payments for redemptions	(29,325)	(27,455)	(21,497)	(35,880)
Decrease in net assets from Class R transactions	(25,592)	(15,778)	(18,978)	(24,039)
Class Y:
Proceeds from sales	61,896	141,133	300,945	387,332
Reinvestment of distributions	5,332	6,753	9,109	8,467
Payments for redemptions	(171,415)	(115,733)	(316,521)	(235,567)
Shares issued in connection with the acquisition of Common Trust Fund net assets	-	-	-	259,049
Increase (decrease) in net assets from Class Y transactions	(104,187)	32,153	(6,467)	419,281
Increase (decrease) in net assets from capital share transactions	(123,862)	1,211	(3,215)	391,350
Total increase (decrease) in net assets	(88,832)	62,208	150,518	608,578
Net assets at beginning of period	525,121	462,913	1,481,464	872,886
Net assets at end of period	$436,289	$525,121	$1,631,982	$1,481,464
Undistributed (distributions in excess of) net investment income at end of period	$89	$338	$(4,922)	$488

  (1)  See note 4 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

Financial Highlights For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

		Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Dividends from Net Investment Income	Distributions from Net Realized Gains	Net Asset Value End of Period	Total Return (10)	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate
Balanced Fund (1)
Class A
2004	(2)	$9.47	$0.13	$0.66	$(0.14)	$-	$10.12	8.39%	$119,292	1.05%	1.27%	1.19%	1.13%	110%
2003		8.38	0.17	1.08	(0.16)	-	9.47	14.98	98,016	1.05	1.75	1.23	1.57	156
2002	(2)	9.50	0.20	(1.12)	(0.20)	-	8.38	(9.90)	98,557	1.05	2.07	1.23	1.89	79
2001	(2) (3)	13.83	0.18	(2.24)	(0.20)	(2.07)	9.50	(17.03)	127,590	1.22	1.96	1.28	1.90	54
2000	(4)	12.39	0.23	2.12	(0.22)	(0.69)	13.83	19.46	54,380	1.22	1.66	1.28	1.60	79
1999	(4)	12.30	0.20	0.49	(0.20)	(0.40)	12.39	5.56	53,807	1.18	1.59	1.25	1.52	69
Class B
2004	(2)	$9.41	$0.05	$0.65	$(0.07)	$-	$10.04	7.46%	$28,101	1.80%	0.54%	1.94%	0.40%	110%
2003		8.32	0.10	1.08	(0.09)	-	9.41	14.25	33,015	1.80	1.00	1.98	0.82	156
2002	(2)	9.44	0.13	(1.12)	(0.13)	-	8.32	(10.64)	35,641	1.80	1.32	1.98	1.14	79
2001	(2) (3)	13.75	0.17	(2.29)	(0.13)	(2.06)	9.44	(17.64)	47,150	1.93	1.22	1.99	1.16	54
2000	(4)	12.33	0.13	2.11	(0.14)	(0.68)	13.75	18.77	2,243	1.97	0.91	2.03	0.85	79
1999	(4) (5)	12.37	0.07	(0.04)	(0.07)	-	12.33	0.25	630	1.97	0.87	2.03	0.81	69
Class C
2004	(2)	$9.44	$0.05	$0.66	$(0.07)	$-	$10.08	7.53%	$5,890	1.80%	0.55%	1.94%	0.41%	110%
2003		8.35	0.09	1.10	(0.10)	-	9.44	14.24	7,089	1.80	0.99	1.98	0.81	156
2002	(2)	9.49	0.13	(1.14)	(0.13)	-	8.35	(10.77)	2,233	1.80	1.32	1.98	1.14	79
2001	(2) (6)	9.29	-	0.20	-	-	9.49	2.15	2,351	0.94	2.20	0.94	2.20	54
Class R
2004	(2) (7)	$9.49	$0.14	$0.64	$(0.13)	$-	$10.14	8.22%	$1	1.05%	1.39%	1.19%	1.25%	110%
2003		8.39	0.15	1.10	(0.15)	-	9.49	15.08	23,844	1.05	1.76	1.23	1.58	156
2002	(2)	9.50	0.20	(1.12)	(0.19)	-	8.39	(9.90)	36,194	1.05	2.07	1.23	1.89	79
2001	(2) (8)	11.27	0.18	(1.74)	(0.21)	-	9.50	(14.03)	39,527	1.22	1.94	1.28	1.88	54
Class Y
2004	(2)	$9.50	$0.16	$0.66	$(0.17)	$-	$10.15	8.62%	$283,005	0.80%	1.55%	0.94%	1.41%	110%
2003		8.40	0.19	1.09	(0.18)	-	9.50	15.35	363,157	0.80	2.00	0.98	1.82	156
2002	(2)	9.53	0.23	(1.13)	(0.23)	-	8.40	(9.74)	290,288	0.80	2.32	0.98	2.14	79
2001	(2) (3)	13.87	0.16	(2.20)	(0.23)	(2.07)	9.53	(16.84)	375,983	0.97	2.21	1.04	2.14	54
2000	(4)	12.43	0.26	2.13	(0.26)	(0.69)	13.87	19.94	163,158	0.97	1.91	1.03	1.85	79
1999	(4)	12.32	0.24	0.49	(0.23)	(0.39)	12.43	5.87	180,737	0.93	1.84	1.00	1.77	69
Equity Income Fund
Class A
2004	(2)	$11.56	$0.18	$1.23	$(0.20)	$-	$12.77	12.26%	$184,381	1.15%	1.39%	1.19%	1.35%	12%
2003	(2)	9.58	0.18	1.99	(0.19)	-	11.56	22.81	144,282	1.15	1.70	1.20	1.65	43
2002	(2)	12.13	0.16	(2.48)	(0.19)	(0.04)	9.58	(19.51)	128,142	1.15	1.43	1.20	1.38	38
2001	(2)	16.29	0.29	(0.74)	(0.32)	(3.39)	12.13	(3.89)	24,557	1.00	1.97	1.15	1.82	33
2000		15.94	0.28	1.45	(0.28)	(1.10)	16.29	11.11	20,607	1.00	1.69	1.14	1.55	36
Class B
2004	(2)	$11.49	$0.08	$1.22	$(0.11)	$-	$12.68	11.37%	$23,869	1.90%	0.65%	1.94%	0.61%	12%
2003	(2)	9.52	0.10	1.98	(0.11)	-	11.49	21.97	22,156	1.90	0.95	1.95	0.90	43
2002	(2)	12.07	0.09	(2.49)	(0.11)	(0.04)	9.52	(20.10)	18,699	1.90	0.80	1.95	0.75	38
2001	(2)	16.24	0.18	(0.75)	(0.21)	(3.39)	12.07	(4.64)	11,516	1.75	1.20	1.90	1.05	33
2000		15.90	0.18	1.44	(0.18)	(1.10)	16.24	10.35	10,366	1.75	0.95	1.89	0.81	36
Class C
2004	(2)	$11.51	$0.08	$1.22	$(0.11)	$-	$12.70	11.34%	$19,300	1.90%	0.66%	1.94%	0.62%	12%
2003	(2)	9.54	0.10	1.98	(0.11)	-	11.51	21.95	19,386	1.90	0.95	1.95	0.90	43
2002	(2)	12.09	0.10	(2.50)	(0.11)	(0.04)	9.54	(20.08)	11,171	1.90	0.86	1.95	0.81	38
2001	(2)	16.28	0.18	(0.76)	(0.22)	(3.39)	12.09	(4.74)	8,028	1.75	1.20	1.90	1.05	33
2000		15.93	0.19	1.44	(0.18)	(1.10)	16.28	10.41	2,511	1.75	0.88	1.89	0.74	36
1999	(9)	16.62	0.21	(0.70)	(0.20)	-	15.93	(3.02)	1,700	1.76	0.65	1.88	0.53	35
Class R (2)
2004	(7)	$11.56	$0.19	$1.22	$(0.19)	$-	$12.78	12.18%	$1	1.15%	1.52%	1.19%	1.48%	12%
2003		9.57	0.19	1.99	(0.19)	-	11.56	22.91	17,170	1.15	1.80	1.20	1.75	43
2002		12.12	0.15	(2.47)	(0.19)	(0.04)	9.57	(19.47)	36,522	1.15	1.34	1.20	1.29	38
2001	(6)	11.57	0.01	0.54	-	-	12.12	4.75	328	1.23	4.08	1.42	3.89	33
Class Y
2004	(2)	$11.63	$0.21	$1.24	$(0.23)	$-	$12.85	12.54%	$1,404,431	0.90%	1.65%	0.94%	1.61%	12%
2003	(2)	9.63	0.21	2.00	(0.21)	-	11.63	23.20	1,278,470	0.90	1.95	0.95	1.90	43
2002	(2)	12.20	0.21	(2.52)	(0.22)	(0.04)	9.63	(19.30)	678,352	0.90	1.80	0.95	1.75	38
2001	(2)	16.37	0.33	(0.76)	(0.35)	(3.39)	12.20	(3.71)	267,361	0.75	2.21	0.90	2.06	33
2000		16.00	0.32	1.47	(0.32)	(1.10)	16.37	11.46	275,436	0.75	1.99	0.89	1.85	36

  (1)  The financial highlights for the Balanced Fund as set forth herein include the historical financial highlights of the Firstar Balanced Growth Fund. The assets of the Firstar Fund were acquired by the
First American Balanced Fund on September 24, 2001. In connection with such acquisition, (i) Class A shares of the Firstar Balanced Growth Fund were exchanged for Class A shares of the First
American Balanced Fund, (ii) Firstar Class B shares were exchanged for Class B shares of the First American Fund, (iii) Firstar Class Y shares were exchanged for Class S shares (now designated
Class R shares) of the First American Fund, and (iv) Firstar Class Institutional shares were exchanged for Class Y shares of the First American Fund.

  (2)  Per share data calculated using average shares outstanding method.

  (3)  For the period November 1, 2000, to September 30, 2001. Effective in 2001, the Fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

  (4)  For the fiscal period ended October 31.

  (5)  Class of shares has been offered since March 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (6)  Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

  (7)  Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.

  (8)  Class of shares has been offered since November 27, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

  (9)  Class of shares has been offered since February 1, 1999. All ratios for the period have been annualized, except total return and portfolio turnover.

  (10)  Total return does not include sales charges. Total return would have been lower had certain expenses not been waived.

The accompanying notes are an integral part of the financial statements.

FIRST AMERICAN FUNDS Annual Report 2004

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

1  >  Organization

The First American Real Estate Securities Fund, Technology Fund, International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund (each a "Fund" and collectively, the "Funds") are mutual funds offered by First American Investment Funds, Inc. ("FAIF"), which is a member of the First American Family of Funds. As of September 30, 2004, FAIF offered 37 funds, including the Funds listed above. FAIF is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. FAIF's articles of incorporation permit the Fund's board of directors to create additional funds in the future. The International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund are each diversified open-end management investment companies. The Real Estate Securities Fund and Technology Fund are non-diversified open-end management investment companies. Non-diversified funds may invest a large component of their net assets in securities of relatively few issuers.

The Funds offer Class A, Class B, Class C, Class R, and Class Y shares. Prior to July 1, 2004, Class R shares were named Class S shares. Class A shares are sold with a front-end sales charge. Class B shares are subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 12 months, and will not convert to Class A shares. Class R shares have no sales charge and are offered only through certain tax-deferred retirement plans. Class Y shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts.

The Funds' prospectuses provide descriptions of each Fund's investment objective, principal investment strategies and principal risks. All classes of shares of a Fund have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes. Each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangements.

2  >  Summary of Significant Accounting Policies

The significant accounting policies followed by the Funds are as follows:

SECURITY VALUATION – Security valuations for the Funds' investments are furnished by one or more independent pricing services that have been approved by the Funds' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Funds utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Funds' board of directors. Some of the factors which may be considered by the board of directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If

FIRST AMERICAN FUNDS Annual Report 2004

events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. The International Fund is supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and American Depository Receipts, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2004, Real Estate Securities Fund, International Fund, Small Cap Growth Opportunities Fund, and the Balanced Fund held fair valued securities with a market value of $370,175, $183, $122,540, and $39,330, respectively, or 0.1%, 0.0%, 0.0%, and 0.0% of total net assets, respectively. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchange on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund on the valuation date.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – The Funds record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income-tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS – Balanced Fund, Equity Income Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Mid Cap Growth Opportunities Fund and Mid Cap Value Fund declare and pay income dividends monthly. Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Real Estate Securities Fund and Technology Fund declare and pay income dividends quarterly. International Fund declares and pays income dividends annually. Any net realized capital gains on sales of a Fund's securities are distributed to shareholders at least annually.

The Real Estate Securities Fund receives substantial distributions from holdings in REITs. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the REIT shareholder. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Real Estate Securities Fund must use estimates in reporting the character of its income and distributions for financial statement purposes. The actual character of distributions to fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a fund shareholder may represent a return of capital.

FEDERAL TAXES – Each Fund is treated as a separate taxable entity. Each Fund intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, proceeds from securities litigation, foreign currency gains and losses, investments in limited partnerships and REITs, tax equalization and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

On the Statement of Assets and Liabilities the following reclassifications were made (000):

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Portfolio Capital
Real Estate Securities Fund	$(569)	$569	$-
Technology Fund	143	1,017	(1,160)
International Fund	809	(440)	(369)
Small Cap Growth Opportunities Fund	(40,266)	6,364	33,902
Small Cap Select Fund	(34,920)	6,174	28,746
Small Cap Value Fund	(19,535)	76	19,459
Mid Cap Growth Opportunities Fund	(8,421)	8,421	-
Mid Cap Value Fund	412	(355)	(57)
Large Cap Growth Opportunities Fund	5	256	(261)
Large Cap Select Fund	-	-	-
Large Cap Value Fund	92	(92)	-
Balanced Fund	(341)	341	-
Equity Income Fund	435	(2,365)	1,930

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

The character of distributions made during the year from net investment income or net realized gains may differ from the ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. The distributions paid during the fiscal years ended September 30, 2004, and September 30, 2003, were characterized as follows (000):

	2004
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Real Estate Securities Fund	$17,709	$6,775	$-	$24,484
International Fund	8,820	-	-	8,820
Small Cap Growth Opportunities Fund	-	3,085	-	3,085
Small Cap Select Fund	62,602	15,960	-	78,562
Small Cap Value Fund	6,941	13,524	-	20,465
Mid Cap Growth Opportunities Fund	19,503	21,278	-	40,781
Mid Cap Value Fund	2,102	-	57	2,159
Large Cap Growth Opportunities Fund	1,184	-	261	1,445
Large Cap Select Fund	2,504	333	-	2,837
Large Cap Value Fund	12,705	-	-	12,705
Balanced Fund	7,635	-	-	7,635
Equity Income Fund	29,158	-	-	29,158
	2003
Fund	Ordinary Income	Long Term Gain	Return of Capital	Total
Real Estate Securities Fund	$8,570	$3,434	$-	$12,004
Small Cap Value Fund	429	194	-	623
Mid Cap Value Fund	3,020	-	141	3,161
Large Cap Growth Opportunities Fund	2,409	-	-	2,409
Large Cap Select Fund	206	-	-	206
Large Cap Value Fund	14,662	-	107	14,769
Balanced Fund	9,763	-	-	9,763
Equity Income Fund	23,248	-	1,930	25,178

As of September 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows (000):

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Post-October Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
Real Estate Securities Fund	$8,274	$20,757	$-	$66,645	$95,676
Technology Fund	-	-	(468,869)	549	(468,320)
International Fund	9,866	-	(230,464)	132,348	(88,250)
Small Cap Growth Opportunities Fund	12,907	26,016	-	7,635	46,558
Small Cap Select Fund	59,890	88,149	(58,325)	130,720	220,434
Small Cap Value Fund	7,203	53,358	-	108,617	169,178
Mid Cap Growth Opportunities Fund	62,200	119,980	(60,505)	150,301	271,976
Mid Cap Value Fund	-	-	(57,479)	79,970	22,491
Large Cap Growth Opportunities Fund	-	-	(183,848)	93,648	(90,200)
Large Cap Select Fund	2,184	1,165	-	12,020	15,369
Large Cap Value Fund	43	-	(58,864)	121,209	62,388
Balanced Fund	88	-	(44,689)	26,114	(18,487)
Equity Income Fund	2,135	-	(25,813)	249,425	225,747

FIRST AMERICAN FUNDS Annual Report 2004

The difference between book and tax basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and investments in limited partnerships and REITs, and the amount of gain (loss) recognized for tax purposes due to mark to market adjustments on open futures contracts and the mark to market for certain Passive Foreign Investments Companies (PFICs) for tax purposes.

As of September 30, 2004, the following Funds had capital loss carryforwards (000):

	Expiration Year
Fund	2008	2009	2010	2011	2012	Total
Technology Fund	$12,002	$11,235	$339,005	$102,106	$4,320	$468,668
International Fund	3,470	15,879	106,716	103,959	-	230,024
Small Cap Select Fund	-	-	58,325	-	-	58,325
Mid Cap Growth Opportunities Fund	-	-	60,505	-	-	60,505
Mid Cap Value Fund	53,676	-	-	3,803	-	57,479
Large Cap Growth Opportunities Fund	-	7,189	144,016	32,643	-	183,848
Large Cap Value Fund	-	-	-	58,864	-	58,864
Balanced Fund	-	-	18,256	26,433	-	44,689
Equity Income Fund	2,250	1,731	-	21,832	-	25,813

In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryovers is limited on an annual basis for International Fund, Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, Small Cap Select Fund, and Technology Fund to (000) $8,327, $24,385, $10,084, $9,721 and $1,524, respectively.

Certain Funds incurred a loss for tax purposes for the period from November 1, 2003, to September 30, 2004. As permitted by tax regulations, the Funds intend to elect to defer and treat these losses as arising in the fiscal year ending September 30, 2005. The following Funds had deferred losses (000):

Fund	Amount
Technology Fund	$200
International Fund	440

FUTURES TRANSACTIONS – In order to gain exposure to or protect against changes in the market and to maintain sufficient liquidity to meet redemption requests, certain Funds may enter into S&P stock index futures contracts and other stock index futures contracts. Balanced Fund may also enter into interest rate index futures contracts. Upon entering into a futures or currency contract, the Fund is required to deposit cash or pledge U.S. government securities in an amount equal to five percent of the purchase price indicated in the futures or currency contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying index, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains (losses) until the contract is closed. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

Risks of entering into futures contracts, in general, include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction. These contracts involve market risk in excess of the amount reflected in the Fund's statement of assets and liabilities. Unrealized gains (losses) on outstanding positions in futures contracts held at the close of the year will be recognized as capital gains (losses) for federal income tax purposes.

OPTIONS TRANSACTIONS – The Funds may utilize options in an attempt to manage market or business risk or enhance their yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised,

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon exercise of the option.

Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

FOREIGN CURRENCY TRANSLATION – The books and records of International Fund relating to the Fund's non-U.S. dollar denominated investments are maintained in U.S. dollars on the following basis:

• market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

• purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions.

The International Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The International Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS – The International Fund may enter into forward foreign currency contracts as hedges against either specific transactions or Fund positions. The aggregate principal amount of the contracts are not recorded because the International Fund intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Fund realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Fund's statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at September 30, 2004.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS – Delivery and payment for securities that have been purchased by a Fund on a forward-commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. At September 30, 2004, the following Funds had outstanding when-issued commitments (000):

Fund	Cost	Segregated Assets
Mid Cap Growth Opportunities Fund	$6,848	$0
Balanced Fund	4,252	17,430

In connection with the ability to purchase securities on a when-issued basis, each Fund may also enter into dollar rolls in which the Fund sells securities purchased on a forward-commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. Dollar rolls are considered a form of leverage.

FIRST AMERICAN FUNDS Annual Report 2004

ILLIQUID OR RESTRICTED SECURITIES – A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Each Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds' board of directors as reflecting fair value. Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on a Fund's investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds' board of directors. At September 30, 2004, Real Estate Securities Fund, International Fund, Small Cap Growth Opportunities Fund, and Balanced Fund had investments in illiquid securities with a total market value of $370,175, $183, $122,540, and $39,330, respectively, or 0.1%, 0.0%, 0.0%, and 0.0%, respectively, of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows (000):

Real Estate Securities Fund

Security	Shares	Dates Acquired	Cost Basis
Beacon Capital	33,750	3/98	$660
Newcastle Investment Holdings	35,000	6/98	153
Wyndham International	2,262	3/00-4/00	-
Wyndham Voting Trust	1,295	3/98	-

International Fund

Security	Shares	Dates Acquired	Cost Basis
Peregrine Investment Holdings	142,000	12/94-8/97	$288
Silverstone Berhad	3,469	8/95-5/96	2

Small Cap Growth Opportunities Fund

Security	Shares	Dates Acquired	Cost Basis
Tridium Warrant	20,500	4/99	$-
Tridium, Cl B	278,500	4/99-8/99	1,524
VideoPropulsion	809,856	12/99	-

Balanced Fund

Security	Shares/Par	Dates Acquired	Cost Basis
Duty Free International	656	1/99-11/02	$655

SECURITIES LENDING – In order to generate additional income, a Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Fund's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

U.S. Bancorp Asset Management, Inc. ("USBAM") serves as the securities lending agent for the Funds in transactions involving the lending of portfolio securities on behalf of the Funds. USBAM acts as the securities lending agent pursuant to, and subject to compliance with conditions contained in, an exemptive order issued by the Securities and Exchange Commission ("SEC"). During the fiscal year ended September 30, 2004, USBAM received fees equal to 25% of the Fund's income from securities lending transactions. With respect to International Fund, a portion of this amount was paid to State Street Bank and Trust for acting as sub-lending agent. The Funds also paid an administrative fee to USBAM equal to 0.025% based on the cash collateral held for the securities on loan. Fees paid to USBAM by the Funds for the fiscal year ended September 30, 2004, were as follows (000):

Fund	Amount
Real Estate Securities Fund	$42
Technology Fund	59
International Fund	309
Small Cap Growth Opportunities Fund	159
Small Cap Select Fund	362
Small Cap Value Fund	92
Mid Cap Growth Opportunities Fund	343
Mid Cap Value Fund	85
Large Cap Growth Opportunities Fund	257
Large Cap Select Fund	32
Large Cap Value Fund	165
Balanced Fund	82
Equity Income Fund	209

As of October 1, 2004, USBAM will receive fees equal to 35% of the Funds' income from securities lending transactions. The Funds will no longer pay an administrative fee to USBAM in connection with securities lending.

REPURCHASE AGREEMENTS – A repurchase agreement is an agreement by which the seller of a security agrees to purchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances from proceeds from securities lending into joint repurchase agreements for the First American Funds complex managed by USBAM. As set forth in the accompanying schedules of investments, each of the Funds included in this annual report has an interest in joint repurchase agreements dated September 30, 2004. Information regarding these agreements is as follows (000):

Broker	Rate	Principal	Collateral Value	Security Type	Coupon Rate	Maturity
Bear Stearns	2.060%	$30,000	$30,611	Commercial Loans	0.000%	2033	- 2034
Bear Stearns	2.045%	100,000	102,056	Commercial Loans	3.850% - 6.230%	2004	- 2014
Citibank	1.945%	200,000	211,790	Collateralized Mortgage Obligations	2.340% - 9.700%	2015	- 2034
				Corporate Bonds	0.000% - 9.125%	2006 - 2042
Citibank	1.925%	100,000	102,114	Israeli Government Bonds	0.000%	2005	- 2018
				Financing Corporation Bonds	0.000% - 10.350%	2017 - 2018
				Easy Growth TR Interest Certificates	0.000%	2005 - 2006
				Treasury Investors Growth Receipt (TIGER)	0.000%	2007
				Certificate of Accrual on Treasury Securities (CATS)	0.000%	2011
				U.S. Treasury Notes	1.625% - 5.000%	2005 - 2011
				U.S. Treasury Bill	0.000%	2004
				Resolution Funding Corporation Bonds	8.625%	2030
				International Finance Corporation Notes	4.750% - 5.250%	2006 - 2007
				Inter-American Development Bank Notes	5.375% - 8.500%	2006 - 2011
				Asian Development Bank Note	4.50%	2012
Greenwich Capital Markets	1.950%	300,000	306,004	Federal Home Loan Mortgage Corporation Bonds	0.000% - 9.000%	2006	- 2034
				Federal National Mortgage Association Bonds	0.000% - 6.500%	2007 - 2042
Goldman Sachs	2.205%	50,000	51,021	Commercial Loans	0.00%	2005	- 2011
Goldman Sachs	2.025%	205,000	211,342	Mortgage Loans	6.088% - 6.722%	2010
				Commercial Loans	0.00%	2007
Goldman Sachs	1.480%	75,000	77,320	Commercial Loans	0.00%	2004
Goldman Sachs	1.425%	125,000	127,552	Commercial Loans	0.00%	2005	- 2020
Lehman Brothers	2.055%	200,000	204,000	Home Equity Loans	0.000% - 14.101%	2010	- 2034
Lehman Brothers	1.935%	200,000	219,916	Collateralized Mortgage Obligations	0.000% - 7.109%	2008	- 2044
Lehman Brothers	1.910%	300,000	306,005	Federal Farm Credit Bank Note	4.500%	2009
				Federal Home Loan Bank Bonds	0.000% - 5.750%	2005 - 2018
				Federal Home Loan Mortgage Corporation Notes	2.375% - 3.550%	2006 - 2009
				Federal National Mortgage Association Bonds	3.100% - 6.000%	2007 - 2018
Merrill Lynch	1.925%	100,000	105,002	Corporate Bonds	0.000% - 10.125%	2005	- 2043

OTHER INCOME – Income from settlement proceeds related to specific portfolio securities is recorded as an adjustment to realized or unrealized gains or losses. Income from settlement proceeds related to securities that are no longer included in the portfolio is recorded in other income. For the fiscal year ended September 30, 2004, Technology Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Mid Cap Growth Opportunities Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Value Fund, and Balanced Fund recorded $143,519, $1,263,916, $180,534, $1,915, $61,637, $343,681, $5,594, $85,572, $32,265, respectively, in other income for settlement proceeds related to securities no longer included in the portfolio.

EXPENSES – Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets of all Funds within the First American Fund complex. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

INTERFUND LENDING PROGRAM – Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating Funds. The Funds did not have any interfund lending transactions during the fiscal year ended September 30, 2004.

FIRST AMERICAN FUNDS Annual Report 2004

DEFERRED COMPENSATION PLAN – Under a Deferred Compensation Plan (the "Plan"), non-interested directors of the First American Fund family may participate and elect to defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of selected open-end First American Funds as designated by the board of directors. All amounts in the Plan are 100% vested and accounts under the Plan are obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3  >  Fees and Expenses

ADVISORY FEES – Pursuant to an investment advisory agreement (the "Agreement"), USBAM manages each Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Fund to pay USBAM a monthly fee based upon average daily net assets. The annual fee for each Fund is as follows:

Real Estate Securities Fund	0.70%
Technology Fund	0.70%
International Fund	1.10%
Small Cap Growth Opportunities Fund	1.40%
Small Cap Select Fund	0.70%
Small Cap Value Fund	0.70%
Mid Cap Growth Opportunities Fund	0.70%
Mid Cap Value Fund	0.70%
Large Cap Growth Opportunities Fund	0.65%
Large Cap Select Fund	0.65%
Large Cap Value Fund	0.65%
Balanced Fund	0.65%
Equity Income Fund	0.65%

Under the Agreement, the fee paid to USBAM by International Fund is equal to a rate of 1.10% of the average daily net assets up to $1.5 billion, 1.05% of the average daily net assets on the next $1 billion, and 1.00% of the average daily net assets in excess of $2.5 billion. The fees paid by Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund, and Equity Income Fund are equal to an annual rate of 0.65% of the average daily net assets up to $3 billion, 0.625% of the average daily net assets on the next $2 billion, and 0.60% of the average daily net assets in excess of $5 billion. USBAM voluntarily waived fees during the fiscal year ended September 30, 2004 so that total fund operating expenses, as a percentage of average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	B	C	R*	Y
Real Estate Securities Fund	1.23%	1.98%	1.98%	1.48%	0.98%
Technology Fund	1.23	1.98	1.98	NA	0.98
International Fund	1.60	2.35	2.35	1.85	1.35
Small Cap Growth Opportunities Fund	1.93	2.68	2.68	2.18	1.68
Small Cap Select Fund	1.21	1.96	1.96	1.46	0.96
Small Cap Value Fund	1.23	1.98	1.98	1.48	0.98
Mid Cap Growth Opportunities Fund	1.20	1.95	1.95	1.45	0.95
Mid Cap Value Fund	1.20	1.95	1.95	1.45	0.95
Large Cap Growth Opportunities Fund	1.15	1.90	1.90	1.40	0.90
Large Cap Select Fund	1.15	1.90	1.90	1.40	0.90
Large Cap Value Fund	1.15	1.90	1.90	1.40	0.90
Balanced Fund	1.05	1.80	1.80	1.30	0.80
Equity Income Fund	1.15	1.90	1.90	1.40	0.90

* Prior to July 1, 2004, Class R shares were designated Class S Shares, which had lower fees and expenses. During the period from October 1, 2003, to June 30, 2004, USBAM voluntarily waived fees for this class so that total operating expenses, as a percent of average daily net assets, did not exceed 1.23%, 1.23%, 1.60%, 1.93%, 1.21%, 1.23%, 1.20%, 1.20%, 1.15%, 1.15%, 1.15%, 1.05%, and 1.15% for Real Estate Securities Fund, Technology Fund, International Fund, Small Cap Growth Opportunities Fund, Small Cap Select Fund, Small Cap Value Fund, Mid Cap Growth Opportunties Fund, Mid Cap Value Fund, Large Cap Growth Opportunities Fund, Large Cap Select Fund, Large Cap Value Fund, Balanced Fund and Equity Income Fund, respectively.

NA = not applicable

The Funds may invest in related money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to USBAM, which acts as the investment adviser to both the investing Funds and the related money market funds, USBAM will reimburse each investing Fund an amount equal to that portion of USBAM's investment advisory fee received from the related money market funds that is attributable to the assets of the investing Fund. For financial statement purposes, these reimbursements are recorded as investment income.

SUB-ADVISORY FEES – Clay Finlay, Inc. ("Clay Finlay") serves as investment sub-advisor to International Fund, pursuant to a Sub-Advisory Agreement with USBAM. For its services under the Sub-Advisory Agreement with USBAM, Clay Finlay is paid a monthly fee by USBAM calculated on

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

an annual basis equal to 0.25% of the first $500 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $500 million.

CO-ADMINISTRATION FEES – USBAM and U.S. Bancorp Fund Services, LLC ("USBFS") (collectively, the "Administrators") serve as the co-administrators pursuant to a co-administration agreement between the Administrators and the Funds. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the co-administration agreement, the Administrators are compensated to provide, or compensate other entities to provide, services to the Funds. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Funds pay the Administrators at an annual rate, calculated daily and paid monthly, based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Fund's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily assets, 0.22% of the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. FAIF pays transfer agent fees of $18,500 per share class and additional per account fees for transfer agent services. These fees are allocated to each Fund based upon the Fund's pro rata share of aggregate average daily net assets of the funds that comprise FAIF. For the fiscal year ended September 30, 2004, administration fees paid to USBAM and USBFS by the Funds included in this annual report were as follows (000):

Fund	Amount
Real Estate Securities Fund	$986
Technology Fund	306
International Fund	3,302
Small Cap Growth Opportunities Fund	1,273
Small Cap Select Fund	2,877
Small Cap Value Fund	1,244
Mid Cap Growth Opportunities Fund	3,774
Mid Cap Value Fund	1,138
Large Cap Growth Opportunities Fund	3,583
Large Cap Select Fund	605
Large Cap Value Fund	3,059
Balanced Fund	1,321
Equity Income Fund	4,311

CUSTODIAN FEES – U.S. Bank serves as the Funds' custodian pursuant to a custodian agreement with FAIF. The fee for each Fund is equal to an annual rate of 0.01% of average daily net assets. These fees are computed daily and paid monthly.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES – Quasar Distributors LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as distributor of the Funds pursuant to a distribution agreement with FAIF. Under the distribution agreement, each Fund pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of each Fund's average daily net assets of the Class A shares, Class B shares, Class C shares and Class R shares, respectively. No distribution or shareholder servicing fees are paid by Class Y shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities.

FAIF has also adopted and entered into a shareholder servicing plan and agreement with USBAM with respect to the Class R shares. Each Fund, except Technology Fund, pays USBAM a monthly shareholder servicing fee equal to an annual rate of 0.15% of the average daily net assets of the Fund's Class R shares. USBAM is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

Under these distribution and shareholder servicing agreements, the following amounts were retained by Quasar and USBAM or paid to affiliates of USBAM for the fiscal year ended September 30, 2004 (000):

Fund	Amount
Real Estate Securities Fund	$136
Technology Fund	107
International Fund	143
Small Cap Growth Opportunities Fund	218
Small Cap Select Fund	313
Small Cap Value Fund	129
Mid Cap Growth Opportunities Fund	471
Mid Cap Value Fund	75
Large Cap Growth Opportunities Fund	384
Large Cap Select Fund	2
Large Cap Value Fund	315
Balanced Fund	406
Equity Income Fund	593

OTHER FEES – In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Fund is responsible for paying most other operating expenses including fees and expenses of independent directors, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses. For the fiscal year ended September 30, 2004, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Funds were partners.

FIRST AMERICAN FUNDS Annual Report 2004

SALES CHARGES – A contingent deferred sales charge ("CDSC") is imposed on redemptions made in the Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares. Class B shares automatically convert to Class A shares after eight years.

Year Since Purchase	CDSC as a Percentage of Dollar Amount Subject to Charge
First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth	1.00%
Seventh	-
Eighth	-

A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first twelve months.

The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares or the value at the time of redemption, whichever is less.

For the fiscal year ended September 30, 2004, total sales charges retained by affiliates of USBAM for distributing the Funds' shares were as follows (000):

Fund	Amount
Real Estate Securities Fund	$211
Technology Fund	48
International Fund	88
Small Cap Growth Opportunities Fund	600
Small Cap Select Fund	206
Small Cap Value Fund	122
Mid Cap Growth Opportunities Fund	325
Mid Cap Value Fund	113
Large Cap Growth Opportunities Fund	222
Large Cap Select Fund	27
Large Cap Value Fund	113
Balanced Fund	227
Equity Income Fund	880

4  >  Capital Share Transactions

FAIF has 420 billion shares of $0.0001 par value capital stock authorized. Capital share transactions for the Funds were as follows (000):

	Real Estate Securities Fund		Technology Fund		International Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
Class A:
Shares issued	2,885	1,923	2,255	1,908	1,986	20,293
Shares issued in lieu of cash distributions	192	106	-	-	20	-
Shares redeemed	(640)	(921)	(2,520)	(2,202)	(1,969)	(21,356)
Shares issued in connection with acquisition of Fund net assets	-	-	-	-	-	347
Total Class A transactions	2,437	1,108	(265)	(294)	37	(716)
Class B:
Shares issued	64	77	123	293	64	73
Shares issued in lieu of cash distributions	14	12	-	-	1	-
Shares redeemed	(63)	(54)	(616)	(647)	(234)	(249)
Shares issued in connection with acquisition of Fund net assets	-	-	-	-	-	39
Total Class B transactions	15	35	(493)	(354)	(169)	(137)
Class C:
Shares issued	104	154	119	223	87	262
Shares issued in lieu of cash distributions	14	8	-	-	1	-
Shares redeemed	(91)	(32)	(308)	(398)	(422)	(630)
Shares issued in connection with acquisition of Fund net assets	-	-	-	-	-	22
Total Class C transactions	27	130	(189)	(175)	(334)	(346)
Class R:
Shares issued	75	195	138	459	135	532
Shares issued in lieu of cash distributions	8	8	-	-	4	-
Shares redeemed	(241)	(134)	(697)	(330)	(1,090)	(1,066)
Shares issued in connection with acquisition of Fund net assets	-	-	-	-	-	6
Total Class R transactions	(158)	69	(559)	129	(951)	(528)
Class Y:
Shares issued	13,274	5,372	3,912	5,455	31,294	60,261
Shares issued in lieu of cash distributions	499	224	-	-	526	-
Shares redeemed	(3,750)	(2,207)	(6,414)	(7,227)	(29,700)	(30,752)
Shares issued in connection with acquisition of Fund net assets	-	-	-	-	-	6,391
Total Class Y transactions	10,023	3,389	(2,502)	(1,772)	2,120	35,900
Net increase (decrease) in capital shares	12,344	4,731	(4,008)	(2,466)	703	34,173

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

	Small Cap Growth Opportunities Fund		Small Cap Select Fund		Small Cap Value Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
Class A:
Shares issued	3,228	2,921	2,909	1,232	1,192	522
Shares issued in lieu of cash distributions	25	-	352	-	100	1
Shares redeemed	(2,342)	(2,420)	(2,193)	(1,222)	(997)	(668)
Shares issued in connection with acquisition of Fund net assets	-	-	-	1,906	-	-
Total Class A transactions	911	501	1,068	1,916	295	(145)
Class B:
Shares issued	251	85	146	158	77	81
Shares issued in lieu of cash distributions	2	-	65	-	34	-
Shares redeemed	(121)	(61)	(174)	(118)	(413)	(269)
Shares issued in connection with acquisition of Fund net assets	-	-	-	357	-	-
Total Class B transactions	132	24	37	397	(302)	(188)
Class C:
Shares issued	191	64	251	272	77	73
Shares issued in lieu of cash distributions	-	-	56	-	13	-
Shares redeemed	(43)	(12)	(197)	(154)	(120)	(202)
Shares issued in connection with acquisition of Fund net assets	-	-	-	367	-	-
Total Class C transactions	148	52	110	485	(30)	(129)
Class R:
Shares issued	39	69	208	447	72	68
Shares issued in lieu of cash distributions	1	-	55	-	3	-
Shares redeemed	(208)	(47)	(1,065)	(407)	(170)	(11)
Shares issued in connection with acquisition of Fund net assets	-	-	-	46	-	-
Total Class R transactions	(168)	22	(802)	86	(95)	57
Class Y:
Shares issued	4,004	6,194	8,030	19,375	3,675	5,082
Shares issued in lieu of cash distributions	79	-	3,768	-	1,045	40
Shares redeemed	(10,975)	(3,929)	(33,562)	(14,243)	(12,846)	(7,783)
Shares issued in connection with acquisition of Fund net assets	-	-	-	16,348	-	-
Shares issued in connection with acquisition of Common Trust Fund net assets	-	-	-	10,235	-	-
Total Class Y transactions	(6,892)	2,265	(21,764)	31,715	(8,126)	(2,661)
Net increase (decrease) in capital shares	(5,869)	2,864	(21,351)	34,599	(8,258)	(3,066)

FIRST AMERICAN FUNDS Annual Report 2004

	Mid Cap Growth Opportunities Fund		Mid Cap Value Fund		Large Cap Growth Opportunities Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
Class A:
Shares issued	778	503	682	261	1,608	676
Shares issued in lieu of cash distributions	135	-	4	8	2	3
Shares redeemed	(959)	(737)	(282)	(236)	(1,201)	(787)
Shares issued in connection with acquisition of Fund net assets	-	1,985	-	-	-	2,908
Total Class A transactions	(46)	1,751	404	33	409	2,800
Class B:
Shares issued	65	56	57	49	89	50
Shares issued in lieu of cash distributions	9	-	-	3	-	-
Shares redeemed	(51)	(36)	(188)	(215)	(735)	(317)
Shares issued in connection with acquisition of Fund net assets	-	95	-	-	-	1,823
Total Class B transactions	23	115	(131)	(163)	(646)	1,556
Class C:
Shares issued	48	323	64	26	57	166
Shares issued in lieu of cash distributions	11	-	-	1	-	-
Shares redeemed	(110)	(113)	(76)	(89)	(216)	(127)
Shares issued in connection with acquisition of Fund net assets	-	128	-	-	-	618
Total Class C transactions	(51)	338	(12)	(62)	(159)	657
Class R:
Shares issued	27	239	41	69	72	280
Shares issued in lieu of cash distributions	8	-	-	-	-	1
Shares redeemed	(341)	(162)	(100)	(22)	(767)	(170)
Shares issued in connection with acquisition of Fund net assets	-	7	-	-	-	460
Total Class R transactions	(306)	84	(59)	47	(695)	571
Class Y:
Shares issued	3,700	9,998	5,379	6,010	12,178	13,440
Shares issued in lieu of cash distributions	810	-	77	139	29	46
Shares redeemed	(8,163)	(8,534)	(4,252)	(5,344)	(11,718)	(14,585)
Shares issued in connection with acquisition of Fund net assets	-	5,734	-	-	-	21,251
Shares issued in connection with acquisition of Common Trust Fund net assets	-	8,454	-	-	-	12,677
Total Class Y transactions	(3,653)	15,652	1,204	805	489	32,829
Net increase (decrease) in capital shares	(4,033)	17,940	1,406	660	(602)	38,413

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

	Large Cap Select Fund		Large Cap Value Fund		Balanced Fund
	10/01/03 to 9/30/04	1/31/03 (1) to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03	10/01/03 to 9/30/04	10/01/02 to 9/30/03
Class A:
Shares issued	78	19	2,249	885	3,334	729
Shares issued in lieu of cash distributions	-	-	53	75	148	183
Shares redeemed	(40)	-	(1,580)	(1,747)	(2,038)	(2,326)
Total Class A transactions	38	19	722	(787)	1,444	(1,414)
Class B:
Shares issued	17	10	55	81	159	206
Shares issued in lieu of cash distributions	-	-	6	14	22	37
Shares redeemed	(5)	-	(876)	(672)	(892)	(1,015)
Total Class B transactions	12	10	(815)	(577)	(711)	(772)
Class C:
Shares issued	4	3	49	80	85	798
Shares issued in lieu of cash distributions	-	-	2	3	4	8
Shares redeemed	(1)	(1)	(139)	(216)	(256)	(322)
Total Class C transactions	3	2	(88)	(133)	(167)	484
Class R:
Shares issued	-	-	160	529	345	1,256
Shares issued in lieu of cash distributions	-	-	7	23	23	56
Shares redeemed	-	-	(1,761)	(848)	(2,881)	(3,113)
Total Class R transactions	-	-	(1,594)	(296)	(2,513)	(1,801)
Class Y:
Shares issued	13,492	11,138	12,949	10,622	6,123	15,854
Shares issued in lieu of cash distributions	191	12	471	626	529	750
Shares redeemed	(1,430)	(110)	(12,532)	(17,421)	(16,991)	(12,921)
Total Class Y transactions	12,253	11,040	888	(6,173)	(10,339)	3,683
Net increase (decrease) in capital shares	12,306	11,071	(887)	(7,966)	(12,286)	180

(1)  Commencement of operations

	Equity Income Fund
	10/01/03 to 9/30/04	10/01/02 to 9/30/03
Class A:
Shares issued	4,209	1,778
Shares issued in lieu of cash distributions	200	07
Shares redeemed	(2,448)	(2,888)
Total Class A transactions	1,961	(903)
Class B:
Shares issued	396	390
Shares issued in lieu of cash distributions	17	18
Shares redeemed	(459)	(444)
Total Class B transactions	(46)	(36)
Class C:
Shares issued	221	935
Shares issued in lieu of cash distributions	14	18
Shares redeemed	(401)	(439)
Total Class C transactions	(166)	514
Class R:
Shares issued	185	1,108
Shares issued in lieu of cash distributions	15	36
Shares redeemed	(1,685)	(3,475)
Total Class R transactions	(1,485)	(2,331)
Class Y:
Shares issued	23,673	36,512
Shares issued in lieu of cash distributions	718	790
Shares redeemed	(25,006)	(21,995)
Shares issued in connection with acquisition of Common Trust Fund net assets	-	24,188
Total Class Y transactions	(615)	39,495
Net increase (decrease) in capital shares	(351)	36,739

FIRST AMERICAN FUNDS Annual Report 2004

5  >  Investment Security Transactions

During the fiscal year ended September 30, 2004, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Real Estate Securities Fund	$-	$-	$663,195	$460,692
Technology Fund	-	-	56,904	90,991
International Fund	-	-	928,935	926,516
Small Cap Growth Opportunities Fund	-	-	811,660	962,005
Small Cap Select Fund	-	-	1,231,138	1,679,899
Small Cap Value Fund	-	-	158,718	306,596
Mid Cap Growth Opportunities Fund	-	-	1,884,114	2,138,692
Mid Cap Value Fund	-	-	370,355	352,740
Large Cap Growth Opportunities Fund	-	-	1,509,580	1,537,319
Large Cap Select Fund	-	-	285,237	141,382
Large Cap Value Fund	-	-	1,193,393	1,230,048
Balanced Fund	164,864	226,043	369,010	426,246
Equity Income Fund	-	-	235,940	167,637

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal tax purposes at September 30, 2004, were as follows (000):

Fund	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net	Federal Income Tax Cost
Real Estate Securities	$69,086	$(2,441)	$66,645	$564,595
Technology	12,497	(11,948)	549	133,637
International	178,607	(46,259)	132,348	1,043,371
Small Cap Growth Opportunities	28,746	(21,111)	7,635	469,586
Small Cap Select	161,621	(30,901)	130,720	1,109,047
Small Cap Value	122,471	(13,854)	108,617	461,112
Mid Cap Growth Opportunities	200,888	(50,587)	150,301	1,858,672
Mid Cap Value	85,488	(5,518)	79,970	589,829
Large Cap Growth Opportunities	160,366	(66,718)	93,648	1,826,245
Large Cap Select	22,256	(10,236)	12,020	389,180
Large Cap Value	146,529	(25,320)	121,209	1,427,639
Balanced	39,715	(13,601)	26,114	568,133
Equity Income	307,479	(58,054)	249,425	1,796,735

The difference between cost for financial statement purposes and federal tax purposes is primarily due to losses deferred from wash sales, investments in limited partnerships and REITs, the amount of gain (loss) recognized for tax purposes due to mark to market adjustments on open futures contracts and the mark to market of certain Passive Foreign Investments Companies (PFICs) for tax purposes.

6  >  Options Written

Transactions in options written for the fiscal year ended September 30, 2004, were as follows:

	Number of Contracts	Premium Amount (000)
Put Options Written
Balanced Fund:
Balance at September 30, 2003	250	$15
Opened	3,545	118
Expired	(1,090)	(67)
Exercised	-	-
Closed	(2,705)	(66)
Balance at September 30, 2004	-	$-
Call Options Written
Technology Fund:
Balance at September 30, 2003	2,882	$511
Opened	-	-
Expired	(1,877)	(278)
Exercised	(529)	(79)
Closed	(476)	(154)
Balance at September 30, 2004	-	$-
Balanced Fund:
Balance at September 30, 2003	500	$31
Opened	890	51
Expired	(640)	(36)
Exercised	-	-
Closed	(750)	(46)
Balance at September 30, 2004	-	$-

7  >  Concentration of Risks

Portfolios that primarily invest in a particular sector may experience greater volatility than portfolios investing in a broad range of industry sectors. The Real Estate Securities Fund primarily invests in income-producing common stocks of publicly traded companies engaged in the real estate industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to in the future. The Technology Fund primarily invests in equity securities of companies in the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in this industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. As of September 30, 2004 the Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, and Small Cap Growth Opportunities Fund each had a significant portion of their assets invested in the information technology sector, which could be more sensitive to short product cycles and aggressive pricing than the technology industry as a whole. During the same period, Small Cap Growth Opportunities Fund also had a significant portion of its assets invested in the healthcare sector. The healthcare sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and

FIRST AMERICAN FUNDS Annual Report 2004

Notes to Financial Statements September 30, 2004

consumer tastes. During the same period, the Small Cap Value Fund, Mid Cap Value Fund, Large Cap Value Fund, and Equity Income Fund also had a significant portion of their assets invested in the financials sector. The financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition and consumer confidence and spending.

8  >  Payment Made by Affiliate

In 2003, the International Fund received a reimbursement from USBAM related to foreign currency principal trades between the International Fund and U.S. Bank from April 1994 to September 2001, which were in violation of the Investment Company Act of 1940. The amount of the reimbursement was $621,143 or $0.005 per share based upon the shares outstanding as of September 30, 2003.

9  >  Fund Mergers

On March 13, 2003, shareholders of Health Sciences Fund and Large Cap Growth Fund, Mid Cap Growth Fund, Emerging Markets Fund, and Small Cap Growth Fund approved the Agreement and Plan of Reorganization recommended by the board of directors, providing for the merger into Large Cap Growth Opportunities Fund, Mid Cap Growth Opportunities Fund, International Fund, and Small Cap Select Fund, respectively, at the close of business March 14, 2003. The following table illustrates the specifics of the mergers (000):

Acquired Fund	Acquiring Fund	Acquired Funds Net Assets		Shares Issued to Shareholders of Acquired Fund	Acquiring Fund Net Assets	Continued Net Assets	Tax Status of Transfer
First American Health Sciences Fund	First American Large Cap Growth Opportunities Fund (1)	$15,899	(2)		$548,575	$1,077,544	Non-taxable
Class A	Class A			240
Class B	Class B			138
Class C	Class C			139
Class S	Class S			5
Class Y	Class Y			300
First American Large Cap Growth Fund		513,070	(3)
Class A	Class A			2,668
Class B	Class B			1,685
Class C	Class C			479
Class S	Class S			455
Class Y	Class Y			20,951
First American Mid Cap Growth Fund	First American Mid Cap Growth Opportunities Fund (1)	218,741	(4)		895,749	1,114,490	Non-taxable
Class A	Class A			1,985
Class B	Class B			95
Class C	Class C			128
Class S	Class S			7
Class Y	Class Y			5,734
First American Emerging Markets Fund	First American International Fund (1)	49,553	(5)		725,636	775,189	Non-taxable
Class A	Class A			347
Class B	Class B			39
Class C	Class C			22
Class S	Class S			6
Class Y	Class Y			6,391
First American Small Cap Growth Fund	First American Small Cap Select Fund (1)	210,865	(6)		656,515	867,380	Non-taxable
Class A	Class A			1,906
Class B	Class B			357
Class C	Class C			367
Class S	Class S			46
Class Y	Class Y			16,348

(1)  Accounting survivor.

(2)  Includes capital loss carryover and tax losses deferred due to wash sales of $3,407, and unrealized depreciation of $2,164.

(3)  Includes capital loss carryover and tax losses deferred due to wash sales of $302,762, and unrealized depreciation of $94,007.

(4)  Includes capital loss carryover and tax losses deferred due to wash sales of $230,571, and unrealized depreciation of $12,121.

(5)  Includes capital loss carryover and tax losses deferred due to wash sales of $14,472, and unrealized appreciation of $4,334.

(6)  Includes capital loss carryover and tax losses deferred due to wash sales of $174,110, and unrealized depreciation of $18,040.

FIRST AMERICAN FUNDS Annual Report 2004

On November 22, 2002, the Equity Income Fund and Small Cap Select Fund acquired substantially all of the assets of the Growth & Income and Emerging Growth Common Trust Funds (sponsored by U.S. Bank), respectively, in exchange for Class Y shares of the respective First American Funds. The following table illustrates the specifics of the mergers (000):

Acquired Fund	Acquiring Fund	Acquired Fund's Net Assets		Shares Issued to Shareholders of Acquired Fund	Acquiring Fund Net Assets	Combined Net Assets	Tax Status of Transfer
Growth & Income Common Trust Fund	First American Equity Income Fund (1)
Class Y	Class Y	$259,049	(2)	24,188	$1,088,937	$1,347,986	Non-taxable
Emerging Growth C	First American Small Cap
Common Trust Fund	Select Fund (1)
Class Y	Class Y	129,674	(3)	10,235	604,122	733,796	Non-taxable

(1)  Accounting survivor.

(2)  Includes unrealized depreciation of $7,163.

(3)  Includes unrealized appreciation of $3,452.

On October 25, 2002, the Large Cap Growth Opportunities, Mid Cap Growth Opportunities, and Large Cap Growth Opportunities Fund acquired substantially all of the assets of the Equity Growth A, Special Equity Growth B and Common Stock (KS) Common Trust Funds (sponsored by U.S. Bank), respectively, in exchange for Class Y shares of the respective First American Funds. The following table illustrates the specifics of the mergers (000):

Acquired Fund	Acquiring Fund	Acquired Fund's Net Assets		Shares Issued to Shareholders of Acquired Fund	Acquiring Fund Net Assets	Combined Net Assets	Tax Status of Transfer
Equity Growth Common Trust	First American Large Cap Growth
	Opportunities Fund (1)
Class Y	Class Y	$258,080	(2)	11,944	$374,478	$648,179	Non-taxable
Common Stock (KS) Common Trust	First American Large Cap Growth
	Opportunities Fund (1)
Class Y	Class Y	15,621	(3)	733
Special Equity Growth B	First American Mid Cap Growth
Common Trust	Opportunities Fund (1)
Class Y	Class Y	245,348	(4)	8,454	611,311	856,659	Non-taxable

(1)  Accounting survivor.

(2)  Includes unrealized depreciation of $12,067.

(3)  Includes unrealized appreciation of $9,464.

(4)  Includes unrealized depreciation of $4,760.

10  >  Indemnifications

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims of losses pursuant to these contracts and expect the risk of loss to be remote.

11  >  Additional Information Related to Small Cap Growth Opportunities Fund

As a result of an internal review, USBAM uncovered an action involving potentially improper trading of a portfolio security held in the First American Small Cap Growth Opportunities Fund. USBAM engaged an outside law firm to conduct a review of these trades, and, as a result of this review, the law firm concluded that no USBAM employee violated the applicable securities laws. USBAM has reported this to the Fund's board of directors and to the Securities and Exchange Commission (SEC). The SEC is conducting an informal inquiry into this matter, and USBAM is cooperating fully with the SEC in its inquiry.

12  >  Proposed Replacement of Investment Sub-Advisor

On September 16, 2004, the Funds' board of directors approved the appointment of J.P Morgan Investment Management Inc. ("JPMorgan") to replace Clay Finlay, Inc. as the investment sub-advisor to International Fund, subject to the approval of the shareholders of the Fund. A special meeting of the shareholders of the Fund will be held on December 8, 2004 to vote upon the appointment of JPMorgan.

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

TAX INFORMATION

The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent in early 2005 on Form 1099. Please consult your tax advisor for proper treatment of this information.

Dear First American Shareholders:

For the fiscal year ended September 30, 2004, each Fund has designated long-term capital gain dividends, dividends qualifying for the corporate dividends received deduction, and qualified dividend income with regard to distributions paid during the year as follows:

Fund	Long Term Capital Gains Distributions (Tax Basis) (a)	Ordinary Income Distributions (Tax Basis) (a)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (b)	Qualified Dividend Income (000)	Qualified Dividend Income (b) (c)
Real Estate Securities Fund	28%	72%	100%	-%	$98	-%
International Fund (d)	-	100	100	-	21,090	-
Small Cap Growth Opportunities Fund	100	-	100	-	168	-
Small Cap Select Fund	42	58	100	2	2,456	2
Small Cap Value Fund	66	34	100	26	2,862	20
Mid Cap Growth Opportunities Fund	52	48	100	5	2,919	4
Mid Cap Value Fund	-	97	100	100	2,817	100
Large Cap Growth Opportunities Fund	-	82	100	100	8,301	100
Large Cap Select Fund	12	88	100	65	2,109	68
Large Cap Value Fund	-	100	100	100	14,667	100
Balanced Fund	-	100	100	54	4,235	56
Equity Income Fund	-	100	100	100	32,700	98

(a) Based on a percentage of the Fund's total distributions.

(b) Based on a percentage of ordinary income distributions of the Fund.

(c) For the fiscal year ended September 30, 2004 certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided by the Internal Revenue Code 1(h). The Funds intend to designate the maximum amounts as taxed at a maximum rate of 15%. Complete information was computed and reported in conjunction with your 2003 Form 1099-Div. As of September 30, 2004, for the calendar year to date, qualified dividend income as a percentage of ordinary income distributions for each Fund was as follows: Real Estate Securities Fund, International, Small Cap Growth Opportunities, Small Cap Select, Small Cap Value, Mid Cap Growth Opportunities, Mid Cap Value, Large Cap Growth Opportunities, Large Cap Select, Large Cap Value, Balanced and Equity Income Funds were 0%, 0%, 0%, 2%, 20%, 4%, 100%,100%, 68%, 100%, 56% and 98%, respectively.

(d) The International Fund has elected to pass through to shareholders foreign taxes under Section 853 of the Internal Revenue Code. Foreign taxes paid and foreign source income for the fund were $3,197,245 and $26,479,713, respectively.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

Beginning with the quarter ending December 31, 2004, each Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-Q. The Funds' Forms N-Q will be available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov. In addition, you may review and copy the Funds' Forms N-Q at the Commission's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

FIRST AMERICAN FUNDS Annual Report 2004

Directors and Officers of the Funds

Independent Directors

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director †
Benjamin R. Field III, P.O. Box 1329, Minneapolis, MN 55440-1329 (1938)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF, since September 2003	Retired; Senior Financial Advisor, Bemis Company, Inc. from May 2002 through June 2004; Senior Vice President, Chief Financial Officer & Treasurer, Bemis, through April 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Mickey P. Foret, P.O. Box 1329, Minneapolis, MN 55440-1329 (1945)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Consultant to Northwest Airlines, Inc. since 2002; Executive Vice President and Chief Financial Officer, Northwest Airlines, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	ADC Telecommu-nications, Inc. Champion Airlines, Inc. MAIR Holdings Inc. (a holding company for regional air carriers) URS Corporation (an engineer-ing firm)

Roger A. Gibson, P.O. Box 1329, Minneapolis, MN 55440-1329 (1946)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since October 1997	Retired; Vice President, Cargo-United Airlines, from July 2001 through July 2004; Vice President, North America - Mountain Region for United Airlines, prior to July 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Victoria J. Herget, P.O. Box 1329, Minneapolis, MN 55440-1329 (1951)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since September 2003	Investment consultant and non-profit board member since 2001; Managing Director of Zurich Scudder Investments through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Leonard W. Kedrowski, P.O. Box 1329, Minneapolis, MN 55440-1329 (1941)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since November 1993	Owner, Executive and Management Consulting, Inc., a management consulting firm; Board member, GC McGuiggan Corporation (dba Smyth Companies), a label printer; former Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, through October 2003; Advisory Board member, Designer Doors, manufacturer of designer doors, through 2002.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

FIRST AMERICAN FUNDS Annual Report 2004

NOTICE TO SHAREHOLDERS September 30, 2004 (unaudited)

Independent Directors - continued

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director †
Richard K. Riederer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Retired; Director, President and Chief Executive Officer, Weirton Steel through 2001.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Joseph D. Strauss, P.O. Box 1329, Minneapolis, MN 55440-1329 (1940)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since April 1991	Owner, Chairman and Chief Executive Officer, Excensus(TM), LLC, a consulting firm, since 2001; owner and President, Strauss Management Company, a Minnesota holding company for various organizational management business ventures; owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization; attorney at law.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

Virginia L. Stringer, P.O. Box 1329, Minneapolis, MN 55440-1329 (1944)	Chair; Director	Chair Term three years. Directors Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Chair of FAIF's Board since September 1997; Director of FAIF since August 1987	Owner and President, Strategic Management Resources, Inc., a management consulting firm; Executive Consultant to State Farm Insurance Company.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

James M. Wade, P.O. Box 1329, Minneapolis, MN 55440-1329 (1943)	Director	Term expiring earlier of death, resignation, removal, disqualification, or successor duly elected and qualified. Director of FAIF since August 2001	Owner and President, Jim Wade Homes, a homebuilding company, since 1999.	First American Funds Complex: eleven registered investment companies, including fifty-six portfolios	None

†  Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

FIRST AMERICAN FUNDS Annual Report 2004

Officers

Position(s) Name, Address, and Year of Birth	Term of Office Held with Fund	and Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, MN 55402 (1962)*	President	Re-elected by the Board annually; President of FAIF since February 2001	Chief Executive Officer of the Advisor since May 2001; prior thereto, Chief Executive Officer of First American Asset Management since December 2000 and of Firstar Investment & Research Management Company ("FIRMCO") since February 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; prior to October 1998, Senior Airline Equity Analyst and a Director in the Equity Research Department of Credit Suisse First Boston.

Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1960)*	Vice President– Investments	Re-elected by the Board annually; Vice President – Investments of FAIF since September 2001	Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management - Americas, September 2000 to June 2001; Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1956)*	Vice President– Administration	Re-elected by the Board annually; Vice President – Administration of FAIF since March 2000	Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; prior thereto, Senior Vice President of First American Asset Management.

Joseph M. Ulrey III, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1958)*	Treasurer	Re-elected by the Board annually; Treasurer of FAIF since December 2003	Chief Financial Officer since September 2004 and Senior Managing Director, Fund Treasury, since December 2003; Senior Managing Director, Risk Management and Quantitative Analysis, since May 2001, U.S. Bancorp Asset Management, Inc. ("USBAM"); from May 2001 through December 2001, Senior Managing Director, Securities Lending and Money Market Funds, USBAM; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management.

Douglas A. Paul, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1947)*	Chief Compliance Officer	Re-elected by the Board annually; Chief Compliance Officer of FAIF since June 2004	Chief Compliance Officer of U.S. Bancorp Asset Management, Inc. since June 2004; prior thereto, Partner, Kirkpatrick & Lockhart LLP since March 2000; prior thereto, Director of Compliance, Associate General Counsel, Vice President, American Century Investments.

Kathleen L. Prudhomme, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, MN 55402 (1953)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 1998	Deputy General Counsel, U.S. Bancorp Asset Management, Inc. since November 2004; prior thereto, Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1951)	Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF from September 1998 through June 2002. Secretary of FAIF since June 2002	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

Michael J. Radmer, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402 (1945)	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since March 2000; Secretary of FAIF from September 1999 through March 2000	Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm.

James R. Arnold, 615 E. Michigan Street, Milwaukee, WI 53202 (1957)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since June 2003	Vice President, U.S. Bancorp Fund Services, LLC since March 2002; Senior Administration Services Manager, UMB Fund Services, Inc. through March 2002.

Douglas G. Hess, 615 E. Michigan Street, Milwaukee, WI 53202 (1967)*	Assistant Secretary	Re-elected by the Board annually; Assistant Secretary of FAIF since September 2001	Vice President, U.S. Bancorp Fund Services, LLC.

*  Messrs. Schreier, Jordahl, Wilson, Ulrey, Paul and Ms. Prudhomme are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and co-administrator for FAIF. Messrs. Hess and Arnold are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as co-administrator for FAIF.

FIRST AMERICAN FUNDS Annual Report 2004

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Board of Directors  First American Investment Funds, Inc.

Virginia Stringer

Chairperson of First American Investment Funds, Inc.

Owner and President of Strategic Management Resources, Inc.

Benjamin Field III

Director of First American Investment Funds, Inc.

Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

Mickey Foret

Director of First American Investment Funds, Inc.

Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

Roger Gibson

Director of First American Investment Funds, Inc.

retired; former Vice President of Cargo-United Airlines

Victoria Herget

Director of First American Investment Funds, Inc.

Investment Consultant; former Managing Director of Zurich Scudder Investments

Leonard Kedrowski

Director of First American Investment Funds, Inc.

Owner and President of Executive and Management Consulting, Inc.

Richard Riederer

Director of First American Investment Funds, Inc.

Retired; former President and Chief Executive Officer of Weirton Steel

Joseph Strauss

Director of First American Investment Funds, Inc.

Owner and President of Strauss Management Company

James Wade

Director of First American Investment Funds, Inc.

Owner and President of Jim Wade Homes

First American Investment Funds’ Board of Directors is comprised entirely of independent directors.

Direct fund correspondence to:

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Further, there is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended September 30, 2004. The portfolio managers’ views are subject to change at any time based upon market or other conditions.

This report is for the information of shareholders of the First American Investment Funds, Inc. It may also be used as sales literature when preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the Funds. Read the prospectus carefully before investing.

The figures in this report represent past performance and do not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

CO-ADMINISTRATORS

U.S. Bancorp Asset Management, Inc.

800 Nicollet Mall

Minneapolis, Minnesota 55402

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

CUSTODIAN

U.S. Bank National Association

180 East Fifth Street

St. Paul, Minnesota 55101

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

220 South Sixth Street

Suite 1400

Minneapolis, Minnesota 55402

COUNSEL

Dorsey & Whitney LLP

50 South Sixth Street

Suite 1500

Minneapolis, Minnesota 55402

First American Funds

P.O. Box 1330

Minneapolis, MN 55440-1330

In an attempt to reduce shareholder costs and help eliminate duplication, First American Funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Investor Services at 800.677.FUND or visit firstamericanfunds.com.

0389-04     11/2004     AH-EQUITY

Item 2—Code of Ethics - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

Response: The registrant has adopted a code of ethics (designated as the “Code of Ethical Conduct”) that applies to its principal executive officer and principal financial officer.  The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

Item 3—Audit Committee Financial Expert - Did the registrant’s board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is “independent,” (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

Response: The registrant’s Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant’s Audit Committee, are each an “audit committee financial expert” and are “independent,” as these terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

Item 4—Principal Accountant Fees and Services – Only disclosed annually.

(a)          Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Response: Ernst & Young LLP (“E&Y”) billed the registrant audit fees totaling $391,795 in the fiscal year ended September 30, 2004 and $312,163 in the fiscal year ended September 30, 2003, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant’s Form NCSR.

(b)         Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: Ernst & Young LLP (“E&Y”) billed the registrant audit-related fees totaling $36,134 in the fiscal year ended September 30, 2004 and $0 in the fiscal year ended September 30, 2003, for professional services associated with                         .

(c)          Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: E&Y billed the registrant fees of $115,034 in the fiscal year ended September 30, 2004 and $129,482 in the fiscal year ended September 30, 2003 for tax services, including tax compliance, tax advice and tax planning.  Tax compliance, tax advice and tax planning services primarily relate to preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

(d)         All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Response: There were no fees billed by E&Y for other services to the registrant during the fiscal years ended September 30, 2003 and 2004.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of
Regulation S-X.

Response: Set forth below are the audit committee’s pre-approval policies and procedures pursuant to paragraph (c)(7) of
Rule 2-01 of Regulation S-X:

Audit Committee policy regarding pre-approval of services provided by the Independent Auditor

The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence.  This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations.  In this regard, the Audit Committee should:

•                                          Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                                          Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

•                                          Meet quarterly with the partner of the independent audit firm

•                                          Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Audit Committee of the First American Funds (“Committee”) will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Funds.  At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                                          Annual Fund financial statement audits

•                                          Seed audits (related to new product filings, as required)

•                                          SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Accounting consultations

•                                          Fund merger support services

•                                          Other accounting related matters

•                                          Agreed Upon Procedure Reports

•                                          Attestation Reports

•                                          Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                                          Tax compliance services related to the filing or amendment of the following:

•              Federal, state and local income tax compliance, and

•              Sales and use tax compliance

•                                          Timely RIC qualification reviews

•                                          Tax distribution analysis and planning

•                                          Tax authority examination services

•                                          Tax appeals support services

•                                          Accounting methods studies

•                                          Fund merger support services

•                                          Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis.  Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services.  Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee.  The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                                          Management functions

•                                          Accounting and bookkeeping services

•                                          Internal audit services

•                                          Financial information systems design and implementation

•                                          Valuation services supporting the financial statements

•                                          Actuarial services supporting the financial statements

•                                          Executive recruitment

•                                          Expert services (e.g., litigation support)

•                                          Investment banking

Policy for Pre-approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex

The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds.  The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Response: All of the services described in paragraphs (b) through (d) of Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Response: All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)         Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Response: The aggregate non-audit fees billed by E&Y to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $181,918 in the fiscal year ended September 30, 2004 and $261,682 in the fiscal year ended September 30, 2003, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services.

(h)         Disclose whether the registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Response: The registrant’s audit committee has determined that the provision of non-audit services to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y’s independence.

Item 5—Audit Committee of Listed Registrants

(a)          If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Response: Not applicable.  Registrant is not a listed issuer.

Item 6—Schedule of Investments (applicable for periods ending on or after July 9, 2004) – File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Response: The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

Response: Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Companies.

(a)          If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1)          State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment advisor of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”).  Also state each Portfolio Manager’s business experience during the past 5 years.

(2)          If a Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provided the following information:

(i)             The Portfolio Manager’s name;

(ii) The number of other accounts managed within each of the following categories and the total assets in the account managed within each category:

(A)        Registered investment companies;

(B)          Other pooled investment vehicles; and

(C)          Other accounts.

(iii) For each of the categories in paragraph (a) (2) (ii) of this Item, the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account; and

(iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the registrant’s investments, on the one hand, and the investments of the other accounts included in response to paragraph (a) (2) (ii) of this Item, on the other.  This description would include, for example, material conflicts between the investment strategy of the registrant and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager.

(3)          Described the structure of, and the method used to determine, the compensation of each Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item.  For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which the type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant’s pre- or aftertax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant’s portfolio.  For example, if compensaton is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

(4)          For each Portfolio Manager required to be identified in response to paragraph (a) (1) of this Item, state the dollar range of equity securities in the registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

(b) If the registrant is a closed-end management investment company that is filing a report on this Form N-CSR other than an annual report, disclose any change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a) (1) of this Item in the registrant’s most recent annual report on Form N-CSR.  In addition, for any newly identified Portfolio Manager, provided the information required by paragraph (a) (1) of this Item as the date of filing of the report and the information required by paragraphs (a) (2), (a) (3), and (a) (4) of this Item as of the most recent practicable date.

Response:  Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)          If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Registrant Purchases of Equity Securities

Period (identify beginning and ending dates for each Month)	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1
Month #2
Month #3
Month #4
Month #5
Month #6
Month #7
Total

(b)         The table shall include the following information for each class of securities for each month included in the period covered by the report:

(1)          The total number of shares (or units) purchased (column (a));

(2)          The average price paid per share (or unit) (column (b));

(3)          The number of shares (or units) purchased as part of publicly announced repurchase plans or programs (column (c)); and

(4)          The maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs (column (d)).

Response: Not applicable

Item 10—Submission of Matters to a Vote of Security Holders – Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Response: There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this item.

Item 11—Controls and Procedures

(a)          Disclose the conclusions of the registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

Response: The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)         Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Response: There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 — Exhibits

11(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

Response: This code of ethics is offered to shareholders upon request without charge.

11(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

Response: Attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Investment Funds, Inc.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date: December 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Thomas S. Schreier, Jr.
Thomas S. Schreier, Jr.
President

Date:  December 9, 2004

By:
/s/ Charles D. Gariboldi

Charles D. Gariboldi
Treasurer

Date:  December 9, 2004